--------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: April 17, 1998
                      (Date of earliest event reported)





                     FIRSTPLUS Investment Corporation
           --------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



              Nevada                      333-26527        75-2596063
     ---------------------------       --------------    ------------------
     (State or Other Jurisdiction       (Commission      (I.R.S. Employer
          of Incorporation)             File Number)     Identification No.)


     377 Howard Hughes Parkway
             Suite 300N
        Las Vegas, Nevada                                     89101
       --------------------------                           ------------
         (Address of Principal                               (Zip Code)
           Executive Offices)

    Registrant's telephone number, including area code:  (702) 892-3772

                                  No Change
        ---------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

     Item 5.   Other Events
               -------------

          Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) pursuant to which the Registrant registered issuances of FIRSTPLUS Home Loan Owner Trust asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 10, 1997, and the related Prospectus Supplement, dated March 5, 1998 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), relating to the publicly offered FIRSTPLUS Home Loan Owner Trust 1998-2 Asset Backed Securities, Series 1998-2, consisting of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class M-1, Class M-2 and Class B-1 Asset Backed Notes (the "Publicly Offered Securities"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Prospectus.

          The Publicly Offered Securities were sold to PaineWebber Incorporated ("PaineWebber"), Bear, Stearns & Co. Inc., J.P. Morgan Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters") pursuant to the terms of an underwriting agreement dated June 12, 1997, as supplemented by a terms agreement dated March 5, 1998, each among PaineWebber, as representative (the "Representative") of the Underwriters (such underwriting agreement, together with such terms agreement, the "Underwriting Agreement"), the Registrant, FIRSTPLUS FINANCIAL, INC. ("FFI") and FIRSTPLUS Financial Group, Inc. A copy of the Underwriting Agreement is filed herewith as
     Exhibit 1.1.

          The Notes were issued pursuant to an Indenture dated as of March 1, 1998 (the "Indenture") among FIRSTPLUS Home Loan Owner Trust 1998-2 (the "Issuer" or the "Trust") and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

          The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of home loans (the "Home Loans") consisting of loans which are secured by mortgages, deeds of trust or other similar security instruments. The Home Loans consist of loans for which the related proceeds were used to finance (i) property improvements, (ii) debt consolidation, or (iii) a combination of property improvements, cash-out or other consumer purposes.

          The Home Loans were sold by FFI to the Registrant pursuant to the terms of a Loan Sale Agreement dated as of March 1, 1998 (the "Loan Sale Agreement") and were simultaneously sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

          The Home Loans will be serviced by FFI, an affiliate of the Registrant, pursuant to the terms of a Sale and Servicing Agreement dated as of March 1, 1998 (the "Sale and Servicing Agreement") among the Registrant, as Seller, FFI, as Transferor and Servicer, the Issuer, and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2.

          Set forth below is a brief description of certain characteristics of the Home Loans included in the Home Loan Pool as of the end of the Funding Period.

          The Home Loan Pool consists of 4,299 Home Loans having a Pool Principal Balance as of the respective Cut-Off Dates of the related Home Loans of $124,998,466.00. The Home Loans (by Pool Principal Balance as of the applicable Cut-Off Dates) have the characteristics set forth in the following tables:


                               HOME LOAN RATE

 RANGE OF               NUMBER OF                                 PERCENT OF TOTAL
HOME LOAN                 HOME             AGGREGATE                BY AGGREGATE
 RATES (%)                LOANS       PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE (%)
---------------          -------     ----------------------     ---------------------
10.00 to 10.99%             41         $  1,214,913.02                  0.97%
11.00 to 11.99             568           17,737,723.28                 14.19
12.00 to 12.99             997           29,912,617.21                 23.93
13.00 to 13.99             877           26,415,290.66                 21.13
14.00 to 14.99             788           22,075,562.45                 17.66
15.00 to 15.99             623           17,451,319.22                 13.96
16.00 to 16.99             262            6,782,938.05                  5.43
17.00 to 17.99             112            2,706,932.72                  2.17
18.00 to 18.99              28              665,243.19                  0.53
19.00 to 19.99               3               35,926.44                  0.03
                        -------        ---------------                -------
    TOTAL                4,299         $124,998,466.24                100.00%


     The weighted average Home Loan Rate of the Home Loans as of the Cut-Off Date was approximately 13.847% per annum.

                       Cut-Off Date Loan Principal Balances

    RANGE OF
  CUT-OFF DATE                  NUMBER OF             AGGREGATE
PRINCIPAL BALANCE ($)           HOME LOANS       PRINCIPAL BALANCE($)
---------------------           ----------       --------------------
     0.00 to  9,999.99                23          $     188,165.36
10,000.00 to 19,999.99               866             13,768,555.38
20,000.00 to 29,999.99             1,667             42,122,366.05
30,000.00 to 39,999.99             1,174             40,458,977.04
40,000.00 to 49,999.99               382             17,175,257.16
50,000.00 to 59,999.99               105              5,739,910.37
60,000.00 to 69,999.99                60              3,861,097.74
70,000.00 to 79,999.99                18              1,321,329.45
80,000.00 to 89,999.99                 3                263,624.31
90,000.00 to 99,999.99                 1                 99,183.38
                                 ---------         ---------------
    TOTAL                          4,299           $124,998,466.24


     The average principal balance of the Home Loans as of the Cut-Off Date was approximately $29,076.17.

                       Original Loan Principal Balances

                                                       Aggregate
Range of Principal Balances         Number of          Principal
    at Origination ($)             Home Loans           Balance
---------------------------        ------------    ----------------
  10,000.00 to 19,999.99               792         $  12,152,090.14
  20,000.00 to 29,999.99             1,630            40,027,329.04
  30,000.00 to 39,999.99             1,260            42,522,172.21
  40,000.00 to 49,999.99               390            17,031,324.29
  50,000.00 to 59,999.99               138             7,304,908.62
  60,000.00 to 69,999.99                65             4,136,821.62
  70,000.00 to 79,999.99                20             1,461,012.63
  80,000.00 to 89,999.99                 3               263,624.31
  90,000.00 to 99,999.99                 1                99,183.38
                                     ------         ---------------
     Total                           4,299          $124,998,466.24


     The average principal balance of the Initial Home Loans at origination was approximately $29,455.02.


                           Geographic Concentration

                                                                     Number of          Aggregate
     State                                                          Home Loans      Principal Balance
     -----                                                          ----------      -----------------
Alabama . . . . . . . . . . . . . . . . . . . . . . . . . . .              1        $    24,742.94
Arizona . . . . . . . . . . . . . . . . . . . . . . . . . . .            197          5,508,530.27
Arkansas  . . . . . . . . . . . . . . . . . . . . . . . . . .              3             87,142.22
California  . . . . . . . . . . . . . . . . . . . . . . . . .            357          10,003,488.15
Colorado  . . . . . . . . . . . . . . . . . . . . . . . . . .            159           4,663,985.06
Connecticut . . . . . . . . . . . . . . . . . . . . . . . . .             44           1,422,495.16
Delaware  . . . . . . . . . . . . . . . . . . . . . . . . . .              9             258,344.27
District of Columbia  . . . . . . . . . . . . . . . . . . . .              1              43,598.78
Florida . . . . . . . . . . . . . . . . . . . . . . . . . . .            455          12,560,818.49
Georgia . . . . . . . . . . . . . . . . . . . . . . . . . . .            216           6,068,000.81
Idaho . . . . . . . . . . . . . . . . . . . . . . . . . . . .             47           1,368,278.68
Illinois  . . . . . . . . . . . . . . . . . . . . . . . . . .            199           5,404,524.11
Indiana . . . . . . . . . . . . . . . . . . . . . . . . . . .            125           3,338,677.74
Iowa  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             32             899,891.33
Kansas  . . . . . . . . . . . . . . . . . . . . . . . . . . .             33             895,736.75
Kentucky  . . . . . . . . . . . . . . . . . . . . . . . . . .             51           1,459,254.63
Louisiana . . . . . . . . . . . . . . . . . . . . . . . . . .             55           1,719,509.57
Maine . . . . . . . . . . . . . . . . . . . . . . . . . . . .             19             593,308.08
Maryland  . . . . . . . . . . . . . . . . . . . . . . . . . .            146           4,280,331.93
Massachusetts . . . . . . . . . . . . . . . . . . . . . . . .            198           6,073,643.75
Michigan  . . . . . . . . . . . . . . . . . . . . . . . . . .            278           8,372,926.48
Minnesota . . . . . . . . . . . . . . . . . . . . . . . . . .             74           2,286,518.08
Mississippi . . . . . . . . . . . . . . . . . . . . . . . . .              9             259,246.58
Missouri  . . . . . . . . . . . . . . . . . . . . . . . . . .             74           1,930,307.07
Montana . . . . . . . . . . . . . . . . . . . . . . . . . . .             13             471,178.62
Nebraska  . . . . . . . . . . . . . . . . . . . . . . . . . .             37           1,090,881.75
Nevada  . . . . . . . . . . . . . . . . . . . . . . . . . . .             74           2,281,766.53
New Hampshire . . . . . . . . . . . . . . . . . . . . . . . .             43           1,230,498.71
New Jersey  . . . . . . . . . . . . . . . . . . . . . . . . .            209           6,290,088.91
New Mexico  . . . . . . . . . . . . . . . . . . . . . . . . .             86           2,746,568.94
New York  . . . . . . . . . . . . . . . . . . . . . . . . . .              3             103,420.46
North Carolina  . . . . . . . . . . . . . . . . . . . . . . .             69           1,788,734.65
North Dakota  . . . . . . . . . . . . . . . . . . . . . . . .              5             150,479.32
Ohio  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            115           3,280,731.34
Oklahoma  . . . . . . . . . . . . . . . . . . . . . . . . . .             91           2,562,082.31
Oregon  . . . . . . . . . . . . . . . . . . . . . . . . . . .             43           1,310,129.61
Pennsylvania  . . . . . . . . . . . . . . . . . . . . . . . .             72           2,091,478.50
Rhode Island  . . . . . . . . . . . . . . . . . . . . . . . .              3             149,539.50
South Carolina  . . . . . . . . . . . . . . . . . . . . . . .            116           3,622,752.48
South Dakota  . . . . . . . . . . . . . . . . . . . . . . . .              5             169,093.37
Tennessee . . . . . . . . . . . . . . . . . . . . . . . . . .            143           4,178,095.30
Texas . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2              69,783.48
Utah  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             50           1,655,930.66
Vermont . . . . . . . . . . . . . . . . . . . . . . . . . . .              7             232,418.90
Virginia  . . . . . . . . . . . . . . . . . . . . . . . . . .            230           6,772,465.10
Washington  . . . . . . . . . . . . . . . . . . . . . . . . .             69           2,230,511.47
Wisconsin . . . . . . . . . . . . . . . . . . . . . . . . . .             20             662,335.80
Wyoming . . . . . . . . . . . . . . . . . . . . . . . . . . .             12             334,199.60
     Total                                                             4,299        $124,998,466.24
                                                                       =====        ===============

                         Remaining Term to Maturity

                                                              Aggregate
      Range of Remaining                     Number of        Principal
   Term to Maturity (Months)                Home Loans         Balance
-------------------------------             ----------        ---------
  0.00 to 29.99  . . . . . . . . .                1          $     7,084.61
 30.00 to 59.99  . . . . . . . . .               77            1,380,515.01
 60.00 to 89.99  . . . . . . . . .               44            1,030,866.87
 90.00 to 119.99 . . . . . . . . .              407            9,801,637.49
120.00 to 149.99 . . . . . . . . .                9              249,102.00
150.00 to 179.99 . . . . . . . . .              917           26,340,092.10
180.00 to 209.99 . . . . . . . . .                4              109,195.74
210.00 to 239.99 . . . . . . . . .              211            6,106,206.27
270.00 to 299.99 . . . . . . . . .            2,629           79,973,766.15
                                              -----          ---------------
          Total  . . . . . . . . .            4,299          $124,998,466.24
                                              =====          ===============

     The weighted average remaining term to maturity of the Home Loans as of the Cut-Off Date was approximately 247 months.


                          Months Since Origination

                                                    Aggregate
     Age                    Number of               Principal
 (In Months)                Home Loans               Balance
-------------               ----------          ----------------
 0.00 to  5.99 . . . .         3,203             $ 92,963,012.62
 6.00 to 11.99 . . . .           193                5,546,470.31
12.00 to 17.99 . . . .           893               26,193,378.25
18.00 to 23.99 . . . .            10                  295,605.06
          Total                4,299             $124,998,466.24
                               =====             ===============

     The weighted average number of months since origination of the Home Loans as of the Cut-Off Date was approximately 5.58 months.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    ------------

              1.1   Underwriting Agreement

              4.1   Indenture

             10.1   Loan Sale Agreement

             10.2   Sale and Servicing Agreement


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FIRSTPLUS INVESTMENT CORPORATION



                                            By:   /s/ Lee F. Reddin
                                            --------------------------------
                                            Name:  Lee F. Reddin
                                            Title: Vice President



Dated:  April 20, 1998


                                EXHIBIT INDEX
                                -------------



Exhibit No.                   Description                 Page No.
-----------                   -----------                 --------
    1.1                  Underwriting Agreement

    4.1                  Indenture

   10.1                  Loan Sale Agreement

   10.2                  Sale and Servicing Agreement



                                                               EXHIBIT 1.1

                                                              NON-REMIC UA





                       FIRSTPLUS HOME LOAN OWNER TRUSTS

                           ASSET-BACKED SECURITIES
                             (Issuable in Series)

                            UNDERWRITING AGREEMENT
                           ----------------------


PaineWebber Incorporated                                        June 12, 1997
1285 Avenue of the Americas
New York, New York  10019
Attention:  Joseph Piscina

Ladies and Gentlemen:

          FIRSTPLUS INVESTMENT CORPORATION, a corporation organized and existing under the laws of the State of Nevada (the "Company"), proposes to cause FIRSTPLUS HOME LOAN OWNER TRUSTS (each, a "Trust") to offer for sale from time to time its Asset-Backed Securities evidencing interests in pools of certain contracts and mortgage loans (the "Securities"). The Securities may be issued in various series, and within each series, in one or more classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Trust may issue one or more classes of Asset-Backed Notes (the "Notes") pursuant to an Indenture to be dated as of the respective cut-off date (each, a "Cut-off Date") as supplemented by one or more supplements to such Indenture (such Indenture, as supplemented, the "Indenture") between the related Trust and the indenture trustee named therein (the "Indenture Trustee").
Simultaneously with the issuance of the Notes, the Trust may issue Asset-Backed Certificates (the "Certificates"), each representing a fractional undivided ownership interest in the related Trust, pursuant to a separate Trust Agreement (each, a "Trust Agreement") to be dated as of the respective Cut-off Date among the Company, one or more affiliates of the Company, the owner trustee named therein (the "Owner Trustee") and, to the extent specified therein, the co-owner trustee.

          The assets of each Trust will consist primarily of a pool of fixed- or adjustable-rate, fully-amortizing property improvement and/or debt consolidation loans, and the related notes and mortgages (collectively, the "Home Loans") having the original terms to maturity and interest rate types specified in the related Terms Agreement referred to hereinbelow. Certain of the Home Loans may be partially insured by the Federal Housing Administration (the "FHA") of the United States Department of Housing and Urban Development ("HUD") pursuant to Title I of the National Housing Act of 1934, as amended ("Title I Home Loans"). Unless otherwise specified in the related Prospectus Supplement and the related Sale and Servicing Agreement (as defined below), the Company or its affiliate, as FHA Insurance Holder (the "FHA Insurance Holder"), will enter into an FHA claims administration agreement (each, an "FHA Claims Agreement") with FIRSTPLUS FINANCIAL, INC. ("FFI"), as transferor and servicer (the "Transferor" or "Servicer"), pursuant to which the Servicer will administer, process and submit claims (the Servicer in such capacity, the "FHA Claims Administrator") to the FHA in respect of Title I Home Loans.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the related sale and servicing agreement to be dated as of the applicable Cut-off Date (the "Sale and Servicing Agreement"), among the Company as seller (the "Seller"), the Servicer, the Indenture Trustee and the related Trust, or, if not defined therein, in the respective Indenture or Trust Agreement.

     If and to the extent specified in the related Sale and Servicing Agreement, in addition to the Home Loans conveyed to the Trust on the Closing Date (such Home Loans so conveyed to the Trust at such time, the "Initial Home Loans"), the Seller shall be obligated to convey to the Trust, from time to time during the period commencing after the Closing Date and ending at the expiration of the period specified in such Sale and Servicing Agreement (each, a "Pre-Funding Period")(the date of any such conveyance, a "Subsequent Transfer Date"), additional Home Loans (any such additional Home Loans so conveyed to the Trust through the Pre-Funding Period, the "Subsequent Home Loans").

     The Securities may have the benefit of one or more insurance policies (each, a "Policy") issued by the securities insurer named therein (the "Securities Insurer") pursuant to an insurance and indemnity agreement among the Seller, the Indenture Trustee, the Servicer and the Securities Insurer (the "Insurance Agreement").

          Underwritten offerings of Securities may be made through you or through an underwriting syndicate managed by you. The Company proposes to sell one or more Series of the Securities to you and to each of the other several underwriters, if any, participating in an underwriting syndicate managed by you.

          Whenever the Company determines to make an offering of Securities (each, an "Offering") pursuant to this Agreement through you, it will enter into an agreement (the "Terms Agreement") providing for the sale of specified Classes of Offered Securities (as defined below) to, and the purchase and public offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the underwriters designated in any such Terms Agreement being referred to herein as "Underwriters," which term shall include you whether acting alone in the sale of any Offered Securities of any series or as a member of an underwriting syndicate). Each such Offering which the Company elects to make pursuant to this Agreement shall be governed by this Agreement, as supplemented by the related Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each underwriter participating in the offering of such Offered Securities. Each Terms Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the Classes of Securities to be purchased by the Underwriters (the "Offered Securities"), whether such Offered Securities constitute Notes or Certificates, the principal balance or balances of the Offered Securities, each subject to any stated variance, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 13 hereof) and the price or prices at which such Offered Securities are to be purchased by the Underwriters from the Company.

          1.   Representations and Warranties.  (a) The Company and FFI
               ------------------------------
represent and warrant to and agree with the Underwriters, as of the date of the related Terms Agreement, that:

                      (i) The registration statement specified in the related Terms Agreement, on Form S-3, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of asset-backed securities issuable in series, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, is hereinafter called the "Registration Statement," and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Offered Securities of the related Series, each in the form first filed via EDGAR by a financial printer or another person designated by the Company (the "Financial Printer") after the date of the related Terms Agreement pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Exchange Act on or before the date of such Prospectus Supplement (other than any such incorporated documents that relate to Collateral Term Sheets (as defined herein)) (such prospectus supplement, including such incorporated documents (other than those that relate to Collateral Term Sheets), in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Final Prospectus". Any preliminary prospectus, including any preliminary prospectus supplement which, as completed, is proposed to be used in connection with the sale of a Series of Offered Securities and any prospectus filed with the Commission pursuant to Rule 424(a) of the Act, is hereinafter referred to as a "Preliminary Prospectus." Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Preliminary Prospectus, the Final Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of the Preliminary Prospectus, the Final Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

                     (ii) The related Registration Statement, at the time it became effective, and the prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the date of the related Terms Agreement and on each Closing Date (as defined in Section 3 below), the related Registration Statement and the related Final Prospectus, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; such Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such Final Prospectus, on the date of any filing pursuant to Rule 424(b) and on each Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and the Form 8-K relating to any Subsequent Home Loans, on the date of any filing thereof, will not include any untrue statement of a material fact or omit to state any information which such Final Prospectus states will be included in such Form 8-K; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from (A) such Registration Statement or such Final Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation thereof or (B) any Current Report (as defined in Section 5(b) below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Final Prospectus (or any amendment thereof or supplement thereto).

                    (iii) The Securities of the related Series will conform to the description thereof contained in the related Final Prospectus; and will each on the related Closing Date be duly and validly authorized, and, when validly executed, countersigned, issued and delivered in accordance with the related Indenture or Trust Agreement, as applicable, and sold to you as provided herein and in the related Terms Agreement, will each be validly issued and outstanding and entitled to the benefits of such Indenture or Trust Agreement, as applicable, and, if applicable, the related Policy.

                     (iv) Neither the issuance nor sale of the Securities of the related Series nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of the related Terms Agreement, will conflict with any statute, order or regulation applicable to the Company or FFI of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or FFI or with any organizational document of the Company or FFI or any instrument or any agreement under which the Company or FFI is bound or to which it is a party.

                      (v) This Agreement and the related Terms Agreement have been duly authorized, executed and delivered by the Company and FFI.

                     (vi) At or prior to the related Closing Date, the Trust will have entered into the related Indenture, Trust Agreement and any Insurance Agreement and, assuming the due authorization, execution and delivery thereof by the other parties thereto, such Indenture, such Trust Agreement and such Insurance Agreement (on such Closing Date) will constitute the valid and binding agreement of the Trust enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether the enforceability of such Indenture, such Trust Agreement or such Insurance Agreement is considered in a proceeding in equity or at law).

                    (vii) At or prior to the related Closing Date, the Company will have entered into the related Sale and Servicing Agreement and any related FHA Claims Agreement and, assuming the due authorization, execution and delivery thereof by the other parties thereto, such Sale and Servicing Agreement and such FHA Claims Agreement (on such Closing Date) will constitute the valid and binding agreement of the Company enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights and to general principles of equity (regardless of whether the enforceability of such Sale and Servicing Agreement or such FHA Claims Agreement is considered in a proceeding in equity or at law).

                   (viii) The FHA Insurance Holder and the Transferor are each approved by the FHA as a lender under the Title I program and each holds a valid contract of insurance or approval for insurance under the Title I program; the FHA Insurance Holder will have received prior to each Closing Date or Subsequent Transfer Date, as the case may be, all material consents, authorizations, orders and approvals from governmental authorities, agencies or bodies and all other material actions will have been taken prior to such Closing Date or Subsequent Transfer Date which are necessary to permit the FHA Insurance Holder to obtain the benefit of the FHA Insurance in respect of the related Title I Home Loan as described in the related Final Prospectus, and the Transferor and the FHA Insurance Holder will have completed prior to each Closing Date or Subsequent Transfer Date, as the case may be, all material actions that are necessary to duly and validly effect the transfer of the FHA Insurance applicable to the Title I Home Loans into the FHA contract of insurance coverage reserve account of the FHA Insurance Holder.

                     (ix) If applicable, the related Policy, when delivered, will constitute the legal, valid and binding obligation of the Securities Insurer, enforceable in accordance with its terms.

                      (x) Any funds or accounts established from time to time with respect to a Series of Securities in accordance with the related Indenture, Trust Agreement or Sale and Servicing Agreement will have been properly funded at the Closing Date by the deposit by the Seller of the requisite cash therein, in the manner specified by such Indenture, Trust Agreement or Sale and Servicing Agreement.

                     (xi) Immediately prior to the transfer and assignment thereof on the Closing Date, and on any Subsequent Transfer Date, the Transferor had good title to, and was the sole owner of, each Home Loan and all action had been taken to obtain good record title to each related Home Loan. Each Home Loan will, as of such date(s), be transferred free and clear of any lien, mortgage, pledge, charge, security interest, adverse claim or other encumbrance.

                    (xii) Neither the Seller, the Transferor, the Trust nor any funds or accounts established thereunder is an "investment company" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or is under the "control" (as such term is defined in the 1940 Act) of an "investment company" that is registered or required to be registered under, or is otherwise subject to the provisions of, the 1940 Act.

          2.   Purchase and Sale.  Subject to the execution of the Terms
               -----------------
Agreement for a particular Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement and such Terms Agreement, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the respective original principal amounts of the related Offered Securities set forth in the related Terms Agreement opposite the name of such Underwriter, plus any additional original principal amount of Offered Securities which such Underwriter may be obligated to purchase pursuant to Section 13 hereof, at the purchase price therefor set forth in such Terms Agreement (the "Purchase Price").

          The parties hereto agree that settlement for all securities sold pursuant to this Agreement shall take place on the terms set forth herein and not as set forth in Rule 15c6-1(a) under the Exchange Act.

          3.   Delivery and Payment.  Delivery of and payment for the
               --------------------
Offered Securities of a Series shall be made at the specified offices of Andrews & Kurth L.L.P., at 10:00 a.m. New York City time, on the Closing Date specified in the related Terms Agreement, which date and time may be postponed by agreement between the Underwriters and the Company (such date and time being herein called the "Closing Date"). Delivery of such Offered Securities shall be made to the Underwriters against payment by the Underwriters of the Purchase Price thereof to or upon the order of the Company by wire transfer in federal or other immediately available funds. Unless delivery is made through the facilities of The Depository Trust Company, the Offered Securities shall be registered in such names and in such authorized denominations as the Underwriters may request not less than two full business days in advance of each Closing Date.

          The Company agrees to notify the Underwriters at least two business days before each Closing Date of the exact principal balance evidenced by the Offered Securities and to have such Offered Securities available for inspection, checking and packaging in New York, New York, no later than 12:00 noon on the business day prior to such Closing Date.

          4.   Offering by the Underwriters.  It is understood that the
               ----------------------------
Underwriters propose to offer the Offered Securities of the related Series for sale to the public as set forth in the related Final Prospectus.

          5.   Agreements.  The Company and FFI agree with the
               ----------
Underwriters that:

               (a) The Company will cause each of the Preliminary Prospectus and the Final Prospectus as supplemented by a Prospectus Supplement relating to the Offered Securities to be filed pursuant to Rule 424 under the Act and will promptly advise the Underwriters when such Preliminary Prospectus and such Final Prospectus as so supplemented have been so filed, and prior to the termination of the Offering to which such Preliminary Prospectus and Final Prospectus relate also will promptly advise the Underwriters (i) when any amendment to the related Registration Statement specifically relating to such Offered Securities shall have become effective or any further supplement to such Preliminary Prospectus or such Final Prospectus has been filed, (ii) of any request by the Commission for any amendment of such Registration Statement, Preliminary Prospectus or Final Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the institution or threatening of any proceeding for that purpose and
     (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of such Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment of the related Registration Statement or supplement to the related Preliminary Prospectus or Final Prospectus (other than any amendment or supplement specifically relating to one or more Series of asset-backed securities other than the Series that includes the related Offered Securities) unless (i) the Company has given reasonable notice to the Underwriters of its intention to file any such amendment or supplement,
     (ii) the Company has furnished the Underwriters with a copy for their review within a reasonable time prior to filing, and (iii) the Underwriters do not reasonably object to the filing of such amendment or supplement. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) The Company will cause any Computational Materials and any Structural Term Sheets (each as defined in Section 8 below) with respect to the Offered Securities of a Series that are delivered by an Underwriter to the Company pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (each such filing of such materials and of any Collateral Term Sheets, a "Current Report") pursuant to Rule 13a-11 under the Exchange Act in accordance with
     Section 10 on the business day immediately following the date on which the related Terms Agreement is executed and delivered. The Company will cause any Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Securities of a Series that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act in accordance with Section 10 on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. In addition, if at any time prior to the availability of the related Prospectus Supplement, the Underwriters have delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriters and the Company, a material change in the characteristics of the Home Loans for the related Series from those on which a Collateral Term Sheet with respect to the related Series previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 hereof to be filed with the Commission on a Current Report in accordance with Section 10. Each such Current Report shall be incorporated by reference in the related Final Prospectus and the related Registration Statement.

               (c) If, at any time when a prospectus relating to the Offered Securities of a Series is required to be delivered under the Act, any event occurs as a result of which the related Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the related Final Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that the Company
                                        --------  -------
     will not be required to file any such amendment or supplement with respect to any Computational Materials, Structural Term Sheets or Collateral Term Sheets incorporated by reference in the Final
     Prospectus other than any amendments or supplements of such Computational Materials or Structural Term Sheets as are furnished to the Company by the Underwriters pursuant to Section 8(e) hereof or any amendments or supplements of such Collateral Term Sheets that are furnished to the Company by the Underwriters pursuant to Section 9(d) hereof which are required to be filed in accordance therewith.

               (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, as many signed copies of the related Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriters or a dealer may be required by the Act, as many copies of the related Preliminary Prospectus and the related Final Prospectus and any supplements thereto (other than exhibits to the related Current Report), as the Underwriters may reasonably request.

               (e) The Company will furnish such information, execute such instruments and take such actions as may be reasonably requested by the Underwriters to qualify the Offered Securities of a Series for sale under the laws of such jurisdictions as the Underwriters may designate, to maintain such qualifications in effect so long as required for the distribution of such Offered Securities and to determine the legality of such Offered Securities for purchase by investors; provided, however,
                                                        --------  -------
     that the Company shall not be required to qualify to do business in any jurisdiction where it is not qualified on the date of the related Terms Agreement or to take any action which would subject it to general or unlimited service of process or corporate or franchise taxation as a foreign corporation in any jurisdiction in which it is not, on the date of the related Terms Agreement, subject to such service of process or such taxation.

               (f) So long as the Offered Securities of a Series are outstanding, the Company will furnish to the Underwriters copies of the annual independent public accountants' servicing report furnished to the Indenture Trustee pursuant to the related Sale and Servicing Agreement.

               (g) Whether or not the transactions contemplated hereby and by the related Terms Agreement shall be consummated, the Company shall be responsible for the payment of any costs and expenses for which details are submitted in connection with the performance of its obligations under this Agreement and the related Terms Agreement, including, without limitation, (i) the cost and expenses of printing or otherwise reproducing the related Registration Statement, the related Preliminary Prospectus, the related Final Prospectus, this Agreement, the related Terms Agreement, the related Sale and Servicing Agreement, the related Trust Agreement, the related Indenture and the Offered Securities, and (ii) the cost of delivering the related Offered Securities to the office of the Underwriters, insured to the satisfaction of the Underwriters, (iii) the fees and disbursements of the Seller's and the Servicer's counsel and accountants (including any fees and disbursements incurred in connection with any procedures performed with respect to the related Final Prospectus and any related Preliminary Prospectus) and any fees and disbursements incurred in connection with review of Computational Materials or ABS Term Sheets,
     (iv) the qualification of the Securities under state securities or blue sky laws, including filing fees and the fees and disbursements of counsel for you in connection therewith and in connection with the preparation of any blue sky survey and legal investment survey, (v) the printing, word processing and duplicating expenses and supervision related to preparation of and delivery to the Underwriter of copies of any document contemplated hereunder and any blue sky survey and legal investment survey, (vi) the fees of rating agencies, (vii) the fees and expenses, if any, incurred in connection with the listing of the Offered Securities on any national securities exchange, (viii) the fees, if any, of the National Association of Securities Dealers, Inc., and the fees and expenses of counsel for you in connection with any required written submission to or appearance before such entity, (ix) the fees and expenses of the Indenture Trustee, the Owner Trustee, any custodian, the backup servicer and the Securities Insurer, and their respective counsel, and (x) any such other related expenses not specified above.

          6.   Conditions to the Obligations of the Underwriters.  The
               -------------------------------------------------
obligations of the Underwriters to purchase the Offered Securities of any Series shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and FFI contained in this Agreement, as supplemented by the related Terms Agreement, as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of the Company made in any applicable officers' certificates pursuant to the provisions hereof, to the performance by the Company of its obligations under this Agreement and such Terms Agreement and to the following additional conditions applicable to the related Offering:

               (a) No stop order suspending the effectiveness of the related Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

               (b) Andrews & Kurth, counsel for the Company, shall have furnished to the Underwriters an opinion, dated the related Closing Date, in form and substance that is customary and reasonably acceptable to the Underwriters.

     Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by, officers of the parties to this Agreement, the related Terms Agreement, the related Sale and Servicing Agreement, the related Indenture, the related Trust Agreement or any related Insurance Agreement. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company. Such opinion may be qualified, insofar as it concerns the enforceability of the documents referred to therein, to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). Such opinion may be further qualified as expressing no opinion as to (x) the statements in the related Final Prospectus under the heading "Certain Legal Aspects of the Loan Assets" except insofar as such statements relate to the laws of the State of Texas and the laws of the United States, and (y) the statements in such Final Prospectus under the headings "ERISA Considerations" and "Certain Federal Income Tax Consequences" except insofar as such statements relate to the laws of the United States.

               (c) General Counsel for the Company and FFI shall have furnished to the Underwriters an opinion, dated the related Closing Date, to the effect that:

                      (i) Each of the Company and FFI have been duly incorporated and each is validly existing as a corporation in good standing in the jurisdiction of its organization, with corporate power to own its properties, to conduct its business as described in the related Final Prospectus and to enter into and perform its obligations under this Agreement, the related Terms Agreement, the related Sale and Servicing Agreement, the related Indenture, the related Trust Agreement, the related Insurance Agreement and the Securities of the related Series, as applicable;

                     (ii) The Company has full power and authority to deposit the related Home Loans as contemplated herein and in the related Trust Agreement, and FFI has full power and authority to transfer and service the related Home Loans as contemplated in the related Sale and Servicing Agreement;

                    (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by (a) the Company of the transactions contemplated herein and in the related Sale and Servicing Agreement, Trust Agreement and Indenture or (b) by FFI of the transactions contemplated herein or in the related Sale and Servicing Agreement, except such as may be required under the blue sky laws of any jurisdiction and such other approvals as have been obtained;

                     (iv) Neither the issuance of the Securities of the related Series nor delivery of the related Offered Securities, nor the consummation of any other of the transactions contemplated in this Agreement, the related Terms Agreement, the related Sale and Servicing Agreement, the related Trust Agreement, the related Indenture or the related Insurance Agreement, if any, nor the fulfillment of the terms of the related Securities, the related Sale and Servicing Agreement, the related Indenture, the related Trust Agreement, this Agreement, the related Terms Agreement or the related Insurance Agreement, as applicable, will conflict with or violate any term or provision of the articles of incorporation or by-laws of the Company or FFI, as applicable, or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or FFI, and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel to which the Company or FFI is a party or by which it is bound; and

                      (v)     There are no actions, proceedings or
          investigations pending or, to the best knowledge of such counsel, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the related Terms Agreement, the related Sale and Servicing Agreement, the related Trust Agreement, the related Indenture, the related Insurance Agreement, if any, or the related Securities, (ii) seeking to prevent the issuance of the Securities of the related Series or the consummation by the Company or FFI, as applicable, of any of the transactions contemplated by this Agreement, such Terms Agreement, such Sale and Servicing Agreement, such Indenture, such Trust Agreement or such Insurance Agreement, if any, or (iii) which might materially and adversely affect the performance by the Company or FFI, as applicable, of its obligations under, or the validity or enforceability of, this Agreement, such Terms Agreement, such Sale and Servicing Agreement, such Indenture, such Trust Agreement, such Insurance Agreement, if any, or the related Securities.

     In rendering his opinion such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Company or FFI or of public officials.

               (d) The Underwriters shall have received from Brown & Wood LLP, counsel for the Underwriters, such opinion or opinions, dated the related Closing Date, with respect to the issuance and sale of the Securities of the related Series, the related Registration Statement, the related Final Prospectus and such other related matters in form and substance that is customary and reasonably acceptable to the Underwriters, and the Company shall have furnished to such counsel such documents as the Underwriters may reasonably request for the purpose of enabling them to pass upon such matters.

               (e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the President or any Vice President and dated the related Closing Date, to the effect that the signers of such certificate have carefully examined the related Registration Statement (excluding any Current Reports and any other documents incorporated by reference therein), the related Final Prospectus, the Form 8-K relating to the Subsequent Home Loans, this Agreement and the related Terms Agreement and that:

                      (i) the representations and warranties of the Company in this Agreement, as supplemented by the related Terms Agreement, are true and correct in all material respects on and as of the related Closing Date with the same effect as if made on such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                     (ii) no stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been instituted or, to their knowledge, threatened; and

                    (iii) nothing has come to their attention that would lead them to believe that such Registration Statement (excluding any Current Report) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, that the related Final Prospectus (excluding any related Current Report) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Form 8-K relating to the Subsequent Home Loans includes any untrue statement of a material fact or omits to state any information which the Final Prospectus states will be included in such Form 8-K.

               (f) Counsel for the Indenture Trustee shall have furnished to the Underwriters an opinion, dated the related Closing Date, in form and substance that is customary and reasonably acceptable to the Underwriters regarding certain matters relating to the Indenture Trustee.

               (g) Counsel for the Owner Trustee shall have furnished to the Underwriters an opinion, dated the related Closing Date, in form and substance that is customary and reasonably acceptable to the Underwriters regarding certain matters relating to the Owner Trustee.

          In addition, such counsel shall furnish to the Underwriters such opinions as to the treatment of the Trust Fund for purposes of state tax law where the Owner Trustee maintains possession of the assets of the Trust Fund as are customary and reasonably satisfactory to the Underwriters.

               (h) Ernst & Young LLP shall have furnished to the Underwriters one or more letters in form and substance that is customary and reasonably satisfactory to the Underwriters to the effect that they have performed certain specified procedures requested by the Underwriters with respect to certain information relating to the Offered Securities and certain matters relating to the Company and the Servicer.

               (i) The Policy relating to the Offered Securities of the related Series, if any, shall have been duly executed and issued prior to the Closing Date, in form and substance that is customary and reasonably satisfactory to the Underwriters, and shall conform in all respects to the description thereof in the Prospectus.

               (j) If applicable, counsel for the Securities Insurer shall have furnished to the Underwriters an opinion, dated the related Closing Date, in form and substance that is customary and reasonably acceptable to the Underwriters regarding certain matters relating to the Securities Insurer.

          In rendering such opinion such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Securities Insurer, if any, or of public officials.

               (k) The Owner Trustee shall have received from the Seller all funds required to be delivered by the Seller to be deposited in any account required to be established in accordance with the related Trust Agreement.

               (l) If applicable, the Servicer, as FHA Claims Administrator, and the Seller, as FHA Insurance Holder, shall have executed and delivered the FHA Claims Agreement in form and substance reasonably acceptable to the Underwriters.

               (m) The Offered Securities of the related Series shall have received the ratings specified in the related Terms Agreement (the "Required Ratings").

               (n) On or prior to the Closing Date, there shall have been no downgrading, nor shall any notice have been given of (i) any intended or possible downgrading or (ii) any review or possible changes, the direction of which has not been indicated, of the rating accorded and originally requested by the Company relating to any previously issued asset-backed securities of the Company by any "nationally recognized statistical rating organization" (as such term is defined for purposes of the Exchange Act).

               (o) If applicable, on or prior to the Closing Date, there has been no downgrading, not shall any notice have been given of (i) any intended or possible downgrading or (ii) any review or possible changes, the direction of which has not been indicated, of the rating accorded the Securities Insurer's claims paying ability by any "nationally recognized statistical rating organization" (as such term is defined for purposes of the Exchange Act).

               (p) Subsequent to the date of the related Terms Agreement, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of (i) the Company, its parent company or any of its subsidiaries or affiliates, (ii) the Transferor or (iii) the Securities Insurer, if any, which the Underwriters conclude, in their reasonable judgment, after consultation with the Company, materially impairs the investment quality of the Offered Securities of the related Series so as to make it impractical or inadvisable to proceed with the public offering or the delivery of such Offered Securities as contemplated by the related Final Prospectus.

               (q) Prior to the related Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects with respect to the particular Offered Securities of a Series when and as provided in this Agreement and the related Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement and the related Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel, this Agreement (with respect to the related Offered Securities) and the related Terms Agreement and all obligations of the Underwriters hereunder (with respect to the related Offered Securities) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

          7.   Indemnification and Contribution.  (a) The Company and FFI,
               --------------------------------
jointly and severally, agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the Offered Securities of the applicable Series as it became effective or in any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state in such Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the related Preliminary Prospectus or the related Final Prospectus or in the Form 8-K referred to in such Final Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state in such Preliminary Prospectus, such Final Prospectus or such Form 8-K a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and FFI will not be
                     --------  -------
liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company as herein stated by or on behalf of any Underwriter through you specifically for use in connection with the preparation thereof or (B) in any Computational Materials or ABS Term Sheets (as defined in
Section 9(a) below) furnished to prospective investors by the Underwriters or any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results directly from an error (a "Home Loan Pool Error") in the information concerning the characteristics of the Home Loans furnished by the Company to any Underwriter in writing or by electronic transmission that was used in the preparation of either (x) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such Current Report (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials (or amendments or supplements thereof) were based. This indemnity agreement will be in addition to any liability that the Company or FFI may otherwise have.

          (b) Each Underwriter agrees, severally, and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement relating to the Offered Securities of the applicable Series, and each person who controls the Company within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company to each Underwriter, but only with reference to (A) written information furnished to the Company by or on behalf of such Underwriter through you specifically for use in the preparation of the documents referred to in the foregoing indemnity with respect to the related Series, or (B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) delivered to prospective investors by such Underwriter, including any Computational Materials or ABS Term Sheets that are furnished to the Company by such Underwriter pursuant to Section 8 and incorporated by reference in such Registration Statement, the related Preliminary Prospectus or the related Final Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Home Loan Pool Error).

          (c)  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent that they may elect by written notice delivered to an indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both an
--------  -------
indemnified party and an indemnifying party and such indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to an indemnifying party, such indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from an indemnifying party or parties to such indemnified party of their election so to assume the defense of such action and approval by such indemnified party of counsel, such indemnifying party or parties will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) such indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one separate counsel approved by the indemnified party or parties in the case of subparagraph (a) or (b), representing the indemnified parties under subparagraph (a) or (b) who are parties to such action), (ii) the indemnifying party or parties shall not have employed counsel satisfactory to the indemnified party or parties to represent such indemnified party or parties within a reasonable time after notice of commencement of the action or (iii) the indemnifying party or parties have authorized the employment of counsel for an indemnified party at the expense of the indemnifying parties; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the indemnification provided for in paragraph (a) or (b) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, FFI or any Underwriter, on grounds of policy or otherwise, or if an indemnified party failed to give notice under paragraph (c) of this Section 7 in respect of a claim otherwise subject to indemnification in accordance with paragraph (a) or (b) of this
Section 7, the Company, FFI and each Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which the Company, FFI and such Underwriter may be subject in such proportion so that such Underwriter is responsible for that portion represented by the difference between the portion of the proceeds to the Company in respect of the Offered Securities underwritten by such Underwriter for the related Series and the portion of the total proceeds received by such Underwriter from the sale of such Offered Securities (the "Underwriting Discount"), and the Company and FFI are responsible for the balance;
provided, however, that in no case shall any such Underwriter be
--------  -------
responsible under this subparagraph for any amount in excess of such Underwriting Discount applicable to the Offered Securities purchased by such Underwriter pursuant to this Agreement and the related Terms Agreement. Notwithstanding anything to the contrary in this
Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls any Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company or FFI within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company or FFI shall have the same rights to contribution as the Company or FFI, subject in each case to the immediately preceding sentence of this paragraph (d).

          8.   Computational Materials and Structural Term Sheets.  (a) In
               --------------------------------------------------
accordance with Section 10, the Underwriters shall deliver to the Company one complete copy of all materials provided by the Underwriters to prospective investors in such Offered Securities which constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letters (such materials being the "Computational Materials"), and (ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"). Each delivery of Computational Materials and Structural Term Sheets to the Company pursuant to this paragraph (a) shall be effected in accordance with Section 10.

          (b) Each Underwriter represents and warrants to and agrees with the Company, as of the date of the related Terms Agreement and as of the Closing Date, that:

               (i) the Computational Materials furnished to the Company by such Underwriter pursuant to Section 8(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission with respect to the related Offered Securities in accordance with the Kidder Letters, such Computational Materials comply with the requirements of the Kidder Letters, and delivery of such Computational Materials was made to investors in a manner in accordance with the provisions of the Kidder Letters;

              (ii) the Structural Term Sheets furnished to the Company by such Underwriter pursuant to Section 8(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission as "Structural Term Sheets" with respect to the related Offered Securities in accordance with the PSA Letter, such Structural Term Sheets comply with the requirements of the PSA Letter, and delivery of such Structural
          Term Sheets was made to investors in a manner in accordance with the provisions of the PSA Letter; and

              (iii) on the date any such Computational Materials or Structural Term Sheets with respect to such Offered Securities (or any written or electronic materials furnished to prospective investors on which the Computational Materials are based) were last furnished to each prospective investor by such Underwriter and on the date of delivery thereof to the Company pursuant to Section 8(a) and on the related Closing Date, such Computational Materials (or such other materials) or Structural Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Final Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notwithstanding the foregoing, each Underwriter makes no representation or warranty as to whether any Computational Materials or Structural Term Sheets (or any written or electronic materials on which the Computational Materials are based) included or will include any untrue statement resulting directly from any Home Loan Pool Error.

          (c) If, at any time when a prospectus relating to the Offered Securities of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Final Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or Structural Term Sheets provided by any Underwriter pursuant to this Section 8 or the omission to state therein a material fact required, when considered in conjunction with the related Final Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Final Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Computational Materials or Structural Term Sheets to comply with the Act or the rules thereunder, such Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Each Underwriter represents and warrants to the Company, as of the date of delivery by it of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Final Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that each such Underwriter makes no representation or
--------  -------
warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Home Loan Pool Error.

          9.   Collateral Term Sheets.  (a)  Prior to the delivery of any
               ----------------------
"Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets"), to a prospective investor in the Offered Securities, the Underwriters shall notify the Company and its counsel by telephone of their intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 10:30 a.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in the Offered Securities, the Underwriters shall deliver to the Company one complete copy of all materials provided by the Underwriters to prospective investors in such Offered Securities which constitute "Collateral Term Sheets." Each delivery of a Collateral Term Sheet to the Company pursuant to this paragraph (a) shall be effected in accordance with Section 10. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term Sheets.") At the time of each such delivery, the Underwriter making such delivery shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery with respect to the related Series, shall indicate whether such materials differ in any material respect from any Collateral Term Sheets previously delivered to the Company with respect to such Series pursuant to this Section 9(a) as a result of the occurrence of a material change in the characteristics of the related Home Loans.

          (b) Each Underwriter represents and warrants to and agrees with the Company, as of the date of the related Terms Agreement and as of the Closing Date, that:

                    (i) The Collateral Term Sheets furnished to the Company by such Underwriter pursuant to Section 9(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to time of delivery thereof to the Company that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the related Offered Securities in accordance with the PSA Letter, such Collateral Term Sheets comply with the requirements of the PSA Letter, and delivery of such Collateral Term Sheets was made to investors in a manner in accordance with the provisions of the PSA Letter; and

                   (ii) On the date any such Collateral Term Sheets with respect to such Offered Securities were last furnished to each prospective investor by such Underwriter and on the date of delivery thereof to the Company pursuant to Section 9(a) and on the related Closing Date, such Collateral Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Final Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notwithstanding the foregoing, each Underwriter makes no representation or warranty as to whether any Collateral Term Sheet included or will include any untrue statement or material omission resulting directly from any Home Loan Pool Error.

          (c) If, at any time when a prospectus relating to the Offered Securities of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Final Prospectus as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by any Underwriter pursuant to this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Final Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Final Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term Sheets to comply with the Act or the rules thereunder, such Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Final Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however,
                                                         --------  -------
that each such Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Home Loan Pool Error.

          10.  Delivery and Filing of Computational Materials, Collateral
               ----------------------------------------------------------
Term Sheets and Structural Term Sheets.
--------------------------------------

          (a) Any delivery of Computational Materials, Collateral Term Sheets or Structural Term Sheets that is required to be made by an Underwriter to the Company hereunder shall be effected by the delivery of four copies to counsel for the Company and one copy in computer readable format to the Financial Printer on or prior to 10:30 a.m. on the date so specified herein.

          (b) The Company shall cause the Financial Printer to file with the Commission on a Current Report on Form 8-K any such Computational Materials, Collateral Term Sheet or Structural Term Sheet within one business day immediately following the delivery thereof pursuant to the preceding subsection. The Company shall use its best efforts to cause any such Computational Materials, Collateral Term Sheet or Structural Term Sheet to be so filed prior to 2:00 p.m., New York time, on such business day and will promptly advise the Underwriters of such filing.

          11.  Termination.  This Agreement (with respect to a particular
               -----------
Offering) and the related Terms Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the related Offered Securities, if prior to the related Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, impracticable to market such Offered Securities.

          12.  Representations and Indemnities to Survive Delivery.  The
               ---------------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company, FFI or their officers and of the Underwriters set forth in or made pursuant to this Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company, FFI or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the related Offered Securities. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement and the related Terms Agreement.

          13.  Default by One or More of the Underwriters.  If one or more
               ------------------------------------------
of the Underwriters shall fail on the Closing Date to purchase the Offered Securities which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth herein and in the applicable Terms Agreement. If, however, you have not completed such arrangements within such 24-hour period, then:

          (a) if the aggregate original principal balance of Defaulted Securities does not exceed 10% of the aggregate original principal balance of the Offered Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations thereunder bear to the underwriting obligations of all non-defaulting Underwriters; and

          (b) if the aggregate original principal balance of Defaulted Securities exceeds 10% of the aggregate original principal balance of the Offered Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without any liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 13 and nothing in this Agreement shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or such applicable Terms Agreement, either you or the Company shall have the right to postpone the Closing Date for a period of time not exceeding seven days in order to effect any required changes in the Registration Statement or in any other documents or arrangements.

          14.  Guarantor.  FIRSTPLUS FINANCIAL GROUP, INC., the parent of
               ---------
the Company and FFI ("FFG"), shall guarantee any obligation or liability of the Company or FFI pursuant to Section 7 hereof. FFG's acceptance of its guarantee obligation is acknowledged by the execution of the signature page of this Agreement by an authorized signatory of FFG.

          15.  Successors.  This Agreement and the related Terms Agreement
               ----------
will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder or thereunder. No purchaser of any Offered Security from the Underwriters shall be deemed a successor or assign by reason of such purchase.

          16.  APPLICABLE LAW.  THIS AGREEMENT AND THE RELATED TERMS
               --------------
AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

          17.  Miscellaneous.  This Agreement, as supplemented by the
               -------------
related Terms Agreement, supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof. This Agreement and the related Terms Agreement or any term of each may not be changed, waived, discharged or terminated except by an affirmative written agreement made by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement and the related Terms Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof.

          18.  Notices.  All communications by one party hereunder to all
               -------
other parties hereunder will be in writing and effective only on receipt by such other parties, and will be delivered as follows: (A) to the Underwriters at the address first above written, Attention: Barbara J. Dawson; (B) to the Company at 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109, Attention: Michael Orendorf; and (C) to FFI at FIRSTPLUS FINANCIAL, INC., 1600 Viceroy, 7th Floor, Dallas, Texas 75235,
Attention: Christopher Gramlich.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, FFI and the Underwriters.

                              Very truly yours,

                              FIRSTPLUS INVESTMENT CORPORATION



                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                              FIRSTPLUS FINANCIAL, INC.



                              By:
                                   ----------------------------
                                   Name:
                                   Title:

                              ACKNOWLEDGED BY:

                              FIRSTPLUS FINANCIAL GROUP, INC.



                              By:
                                   ----------------------------
                                   Name:
                                   Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

PAINEWEBBER INCORPORATED



By:
      ------------------------------
      Barbara J. Dawson
      Managing Director









                                                                    EXHIBIT A



                       FIRSTPLUS HOME LOAN TRUST    -
                                                --- --

                           ASSET-BACKED SECURITIES



                               TERMS AGREEMENT
                              ---------------
                          (to Underwriting Agreement
                             dated June 12, 1997
                among the Company, FFI and the Representative)


FIRSTPLUS INVESTMENT CORPORATION                                       (Date)
3773 Howard Hughes Parkway
Suite 300N
Las Vegas, Nevada  89109

FIRSTPLUS FINANCIAL INC.
1600 Viceroy
Dallas, Texas 75235

          PaineWebber Incorporated (the "Representative") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase such Classes of Series ___-___ Securities specified opposite its name in Section 2(a) hereof (the "Offered Securities"). This letter supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the
Offered Securities described below.  The Series _____ - __ Securities are registered with the Securities and Exchange Commission by means of an
effective Registration Statement (No.      ).  Capitalized terms used and
                                      -----
not defined herein have the meanings given them in the Underwriting
Agreement.

          Section 1.     The Home Loan Pool:  The Series      -
                         ------------------              ----- --
Securities shall evidence the entire beneficial ownership interest in a mortgage pool (the "Home Loan Pool") of mortgage loans (the "Home Loans") having the characteristics described in the Prospectus Supplement dated the date hereof.

          Section 2.     The Securities:  The Offered Securities shall be
                         --------------
issued as follows:

          (a)  Classes:  The Offered Securities shall be issued with the
               -------
following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in the Final Prospectus:

                Principal             Interest           Class Purchase
 Class           Balance               Rate            Price Percentage
-------          -------              --------         ----------------






     Each of the Underwriters agrees, severally and not jointly, subject to the terms and provisions herein and of the captioned Underwriting Agreement, to purchase the principal balances of the Classes of Series ____-____ Securities specified opposite its name below.


     Class         PaineWebber    (Underwriter)      (Underwriter)
    ----------     -----------    -------------      -------------




          (b) The Offered Securities shall have such other characteristics as described in the related Final Prospectus.

          Section 3.     Purchase Price:  The Purchase Price for each
                         --------------
Class of the Offered Securities shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) of the initial class principal balance thereof plus accrued interest at the applicable interest rate per annum of each such Class from and including the Cut-off Date up to, but not including, _____________ (the "Closing Date").


          Section 4.     Required Ratings:   The Offered Securities shall
                         ----------------
have received Required Ratings of at least (     ) from (     ).

          Section 5.     Securities Insurer:
                         ------------------

          Section 6.     Location of Closing:
                         -------------------

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Underwriters and the Company.

                              Very truly yours,

                              PAINEWEBBER INCORPORATED
                                as Representative of the several
                                Underwriters



                              By:
                                   -----------------------------
                                   Name:
                                   Title:




The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.


FIRSTPLUS INVESTMENT CORPORATION




By:
     -------------------------------
     Name:
     Title:


FIRSTPLUS FINANCIAL, INC.



By:
     -------------------------------
     Name:
     Title:

ACKNOWLEDGED BY:

FIRSTPLUS FINANCIAL GROUP, INC.



By:
     --------------------------------
     Name:
     Title:




                                                                    Execution




                       FIRSTPLUS HOME LOAN TRUST 1998-2

                           ASSET-BACKED SECURITIES


                               TERMS AGREEMENT
                              ---------------
                         (to Underwriting Agreement,
                             dated June 12, 1997
             among the Company, FFI, FFG and the Representative)


FIRSTPLUS Investment Corporation                                March 5, 1998
3773 Howard Hughes Parkway
Suite 300N
Las Vegas, Nevada  89109

FIRSTPLUS Financial Inc.
1600 Viceroy
Dallas, Texas 75235


          This letter supplements and modifies the captioned Underwriting Agreement (the "Underwriting Agreement") with respect to the Series 1998-2 Securities solely as it relates to the purchase and sale of such Offered Securities described below. The Series 1998-2 Securities are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No. 333-26527). Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement.

          Section 1.     The Home Loan Pool:  The Series 1998-2 Securities
                         ------------------
shall evidence the entire beneficial ownership interest in a mortgage pool (the "Home Loan Pool") of mortgage loans (the "Home Loans") having the characteristics described in the Prospectus Supplement dated the date hereof.

          Section 2.     The Securities:  The Offered Securities shall be
                         --------------
issued as follows:

          (a)  Classes:  The Offered Securities shall be issued with the
               -------
following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in the Prospectus Supplement:


                                                       Principal                    Interest                 Class Purchase
                  Class                                 Balance                      Rate(1)                Price Percentage
                  -----                                ---------                     -------                ----------------

             Class A-1 Notes                         $125,683,000                      (2)                     100.00000%
             Class A-2 Notes                          $39,716,000                     6.23%                    99.99948%
             Class A-3 Notes                          $83,435,000                     6.32%                    99.99357%
             Class A-4 Notes                          $23,603,000                     6.54%                    99.99732%
             Class A-5 Notes                          $30,765,000                     6.61%                    99.96250%
             Class A-6 Notes                          $35,135,000                     6.96%                    99.98104%
             Class A-7 Notes                          $30,521,000                     7.16%                    99.93019%
             Class A-8 Notes                          $22,517,000                     7.39%                    99.98999%
             Class M-1 Notes                          $50,500,000                     7.22%                    99.98133%
             Class M-2 Notes                          $27,775,000                     7.51%                    99.96644%
             Class B-1 Notes                          $22,725,000                     8.19%                    99.95952%
                                       ==================================================================================





____________________
(1) The Interest Rate will be increased by 0.50% beginning after the Initial Call Date, as defined in the Memorandum.
(2) Interest will accrue on the Class A-1 Notes with respect to each Payment Date at a per annum rate equal to LIBOR for the related Accrual Period plus 0.11%, subject to a maximum rate equal to the Net Weighted Average Rate. Capitalized terms are as defined in the Prospectus Supplement.



     Each of the Underwriters agrees, severally and not jointly, subject to the terms and provisions herein and of the captioned Underwriting Agreement, to purchase the principal balances of the Classes of Series 1998-2 Securities specified opposite its name below.


                                                                            Merrill Lynch,
               PaineWebber       Deutsche, Morgan       J.P. Morgan         Pierce, Fenner
Class          Incorporated      Grenfell Inc.          Securities Inc.     & Smith Incorporated
-----          ------------      ----------------       ---------------     --------------------

Class A-1      $31,420,750       $31,420,750            $31,420,750         $31,420,750
Notes

Class A-2      $9,929,000        $9,929,000             $9,929,000          $9,929,000
Notes

Class A-3      $20,858,750       $20,858,750            $20,858,750         $20,858,750
Notes

Class A-4      $5,900,750        $5,900,750             $5,900,750          $5,900,750
Notes

Class A-5      $7,691,250        $7,691,250             $7,691,250          $7,691,250
Notes

Class A-6      $8,783,750        $8,783,750             $8,783,750          $8,783,750
Notes

Class A-7      $7,630,250        $7,630,250             $7,630,250          $7,630,250
Notes

Class A-8      $5,629,250        $5,629,250             $5,629,250          $5,629,250
Notes

Class M-1      $12,625,000       $12,625,000            $12,625,000         $12,625,000
Notes

Class M-2      $6,943,750        $6,943,750             $6,943,750          $6,943,750
Notes

Class B-1      $5,681,250        $5,681,250             $5,681,250          $5,681,250
Notes




          (b) The Offered Securities shall have such other characteristics as described in the Prospectus Supplement.

          Section 3.     Purchase Price:  The Purchase Price for each Class
                         --------------
of the Offered Securities shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) of the initial class principal balance thereof.

          Section 4.     Required Ratings:  The Offered Securities, other
                         ----------------
than the Class M-1, Class M-2 and Class B-1 Notes, shall have received Required Ratings of at least "AAA" by Duff & Phelps Credit Rating Co. ("DCR"), and Fitch IBCA, Inc. ("Fitch") and a rating of Aaa by Moody's Investors Service, Inc. (Moody's). The Class M-1, Class M-2 and Class B-1 Notes and shall have received Required Ratings of at least "AA","A" and "BBB" respectively, from DCR and Fitch and "Aa2", "A2" and "Baa3" respectively from Moody's.

          Section 5.     Underwriter-Provided Information:  The Company
                         --------------------------------
acknowledges that the information set forth in (a) the first sentence of the last paragraph on the cover page of the Prospectus Supplement, (b) the first sentence of the last paragraph on page "iii" of the Prospectus Supplement,
(c) the first table under the caption "Underwriting" and the first paragraph immediately thereafter in the Prospectus Supplement and (d) the second table under the caption "Underwriting" and the first, second and fifth paragraphs immediately thereafter in the Prospectus Supplement, as such information relates to the Securities, constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in such Prospectus Supplement.

          Section 6.     Location of Closing:  Brown & Wood LLP, 815
                         -------------------
Connecticut Avenue, N.W., Washington, D.C. 20006.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Underwriters and the Company.

                         Very truly yours,

                         PAINEWEBBER INCORPORATED
                        as Representative of the several Underwriters



                         By:
                              ---------------------------------------
                              Name: Chris Connelly
                              Title: Vice President


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

FIRSTPLUS INVESTMENT CORPORATION


By:
     ---------------------------------------------
     Name:      Lee F. Reddin
     Title:     Vice President


FIRSTPLUS FINANCIAL INC.


By:
     ---------------------------------------------
     Name:      Lee F. Reddin
     Title:     Vice President



Acknowledged by:

FIRSTPLUS FINANCIAL GROUP, INC.


By:
     --------------------------------------------
     Name:     Christopher J. Gramlich
     Title:    Senior Vice President



                                                               EXHIBIT 4.1


                                                                 Execution



======================================================================


                                 INDENTURE




                                   between





                   FIRSTPLUS HOME LOAN OWNER TRUST 1998-2,
                                  as Issuer


                                     and


                       U. S. BANK NATIONAL ASSOCIATION,
                             as Indenture Trustee






                          Dated as of March 1, 1998






                    FIRSTPLUS HOME LOAN OWNER TRUST 1998-2
                    Asset Backed Securities, Series 1998-2




======================================================================



                              TABLE OF CONTENTS

Section                                                                Page
-------                                                                ----

                                  ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

1.01.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.02.     Incorporation by Reference of Trust Indenture Act . . . . . . .   7
1.03.     Rules of Construction . . . . . . . . . . . . . . . . . . . . .   8

                                  ARTICLE II

                                  THE NOTES

2.01.     Form  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
2.02.     Execution, Authentication, Delivery and Dating  . . . . . . . .   9
2.03.     Registration; Registration of Transfer and Exchange . . . . . .  10
2.04.     Mutilated, Destroyed, Lost or Stolen Notes  . . . . . . . . . .  11
2.05.     Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . .  12
2.06.     Payment of Principal and Interest; Defaulted Interest . . . . .  12
2.07.     Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . .  13
2.08.     Authentication of Notes . . . . . . . . . . . . . . . . . . . .  13
2.09.     Release of Collateral . . . . . . . . . . . . . . . . . . . . .  16
2.10.     Book-Entry Notes  . . . . . . . . . . . . . . . . . . . . . . .  17
2.11.     Notices to Clearing Agency. . . . . . . . . . . . . . . . . . .  18
2.12.     Definitive Notes  . . . . . . . . . . . . . . . . . . . . . . .  18
2.13.     Tax   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                 ARTICLE III

                                  COVENANTS

3.01.     Payment of Principal and Interest . . . . . . . . . . . . . . .  19
3.02.     Maintenance of Office or Agency . . . . . . . . . . . . . . . .  19
3.03.     Money for Payments To Be Held in Trust  . . . . . . . . . . . .  20
3.04.     Existence . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
3.05.     Protection of Collateral  . . . . . . . . . . . . . . . . . . .  22
3.06.     Annual Opinions as to Collateral  . . . . . . . . . . . . . . .  22
3.07.     Performance of Obligations; Servicing of Home Loans . . . . . .  23
3.08.     Negative Covenants  . . . . . . . . . . . . . . . . . . . . . .  24
3.09.     Annual Statement as to Compliance . . . . . . . . . . . . . . .  25
3.10.     Covenants of the Issuer . . . . . . . . . . . . . . . . . . . .  25
3.11.     Servicer's Obligations  . . . . . . . . . . . . . . . . . . . .  25
3.12.     Restricted Payments . . . . . . . . . . . . . . . . . . . . . .  25
3.13.     Treatment of Notes as Debt for Tax Purposes . . . . . . . . . .  26
3.14.     Notice of Events of Default . . . . . . . . . . . . . . . . . .  26
3.15.     Further Instruments and Acts  . . . . . . . . . . . . . . . . .  26

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

4.01.     Satisfaction and Discharge of Indenture . . . . . . . . . . . .  26
4.02.     Application of Trust Money  . . . . . . . . . . . . . . . . . .  28
4.03.     Repayment of Moneys Held by Paying Agent  . . . . . . . . . . .  28

                                  ARTICLE V

                                   REMEDIES

5.01.     Events of Default . . . . . . . . . . . . . . . . . . . . . . .  28
5.02.     Acceleration of Maturity; Rescission and Annulment  . . . . . .  30
5.03.     Non-Priority Classes  . . . . . . . . . . . . . . . . . . . . .  30
5.04.     Collection of Indebtedness  and Suits for Enforcement by
          Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . .  30
5.05.     Remedies; Priorities  . . . . . . . . . . . . . . . . . . . . .  33
5.06.     Optional Preservation of the Collateral . . . . . . . . . . . .  34
5.07.     Limitation of Suits . . . . . . . . . . . . . . . . . . . . . .  35
5.08.     Unconditional  Rights  of  Noteholders  To  Receive  Principal
          and Interest  . . . . . . . . . . . . . . . . . . . . . . . . .  35
5.09.     Restoration of Rights and Remedies  . . . . . . . . . . . . . .  36
5.10.     Rights and Remedies Cumulative  . . . . . . . . . . . . . . . .  36
5.11.     Delay or Omission Not a Waiver  . . . . . . . . . . . . . . . .  36
5.12.     Control by Noteholders  . . . . . . . . . . . . . . . . . . . .  36
5.13.     Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . .  37
5.14.     Undertaking for Costs . . . . . . . . . . . . . . . . . . . . .  37
5.15.     Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . .  38
5.16.     Action on Notes . . . . . . . . . . . . . . . . . . . . . . . .  38
5.17.     Performance and Enforcement of Certain Obligations  . . . . . .  38


                                  ARTICLE VI

                            THE INDENTURE TRUSTEE

6.01.     Duties of Indenture Trustee . . . . . . . . . . . . . . . . . .  39
6.02.     Rights of Indenture Trustee . . . . . . . . . . . . . . . . . .  40
6.03.     Individual Rights of Indenture Trustee  . . . . . . . . . . . .  41
6.04.     Indenture Trustee's Disclaimer  . . . . . . . . . . . . . . . .  41
6.05.     Notice of Default . . . . . . . . . . . . . . . . . . . . . . .  41
6.06.     Reports by Indenture Trustee to Holders . . . . . . . . . . . .  41
6.07.     Compensation and Indemnity  . . . . . . . . . . . . . . . . . .  41
6.08.     Replacement of Indenture Trustee  . . . . . . . . . . . . . . .  42
6.09.     Successor Indenture Trustee by Merger . . . . . . . . . . . . .  43
6.10.     Appointment of Co-Indenture Trustee or Separate Indenture
          Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
6.11.     Eligibility; Disqualification . . . . . . . . . . . . . . . . .  45
6.12.     Preferential Collection of Claims Against Issuer  . . . . . . .  45

                                 ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

7.01.     Issuer   To  Furnish  Indenture  Trustee  Names  and
          Addresses  of Noteholders   . . . . . . . . . . . . . . . . . .  45
7.02.     Preservation of Information; Communications to Noteholders  . .  45
7.03.     Reports by Issuer . . . . . . . . . . . . . . . . . . . . . . .  46
7.04.     Reports by Indenture Trustee  . . . . . . . . . . . . . . . . .  46

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

8.01.     Collection of Money . . . . . . . . . . . . . . . . . . . . . .  46
8.02.     Payments and Distributions  . . . . . . . . . . . . . . . . . .  47
8.03.     (Reserved)  . . . . . . . . . . . . . . . . . . . . . . . . . .  50
8.04.     Servicer's Monthly Statements . . . . . . . . . . . . . . . . .  50
8.05.     Release of Collateral . . . . . . . . . . . . . . . . . . . . .  50
8.06.     Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . .  51

                                  ARTICLE IX

                           SUPPLEMENTAL INDENTURES

9.01.     Supplemental Indentures Without Consent of Noteholders  . . . .  51
9.02.     Supplemental Indentures with Consent of Noteholders . . . . . .  52
9.03.     Execution of Supplemental Indentures  . . . . . . . . . . . . .  54
9.04.     Effect of Supplemental Indenture  . . . . . . . . . . . . . . .  54
9.05.     Conformity with Trust Indenture Act . . . . . . . . . . . . . .  54
9.06.     Reference in Notes to Supplemental Indentures . . . . . . . . .  54
9.07      Amendments to Trust Agreement   . . . . . . . . . . . . . . . .  54


                                  ARTICLE X

                             REDEMPTION OF NOTES

10.01.  Redemption  . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
10.02.  Form of Redemption Notice . . . . . . . . . . . . . . . . . . . .  55
10.03.  Notes Payable on Termination Date; Provision for Payment of
        Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . .  55

                                  ARTICLE XI

                                MISCELLANEOUS


11.01.  Compliance Certificates and Opinions, etc.  . . . . . . . . . . .  56
11.02.  Form of Documents Delivered to Indenture Trustee  . . . . . . . .  57
11.03.  Acts of Noteholders . . . . . . . . . . . . . . . . . . . . . . .  58
11.04.  Notices, etc. to Indenture Trustee, Issuer and Rating Agencies  .  59
11.05.  Notices to Noteholders; Waiver  . . . . . . . . . . . . . . . . .  59
11.06.  (Reserved)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
11.07.  Conflict with Trust Indenture Act . . . . . . . . . . . . . . . .  60
11.08.  Effect of Headings and Table of Contents  . . . . . . . . . . . .  60
11.09.  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . .  60
11.10.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . .  60
11.11.  Benefits of Indenture and Consent of Noteholders  . . . . . . . .  60
11.12.  Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . .  61
11.13.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .  61
11.14.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . .  61
11.15.  Recording of Indenture  . . . . . . . . . . . . . . . . . . . . .  61
11.16.  Issuer Obligations  . . . . . . . . . . . . . . . . . . . . . . .  61
11.17.  No Petition . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
11.18.  Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

SCHEDULE I  -    Schedule of Home Loans

EXHIBIT A   -    Forms of Notes


     INDENTURE dated as of March 1, 1998, between FIRSTPLUS Home Loan Owner Trust 1998-2, a Delaware business trust (the "Issuer"), and U.S. Bank National Association, a national banking association, as trustee and not in its individual capacity (the "Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Notes:

                               GRANTING CLAUSE

     Subject to the terms of this Indenture, the Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the holders of the Notes, all of the Issuer's right, title and interest in and to: (i) the Trust Estate (as defined in the Sale and Servicing Agreement); (ii) the Sale and Servicing Agreement (including the Issuer's right to cause the Transferor and/or the Seller to repurchase Home Loans from the Issuer under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; (iv) the Trust
Accounts, all amounts and property in the Trust Accounts from time to time, and the Security Entitlements to all Financial Assets credited to the Trust Accounts from time to time and (v) all other property of the Trust from time to time (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as Indenture Trustee on behalf of the holders of the Notes, acknowledges such Grant, accepts the trusts hereunder and agrees to perform the duties required of it in this Indenture to the best of its ability to the end that the interests of the holders of the Notes may be adequately and effectively protected. The Indenture Trustee agrees and acknowledges that the Indenture Trustee's Home Loan Files will be held by the Custodian for the benefit of the Indenture Trustee in Dallas, Texas. The Indenture Trustee further agrees and acknowledges that each other item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee in St. Paul, Minnesota. Subject to the conditions set forth in this Indenture, on each Subsequent Transfer Date and pursuant to a Subsequent Transfer Agreement, the Issuer shall Grant to the Indenture Trustee all of the Issuer's right, title and interest of the Issuer in and to each Subsequent Home Loan (including all interest and principal thereon received after the related Cut-Off Date) identified on the schedule attached to the related Subsequent Transfer Agreement and all items in the related Indenture Trustee's Home Loan File.

                                  ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE
                 ------------------------------------------

     Section 1.01.  Definitions.  Except as otherwise specified herein or as
                    -----------
the context may otherwise require, (i) capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture and (ii) the following terms have the respective meanings set forth below for all purposes of this Indenture.

     Act:   The meaning specified in Section 11.03(a).
     ---

     Affiliate:   With respect to any specified Person, any other Person
     ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Authorized Officer:   With respect to the Issuer, any officer of the
     ------------------
Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     Book-Entry Notes:   A beneficial interest in any Class of Notes,
     ----------------
ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

     Certificate Depository Agreement:   The meaning specified in Section
     --------------------------------
1.01 of the Trust Agreement.

     Certificate of Trust:   The certificate of trust of the Issuer
     --------------------
substantially in the form of Exhibit B to the Trust Agreement.

     Collateral:   The meaning specified in the Granting Clause of this
     ----------
Indenture.

     Corporate Trust Office:   The principal office of the Indenture Trustee
     ----------------------
at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at 180 East Fifth Street, St. Paul, Minnesota 55101; Attention: Corporate Trust Department, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders and the Issuer.

     Default:   Any occurrence that is, or with notice or the lapse of time
     -------
or both would become, an Event of Default.

     Definitive Notes:   The meaning specified in Section 2.12.
     ----------------

     Depository Institution:  Any depository institution or trust company,
     ----------------------
including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and
(c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated in the highest rating category by each Rating Agency, or is otherwise acceptable to each Rating Agency.

     Event of Default:   As specified in Section 5.01.
     ----------------

     Executive Officer:   With respect to any corporation, the Chief
     -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     Grant:   Mortgage, pledge, bargain, sell, warrant, alienate, remise,
     -----
release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Highest Priority Class Notes:   Until the Class Principal Balances of
     ----------------------------
all Classes of Senior Notes are reduced to zero and all sums payable to the Holders of the Senior Notes have been paid in full, the Senior Notes; when the Class Principal Balances of all Classes of Senior Notes have been reduced to zero and all amounts payable to the Holders of the Senior Notes have been paid in full, the Class M-1 Notes; when the Class Principal Balances of all Classes of Senior Notes and the Class M-1 Notes have been reduced to zero and all sums payable to the Holders of the Senior Notes and Class
M-1 Notes have been paid in full, the Class M-2 Notes; when the Class Principal Balances of all Classes of Senior Notes, the Class M-1 Notes and the Class M-2 Notes have been reduced to zero and all sums payable to the Holders of the Senior Notes, Class M-1 Notes and Class M-2
Notes have been paid in full, the Class B-1 Notes.

     Holder or Noteholder:   The  Person in whose name a Note is registered
     ------    ----------
on the Note Register.

     Indenture Trustee:  U.S. Bank National Association, a national banking
     -----------------
association, as Indenture Trustee under this Indenture acting on behalf of the Noteholders, or any successor indenture trustee under this Indenture.

     Independent:   When used with respect to any specified Person, that such
     -----------
Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Independent Certificate:   A certificate or opinion to be delivered to
     -----------------------
the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     Issuer:   FIRSTPLUS Home Loan Owner Trust 1998-2 until a successor
     ------
replaces it and, thereafter, the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     Issuer Order and Issuer Request:   A written order or request signed in
     ------------     --------------
the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     Majority Highest Priority Class Noteholders:  On any date, Holders of
     -------------------------------------------
Highest Priority Class Notes representing more than 50% of the Class Principal Balance of the Highest Priority Class Notes then outstanding.

     Maturity Date:  With respect to each Class of Notes, the applicable
     -------------
maturity date set forth below:

          Class               Maturity Date
          -----               -------------

          A-1                 December 10, 2008
          A-2                 June 10, 2010
          A-3                 November 10, 2013
          A-4                 April 10, 2015
          A-5                 May 10, 2017
          A-6                 May 10, 2020
          A-7                 September 10, 2022
          A-8                 May 10, 2024
          M-1                 May 10, 2024
          M-2                 May 10, 2024
          B-1                 May 10, 2024

     Non-Priority Class:   As of any date of determination, any outstanding
     ------------------
Class of Notes other than the Highest Priority Class Notes.

     Note Depository Agreement:   The agreement dated March 11, 1998, among
     -------------------------
the Issuer, the Administrator, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Book Entry Notes.

     Note Owner:   With respect to a Book-Entry Note, the Person who is the
     ----------
beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     Note Register and Note Registrar: The respective meanings specified in
     --------------------------------
Section 2.03

     Officer's Certificate:   A certificate signed by any Authorized Officer
     ---------------------
of the Issuer or the Administrator, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Indenture Trustee.

     Opinion of Counsel:   One or more written opinions of counsel who may,
     ------------------
except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, which opinion or opinions shall be addressed to the Indenture Trustee, as Indenture Trustee, and shall comply with any applicable requirements of
Section 11.01 and shall be in form and substance satisfactory to the Indenture Trustee.

     Outstanding:   With respect to any Note and as of the date of
     -----------
determination, any Note theretofore authenticated and delivered under this Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

     Outstanding Amount:  The aggregate of the Note Principal Balances of all
     ------------------
Notes Outstanding at the date of determination.

     Paying Agent:   The Indenture Trustee or any other Person that meets the
     ------------
eligibility standards for the Indenture Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Note Payment Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

     Predecessor Note:   With respect to any particular Note, every previous
     ----------------
Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     Proceeding:   Any suit in equity, action at law or other judicial or
     ----------
administrative proceeding.

     Rating Agency Condition:   With respect to any action to which a Rating
     -----------------------
Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

     Registered Holder:   The Person in whose name a Note is registered on
     -----------------
the Note Register on the applicable Record Date.

     Sale and Servicing Agreement:   The Sale and Servicing Agreement dated
     ----------------------------
as of March 1, 1998, among the Issuer, FIRSTPLUS Investment Corporation, as Seller, and, FIRSTPLUS Financial, Inc., as Transferor and Servicer, and the Indenture Trustee, as Indenture Trustee and Co-Owner Trustee, as such may be amended or supplemented from time to time.

     Schedule of Home Loans:   The listing of the Home Loans set forth in
     ----------------------
Schedule A, as supplemented as of each Subsequent Transfer Date and as of any date on which a Deleted Home Loan has been repurchased from the Trust or substituted with a Qualified Substitute Home Loan pursuant to Section 3.05 of the Sale and Servicing Agreement.

     State:   Any one of the 50 States of the United States of America or the
     -----
District of Columbia.

     Termination Date:   In the case of a redemption of the Notes pursuant
     ----------------
to Section 10.01 or a payment to Noteholders pursuant to Section 10.03, the Payment Date specified by the Transferor pursuant to Section 10.10.

     Trust Indenture Act or TIA:   The Trust Indenture Act of 1939 as in
     -------------------    ---
force on the date hereof, unless otherwise specifically provided.

     Section 1.02.  Incorporation by Reference of Trust Indenture Act.
                    -------------------------------------------------
Whenever this Indenture  refers to a provision  of the TIA, the  provision is
incorporated  by  reference  in and  made  a  part of  this  Indenture.   The
following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.
      ----------

     "indenture securities" means the Notes.
      --------------------

     "indenture security holder" means a Noteholder.
      -------------------------

     "indenture to be qualified" means this Indenture.
      -------------------------

     "indenture trustee" or "institutional trustee" means the Indenture
      -----------------      ---------------------
Trustee.

     "obligor" on the indenture securities means the Issuer and any other
      -------
obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section 1.03.  Rules of Construction.  Unless the context otherwise
                    ---------------------
requires:

            (i)     a term has the meaning assigned to it;

           (ii)     an  accounting term not otherwise defined has the meaning
     assigned   to  it  in  accordance  with  generally  accepted  accounting principles as in effect from time to time;

          (iii)     "or" is not exclusive;

           (iv)     "including" means including without limitation;

            (v) words in the singular include the plural and words in the plural include the singular; and

           (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                  THE NOTES
                                  ---------

     Section 2.01.  Form.  The Notes shall be designated as the "FIRSTPLUS
                    ----
Home Loan Owner Trust 1998-2 Asset Backed  Notes".  The Notes of each  Class,
in  each  case   together  with  the   Indenture  Trustee's  certificate   of
authentication, shall be in substantially  the forms set forth in  Exhibit A,
with  such  appropriate   insertions,  omissions,  substitutions   and  other
variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined  by  the  officers executing such Notes,  as evidenced by their
execution thereof.   Any portion of the text  of any Note  may be set  forth
on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

     Section 2.02.  Execution, Authentication, Delivery and Dating.  The
                    ----------------------------------------------
Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee or the Administrator. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee or the Administrator shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     Subject to the satisfaction of the conditions set forth in Section 2.08, the Indenture Trustee shall authenticate and deliver the Notes for original issue in the aggregate principal amounts with respect to each Class as specified below:

          Class                   Aggregate Principal Amount
          -----                   --------------------------

          A-1                    $125,683,000.00
          A-2                     $39,716,000.00
          A-3                     $83,435,000.00
          A-4                     $23,603,000.00
          A-5                     $30,765,000.00
          A-6                     $35,135,000.00
          A-7                     $30,521,000.00
          A-8                     $22,517,000.00
          M-1                     $50,500,000.00
          M-2                     $27,775,000.00
          B-1                     $22,725,000.00


each class of Notes outstanding at any time may not exceed such respective amounts.

     The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the minimum denomination $100,000 and integral multiples of $1,000 in excess thereof, except that one Note of each Class may be issued in any
denomination  in  excess   of  the  minimum denomination.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.03.  Registration; Registration of Transfer and Exchange.  The
                    ---------------------------------------------------
Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall be entitled to obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount. At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall be entitled to obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

     No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.04 or Section 9.06 not involving any transfer.

     The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to such Note.

     Section 2.04.  Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any
                    ------------------------------------------
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Termination Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the
Issuer  and  the  Indenture  Trustee   shall  be  entitled  to  recover  such
replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.05.  Persons Deemed Owners.  Prior to due presentment for
                    ---------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 2.06.  Payment of Principal and Interest; Defaulted Interest.
                    -----------------------------------------------------
(a) The Notes of each Class shall accrue interest at the Interest Rate applicable thereto, as set forth in Exhibit A, and such interest shall be payable on each Payment Date as specified therein, subject to Section 3.01. With respect to each outstanding Class of LIBOR Securities, if any, the Indenture Trustee or shall determine LIBOR for each applicable Accrual Period (other than the initial Accrual Period) on the second London Business Day
prior thereto.   All interest payments on  each Class of Notes  shall be made
pro rata to the Noteholders of such Class entitled thereto.   Any installment
of interest or principal payable on any Note shall be paid on the applicable Payment Date to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date (or, in the case of payment of Deferred Amounts, to the Person in whose name such Note was most recently registered, if such Note has previously been surrendered to the Indenture Trustee for final payment) by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Payment Date or on the Maturity Date (and except for the Termination Price ), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

     (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the Notes set forth in Exhibit A. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes together with the amount of any Deferred Amounts in respect thereof of a Class of Notes shall be due and payable, if not previously paid, on the earlier of (i) the Maturity Date, (ii) the Termination Date or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Majority Highest Priority Class Noteholders have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with an early termination of the Notes as provided in Section 10.01 shall be mailed to Noteholders as provided in Section 10.02.

     Section 2.07.  Cancellation.  All Notes surrendered for payment,
                    ------------
registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer shall deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 2.08.  Authentication of Notes.  (a) The Notes shall be
                    -----------------------
authenticated by the Indenture Trustee, upon Issuer Request and upon receipt by the Indenture Trustee of the following:

            (i)     An   Issuer   Order   authorizing   the   execution   and
     authentication of such Notes;

           (ii) All of the items of Collateral that are to be delivered to the Indenture Trustee or its designee;

          (iii)     An executed counterpart of the Trust Agreement;

           (iv) A fair value certificate from the Servicer, as agent of the Trust, pursuant to Section 2(a)(xi) of the Administration Agreement;

            (v) Except to the extent provided in subsection (b) below, Opinions of Counsel addressed to the Indenture Trustee to the effect that:

                    (A) the Issuer has been duly formed and is validly existing as a business trust under the laws of the State of Delaware, and has power, authority and legal right to execute and deliver this Indenture, the Administration Agreement and the Sale and Servicing Agreement;

                    (B) the issuance of the Notes has been duly and validly authorized by the Issuer;

                    (C) the Notes, when executed and authenticated in accordance with the provisions of this Indenture and delivered against payment therefor, will be the legal, valid and binding obligations of the Issuer pursuant to the terms of this Indenture and will be entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                    (D) all instruments furnished to the Indenture Trustee as conditions precedent to the authentication of the Notes by the Indenture Trustee pursuant to the Indenture conform to the requirements of this Indenture and constitute all the documents required to be delivered hereunder for the Indenture Trustee to authenticate the Notes;

                    (E)  all  conditions  precedent   provided  for  in  this
               Indenture relating to the authentication of the Notes have been complied with;

                    (F) assuming due authorization, execution and delivery thereof by the Indenture Trustee, this Indenture has been duly executed and delivered by Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                    (G) The Issuer is not required to be registered under the Investment Company Act of 1940, as amended;

                    (H) The Notes will be treated as indebtedness for federal income tax purposes;

                    (I)  The  Issuer   will  not   be  characterized   as  an
               association (or publicly traded partnership) taxable as a corporation;

                    (J) This Indenture has been duly qualified under the Trust Indenture Act of 1939;

                    (K) The delivery by the Issuer to the Custodian, on behalf of the Indenture Trustee, in the State of Texas of the Debt Instruments pursuant to the Indenture will perfect the security interest in favor of the Indenture Trustee under the Texas UCC in all right, title and interest of the Issuer in such Debt Instruments and, assuming the Indenture Trustee acquires its interest in such Debt Instruments without knowledge that the same are subject to a security interest (other than the security interest created by this Indenture), Indenture Trustee will acquire such security interest in such Debt Instruments free and clear of any prior lien of a kind which may be perfected under Article 9 of the Texas UCC. The Debt Instruments constitute "instruments" under Article 9 of the New York UCC and Article 9 of the Texas UCC; and

                    (L) The security interest in the portion of the Trust Estate constituting "proceeds" (as defined in Section 9.306(a) of the Texas UCC) from the Debt Instruments will be perfected as and to the extent provided in Section 9.306 of the Texas UCC and, assuming that none of such proceeds represent proceeds (as defined in the Texas UCC) of collateral in which another party has a prior perfected security interest, the Indenture Trustee will acquire such security interest in such proceeds free and clear of any prior lien of a kind which may be perfected under Article 9 of the Texas UCC.

           (vi) An Officer's Certificate of the Issuer complying with the requirements of Section 11.01 and stating that:

                    (A) the Issuer is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject;

                    (B) the Issuer is the owner of all of the Home Loans, has not assigned any interest or participation in the Home Loans (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant all of the Home Loans to the Indenture Trustee;

                    (C) the Issuer has Granted to the Indenture Trustee all of its right, title, and interest in the Collateral, and has delivered or caused the same to be delivered to the Indenture Trustee;

                    (D) attached thereto are true and correct copies of letters signed by each Rating Agency, confirming that (i) each of the Senior Notes have been rated "AAA" by each Rating Agency, (ii) the Class M-1 Notes have been rated "AA" by each Rating Agency, and (iii) the Class M-2 Notes have been rated "A" by each Rating Agency; and

                    (E)  all  conditions  precedent   provided  for  in  this
               Indenture relating to the authentication and delivery of the Notes have been complied with.

     (b)  The  Opinions of  Counsel to  be delivered  pursuant  to subsection
(a)(v) above may differ from the Opinions of Counsel described in such subsection so long as such Opinions of Counsel so delivered are acceptable to each Rating Agency and the Indenture Trustee, which shall be conclusively evidenced by the delivery on the Closing Date of each such Rating Agency's rating letter and by the Indenture Trustee's authentication and delivery of the Notes, respectively, and such acceptable opinions shall be deemed to be Opinions of Counsel required pursuant to subsection (a)(v) above.

     Section 2.09.  Release of Collateral.  (a)  Subject to the provisions
                    ---------------------
of Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel, certificates in accordance with TIA Sections 3.14(c) and (d)(1), and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates; provided that no such Independent Certificates or Opinion of Counsel in lieu of such Independent Certificates shall be necessary in respect of property released from the lien of the Indenture in accordance with the provisions hereof if such property consists solely of cash.

     (b) The Issuer or the Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Home Loan and the related Mortgaged Property at any time (i) after a payment by the Transferor or the Issuer of the Purchase Price of the Home Loan, (ii) after a Qualified Substitute Home Loan is substituted for such Home Loan and payment of the Substitution Adjustment, if any, (iii) after liquidation of the Home Loan in accordance with Section 4.02 of the Sale and Servicing Agreement and the deposit of all Liquidation Proceeds and Insurance Proceeds thereon in the Collection Account, (iv) upon the payment in full of the Home Loan or the sale or other disposition of the related Mortgaged Property, or
(v) as contemplated by Section 11.02(a) or (b) of the Sale and Servicing Agreement. Any such release other than as contemplated by Section 11.02(a) or (b) of the Sale and Servicing Agreement or pursuant to clause (iv) of the preceding sentence shall be subject to the condition that the Issuer shall have delivered to the Indenture Trustee an Issuer Request (A) identifying the Home Loan and the related Mortgaged Property to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, (D) certifying that the amount deposited in the Collection Account (x) equals the Purchase Price of the applicable Home Loan, in the case of a release pursuant to clause (i) above, (y) equals the Substitution Adjustment related to the Qualified Substitute Home Loan and the Deleted Home Loan released pursuant to clause (ii) above, or (z) equals the entire amount of Insurance Proceeds and Liquidation Proceeds received with respect to such Home Loan and the related Mortgaged Property in the case of a release pursuant to clause (iii) above. Any such release pursuant to clause (iv) of the second preceding sentence shall be subject to the Servicer's compliance with the provisions of Section 7.02 of the Sale and Servicing Agreement.

     (c) The Indenture Trustee shall, if requested by the Servicer, temporarily release or cause the Custodian to temporarily release to the Servicer the Indenture Trustee's Home Loan File pursuant to the provisions of
Section 7.02 of the Sale and Servicing Agreement upon compliance by the Servicer of the provisions thereof provided that the Indenture Trustee's Home Loan File shall have been stamped to signify the Issuer's pledge to the Indenture Trustee under the Indenture.

     Section 2.10.  Book-Entry Notes.  The Notes, upon original issuance,
                    ----------------
will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner thereof will receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12:

            (i) the provisions of this Section shall be in full force and effect;

           (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

           (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

            (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

     Section 2.11.  Notices to Clearing Agency.  Whenever a notice or other
                    --------------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to
Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

     Section 2.12.  Definitive Notes.  If (i) the Issuer advises the
                    ----------------
Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Administrator is unable to locate a qualified successor, (ii) the Issuer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     Section 2.13.  Tax.  The Issuer has entered into this Indenture, and the
                    ---
Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                                 ARTICLE III

                                  COVENANTS

     Section 3.01.  Payment of Principal and Interest.  The Issuer will duly
                    ---------------------------------
and punctually pay (or will cause to be duly and punctually paid) the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, unless the Notes have been declared due and payable pursuant to Section 5.02 and moneys collected by the Indenture Trustee are being applied in accordance with
Section 5.05(b), subject to and in accordance with Section 8.02(a), the Issuer will cause to be distributed all amounts on deposit in the Note Payment Account on a Payment Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of the Notes of each Class, to the Holders thereof. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture

     The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral as provided in this Indenture. The Issuer shall not otherwise be liable for payments of the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or this Indenture. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.01, the provisions of this
Section 3.01 shall control.

     Section 3.02.  Maintenance of Office or Agency.  The Issuer will or will
                    -------------------------------
cause the Administrator to maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Administrator to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Notes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.03.  Money for Payments To Be Held in Trust.  All payments of
                    --------------------------------------
amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Payment Account pursuant to Section 8.02(a) shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts withdrawn from the Collection Account and deposited in the Note Payment Account for payment on the Notes shall be paid over to the Issuer except as provided in this Section.

     Any Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Depository Institution.

     The Issuer will cause each Paying Agent other than the Administrator to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

            (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

           (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

           (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer shall have first provided the calculations pertaining thereto to the Indenture Trustee.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     Section 3.04.  Existence.  (a)  The Issuer will keep in full effect its
                    ---------
existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

     (b)  Any  successor to the  Owner Trustee appointed  pursuant to Section
10.02 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

     (c) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

     Section 3.05.  Protection of Collateral.  The Issuer will, from time to
                    ------------------------
time and upon direction of the Majority Highest Priority Class Noteholders, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

            (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

           (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

           (iv)     enforce any rights with respect to the Collateral; or

            (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all persons and parties.The Issuer hereby designates the Administrator its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.05.

     Section 3.06.  Annual Opinions as to Collateral.  On or before February
                    --------------------------------
15 in each calendar year, beginning in 1999, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until February 15th of the following calendar year.

     Section 3.07.  Performance of Obligations; Servicing of Home Loans.  (a)

                    ---------------------------------------------------
The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

     (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration Agreement) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture. The Administrator must at all times be the same Person as the Indenture Trustee.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to (i) filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement and (ii) recording or causing to be recorded all Mortgages, Assignments of Mortgage, all intervening Assignments of Mortgage and all assumption and modification agreements to the extent such documents are required to be recorded by the terms of the Sale and Servicing Agreement, in each case in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Holders of at least a majority of the Outstanding Amount of the Notes.

     (d) If the Servicer is terminated or resigns in accordance with the Sale and Servicing Agreement, a successor Servicer shall be appointed as provided in Section 10.02 of the Sale and Servicing Agreement.

     (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Majority Highest Priority Class Noteholders
(i) amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or (ii) waive timely performance or observance by the Servicer or the Seller under the Sale and Servicing Agreement. If any such amendment, modification, supplement or waiver shall be so consented to by such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     Section 3.08.  Negative Covenants.  So long as any Notes are
                    ------------------
Outstanding, the Issuer shall not:

     (a) except as expressly permitted by this Indenture, the Loan Sale Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee;

     (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

     (c) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with Section 11.01 thereof;

     (d)  issue debt obligations under any other indenture;

     (e) incur or assume any indebtedness or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

     (f) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

     (g) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Mortgaged Properties and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Collateral;

     (h) remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal; or

     (i) take any other action or fail to take any action which may cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code and the corresponding regulations or (b) as a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

     Section 3.09.  Annual Statement as to Compliance.  The Issuer will
                    ---------------------------------
deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1998), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

            (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

           (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.10.  Covenants of the Issuer.  All covenants of the Issuer in
                    -----------------------
this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

     Section 3.11.  Servicer's Obligations.  The Issuer shall cause the
                    ----------------------
Servicer to comply with Sections 5.01, 6.01, 7.07 and Article IX of the Sale and Servicing Agreement.

     Section 3.12.  Restricted Payments.  The Issuer shall not, directly or
                    -------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Servicer, the Indenture Trustee, the Owner Trustee and the Securityholders as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement and (y) payments to the Indenture Trustee pursuant to the Administration Agreement. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

     Section 3.13.  Treatment of Notes as Debt for Tax Purposes.  The Issuer
                    -------------------------------------------
shall, and shall cause the Administrator to, treat the Notes as indebtedness for all federal and state tax purposes.

     Section 3.14.  Notice of Events of Default.  The Issuer shall give the
                    ---------------------------
Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement and each default on the part of the Transferor or the Seller of its obligations under the Loan Sale Agreement.

     Section 3.15.  Further Instruments and Acts.  Upon request of the
                    ----------------------------
Indenture  Trustee,  the  Issuer  will   execute  and  deliver  such  further
instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

     Section 4.01.  Satisfaction and Discharge of Indenture.  When either (I)
                    ---------------------------------------
the  Sale   and  Servicing   Agreement  has   been  terminated   pursuant  to
Section 11.01(a) thereof or (II) all of the following have occurred:

     (a)  either

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.04 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
          Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                    (A)  have become due and payable,

                    (B) will become due and payable within one year at the Maturity Date, or

                    (C)  are  to be  called for  redemption  within one  year
               under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes (including Deferred Amounts to the extent required to be paid hereunder) to the applicable Maturity Date of such Class of Notes or Termination Date (if Notes shall have been called for redemption pursuant to Section 10.01), as the case may be;

     (b) the later of (i) eighteen months after payment in full of all outstanding obligations under the Securities, (ii) the payment in full of all unpaid Trust Fees and Expenses and (iii) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

     (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with, then, upon Issuer Request, this Indenture and the lien, rights, and interests created hereby shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon,
(iv) Sections 3.03, 3.04, 3.05, 3.08 and 3.10 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute and deliver proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, and shall pay, or assign or transfer and deliver, to or at the direction of the Issuer, all Collateral held by it as part of the Trust Estate after satisfaction of the conditions specified in clauses
(b) and (c) above.

     Section 4.02.  Application of Trust Money.  All moneys deposited with
                    --------------------------
the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     Section 4.03.  Repayment of Moneys Held by Paying Agent.  In connection
                    ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                  ARTICLE V

                                   REMEDIES

     Section 5.01.  Events of Default.  (a)  "Event of Default," wherever
                    -----------------
used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) subject to Section 5.01(b) and notwithstanding that there may be insufficient sums in the Collection Account for payment thereof, default for a period in excess of five days in the payment of any interest on any Note when the same becomes due and payable or default in the payment of the entire Principal Balance (including any Deferred Amount to the extent required to be paid hereunder) of any Note on the Maturity Date; or

           (ii) the existence of an unpaid Deferred Amount in respect of any Highest Priority Class Notes; or

          (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

           (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

          The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clauses (iii) and (iv) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

     (b) Neither (i) the failure to pay the full amount of interest payable pursuant to Section 8.02(a)(iii) to the Holders of any Non-Priority Class, nor (ii) an application of Allocable Loss Amounts pursuant to Section 5.07 of the Sale and Servicing Agreement to a Non-Priority Class, shall constitute an Event of Default under Section 5.01(a).

     Section 5.02.  Acceleration of Maturity; Rescission and Annulment.  If
                    --------------------------------------------------
an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee may, and at the direction or upon the prior written consent of the Majority Highest Priority Class Noteholders shall declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Majority Highest Priority Class Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

     (a) all payments of principal of and interest on all Highest Priority Class Notes and all other amounts that would then be due hereunder or upon such Highest Priority Class Notes if the Event of Default giving rise to such acceleration had not occurred; and

     (b) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

     (c) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section 5.03.  Non-Priority Classes.  The Holders of Notes of a Non
                    --------------------
Priority Class shall have no right to exercise any remedies of Noteholders' under this Article V, except to the extent otherwise expressly provided herein.

     Section 5.04.  Collection of Indebtedness and Suits for Enforcement by
                    -------------------------------------------------------
Indenture Trustee.  (a)  The Issuer covenants that if default is made in the
-----------------
payment of any interest on any Highest Priority Class Note when the same becomes due and payable, and such default continues for a period of five days, the Issuer will, upon demand of the Indenture Trustee or, at the direction of the Majority Highest Priority Class Noteholders, pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for interest and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust may, and shall, at the direction of the Majority Highest Priority Class Noteholders, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, and shall, at the direction of the Majority Highest Priority Class Noteholders, as more particularly provided in Section 5.05, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, upon the direction of the Majority Highest Priority Class Noteholders, by intervention in such Proceedings or otherwise:

            (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee (except as a result of negligence or bad faith)), and of the Noteholders allowed in such Proceedings;

           (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Indenture Trustee on their behalf; and

           (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

            (v) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

           (vi) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses,
     disbursements  and  compensation of  the Indenture  Trustee,   each
     predecessor  Indenture   Trustee  and  their respective agents and
     attorneys, shall be for the ratable benefit of the Holders of the Notes.

        (vii) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     Section 5.05.  Remedies; Priorities.  (a)  If an Event of Default shall
                    --------------------
have occurred and be continuing the Indenture Trustee may, and at the direction of the Majority Highest Priority Class Noteholders shall, do one or more of the following (subject to Section 5.06):

            (i)     institute Proceedings  in its own name and  as trustee of
     an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

           (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;


          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders; and

           (iv) sell the Collateral or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, unless
     (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal (including any Deferred Amounts) and interest or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of (including any Deferred Amounts) and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Highest Priority Class Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

          first: to the Indenture Trustee for any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V;

          second:  to the Servicer for the Servicing Fee then due and unpaid;

          third: to the Noteholders for amounts due and unpaid on the Notes for interest (including any premium), pro rata, according to the amounts due and payable on the Notes for interest (including any premium);

          fourth: to Noteholders for amounts due and unpaid on the Notes in respect of principal, pro rata, according to the Class Principal Balances thereof, until the Outstanding Amount of each Class of Notes is reduced to zero;

          fifth: to Holders of the Class M-1 Notes, Class M-2 Notes and Class B-1 Notes, pro rata based on the amount of their respective Deferred Amounts, such Deferred Amounts if any, until such Deferred Amounts are paid in full;

          sixth:   to the Owner  Trustee or Co-Owner Trustee,  as applicable, for amounts required to be distributed to the Residual Interest Certificate in respect of the A IO and B-2 Components;

          seventh: to the Servicer for any amounts then due and payable as the Servicing Advance Reimbursement Amount under the Sale and Servicing Agreement; and

          eighth: to the Owner Trustee or Co-Owner Trustee, as applicable, for any amounts to be distributed to the Residual Interest Certificate in respect of the Excess Component.

     The Indenture Trustee may fix a record date and payment date for any payment to be made to the Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder and the Issuer a notice that states the record date, the payment date and the amount to be paid.

     Section 5.06.  Optional Preservation of the Collateral.  If the Notes
                    ---------------------------------------
have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of interest and, ultimately, principal on and any Deferred Amounts with respect to the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     Section 5.07.  Limitation of Suits.  No Holder of any Note shall have
                    -------------------
any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

     (b) the Majority Highest Priority Class Noteholders have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

     (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Highest Priority Class Noteholders.

     It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than the Majority Highest Priority Class Noteholders, the Indenture Trustee in its sole discretion may determine
what   action,  if  any,  shall  be  taken, notwithstanding any other provisions of this Indenture.

     Section 5.08.  Unconditional Rights of Noteholders To Receive Principal
                    --------------------------------------------------------
and Interest.  Notwithstanding any other provisions in this Indenture, the
------------
Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on, if any, and Deferred Amounts, if any, on such Note on or after the Maturity Date (or, in the case of redemption, on or after the Termination Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.09.  Restoration of Rights and Remedies.  If the Indenture
                    ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.10.  Rights and Remedies Cumulative.  No right or remedy
                    ------------------------------
herein  conferred  upon  or reserved  to  the  Indenture  Trustee or  to  the
Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11.  Delay or Omission Not a Waiver.  No delay or omission of
                    ------------------------------
the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this
Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.12.  Control by Noteholders.  The Majority Highest Priority
                    ----------------------
Class Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b) subject to the express terms of Section 5.05, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

     (c) if the conditions set forth in Section 5.06 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Highest Priority Class Notes to sell or liquidate the Collateral shall be of no force and effect; and

     (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

     Notwithstanding the rights of the Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     Section 5.13.  Waiver of Past Defaults.  Prior to the declaration of the
                    -----------------------
acceleration of the maturity of the Notes as provided in Section 5.02, the Majority Highest Priority Class Noteholders may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note, as applicable. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     Section 5.14.  Undertaking for Costs.  All parties to this Indenture
                    ---------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Termination Date).

     Section 5.15.  Waiver of Stay or Extension Laws.  The Issuer covenants
                    --------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.16.  Action on Notes.  The Indenture Trustee's right to seek
                    ---------------
and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.05(b).

     Section 5.17.  Performance and Enforcement of Certain Obligations.  (a)
                    --------------------------------------------------
Promptly following a request from the Indenture Trustee to do so and at the Issuer's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or by the Seller of its obligations under or in connection with the Loan Sale Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Majority Highest Priority Class Noteholders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, or against the Seller under or in connection with the Loan Sale Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement or the Loan Sale Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE VI

                            THE INDENTURE TRUSTEE

     Section 6.01.  Duties of Indenture Trustee.  (a)  If an Event of Default
                    ---------------------------
has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

           (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section;

           (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12;

           (iv) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to this Section;

            (v) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer;

           (vi)     Money held  in trust by  the Indenture Trustee   shall be
     segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement;

          (vii)     No  provision  of   this  Indenture  shall  require   the
     Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that the Indenture Trustee shall not refuse or
         --------  -------
     fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses and further provided that nothing in this Section 6.01(c)(vii) shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's
     failure to  pay the Indenture   Trustee's  fees  and  expenses  pursuant
     to Section 6.07. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Collateral pursuant to Section 6.07; and

         (viii) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     Section 6.02.  Rights of Indenture Trustee.  (a)  The Indenture Trustee
                    ---------------------------
may rely on any document believed by it to be genuine and to have been signed
or  presented  by  the  proper  person.    The  Indenture  Trustee  need  not
investigate any fact or matter stated in any such document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or an Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

     (d) The Indenture Trustee shall not be liable for (i) any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith; or (ii) any willful misconduct or gross negligence on the part of the Custodian.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     Section 6.03.  Individual Rights of Indenture Trustee.  The Indenture
                    --------------------------------------
Trustee in its individual or any other capacity other than as Indenture Trustee or Co-Owner Trustee may, and in its capacity as Indenture Trustee or Co-Owner Trustee may not, become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11.

     Section 6.04.  Indenture Trustee's Disclaimer.  The Indenture Trustee
                    ------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes or the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     Section 6.05.  Notice of Default.  If a Default occurs and is continuing
                    -----------------
and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     Section 6.06.  Reports by Indenture Trustee to Holders.  The Indenture
                    ---------------------------------------
Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and State income tax returns.

     Section 6.07.  Compensation and Indemnity.  As compensation for its
                    --------------------------
services hereunder, the Indenture Trustee shall be entitled to receive, on each Payment Date, the Indenture Trustee's Fee, payable by the Servicer
(which compensation shall not be limited by any law on compensation of a trustee of an express trust), and shall be entitled to reimbursement from the Servicer for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances, if any, of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer agrees to cause the Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder. The Issuer shall or shall cause the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee to the extent attributable the Indenture Trustee's own willful misconduct, negligence or bad faith.

     The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses in connection with occurrence of a Default specified in Section 5.01(a)(v) or (vi) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

     Section 6.08.  Replacement of Indenture Trustee.  No resignation or
                    --------------------------------
removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

     (a)  the Indenture Trustee fails to comply with Section 6.11;

     (b)  the Indenture Trustee is adjudged a bankrupt or insolvent;

     (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

     (d)  the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the "resigning or removed Indenture Trustee"), the Issuer shall promptly appoint a successor Indenture Trustee that satisfies the eligibility requirements of Section 6.11.

     The resigning or removed Indenture Trustee agrees to cooperate with the Servicer and any successor Indenture Trustee in effecting the termination of the resigning or removed Indenture Trustee's responsibilities and rights hereunder and shall promptly provide such successor Indenture Trustee all documents and records reasonably requested by it to enable it to assume the Indenture Trustee's functions hereunder. Any successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture.

     The resigning or removed Indenture Trustee shall grant to the successor Indenture Trustee the Collateral, including, without limitation, all of the Indenture Trustee's Home Loan Files, the related documents and statements held by it hereunder, and the Seller, the Servicer, the Issuer and the resigning or removed Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Indenture Trustee all such rights, powers, duties and obligations.

     The successor Indenture Trustee shall deliver a written acceptance of its appointment to the resigning or removed Indenture Trustee, the Servicer, the Seller and the Issuer. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The resigning Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the resigning or removed Indenture Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section
6.07 shall continue for the benefit of the retiring Indenture Trustee.

     Section 6.09.  Successor Indenture Trustee by Merger.  If the Indenture
                    -------------------------------------
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     Section 6.10.  Appointment of Co-Indenture Trustee or Separate Indenture
                    ---------------------------------------------------------
Trustee.  (a)  Notwithstanding any other provisions of this Indenture, at any
-------
time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof;

     (b)  Every   separate  trustee  and  co-trustee  shall,  to  the  extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

           (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii)     the   Indenture  Trustee  may  at  any  time  accept  the
     resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and
co-trustees, as effectively as  if given to  each of them.   Every instrument
appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee
                                       -----------
and co-trustee, upon its acceptance  of the trusts conferred, shall be vested with the estates or property  specified  in  its  instrument  of
appointment,  jointly  with the Indenture  Trustee,   subject  to  all  the
provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11.  Eligibility; Disqualification.  The Indenture Trustee
                    -----------------------------
shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of "A" or better by S&P or shall otherwise be acceptable to S&P. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section 6.12.  Preferential Collection of Claims Against Issuer.  The
                    ------------------------------------------------
Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                 ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

     Section 7.01.  Issuer To Furnish Indenture Trustee Names and Addresses
                    -------------------------------------------------------
of Noteholders.  The Issuer will furnish or cause to be furnished to the
--------------
Indenture Trustee not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     Section 7.02.  Preservation of Information; Communications to
                    ----------------------------------------------
Noteholders.  (a)  The Indenture Trustee shall preserve, in as current a form
-----------
as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

     Section 7.03.  Reports by Issuer.  (a)  The Issuer shall:
                    -----------------

            (i) file with the Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

           (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
     Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section 7.04.  Reports by Indenture Trustee.  If required by TIA Section
                    ----------------------------
313(a), within 60 days after each September 1, beginning with September 1, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA
Section 313(c) a brief report dated as of such date that complies with TIA
Section 313(a).  The Indenture Trustee also shall comply with TIA Section
313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any securities exchange.

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

     Section 8.01.  Collection of Money.  Except as otherwise expressly
                    -------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     Section 8.02.  Payments and Distributions.  (a)  Subject to
                    --------------------------
Section 8.02(b), on each Payment Date and on any Termination Date, to the extent funds are available in the Note Payment Account, the Indenture Trustee shall make the following payments pursuant to the Servicer's Monthly Statement (except as provided in Section 5.05(b)):

            (i) to the Servicer, an amount equal to the Servicing Compensation (net of (1) any amounts retained prior to deposit into the Collection Account pursuant to Section 5.01(b)(1) of the Sale and Servicing Agreement, (2) any amounts representing income or gain form investments credited to the Collection Account and paid to the Servicer pursuant to Section 5.01(b)(2) of the Sale and Servicing Agreement and
     (3) the Indenture Trustee Fee, which shall be paid to the Indenture Trustee) and all unpaid Servicing Compensation from prior Due Periods;

           (ii) to the extent of funds withdrawn from the Pre-Funding Account and deposited in the Note Payment Account by the Indenture
     Trustee pursuant to Section 5.01(b)(2) of the Sale and Servicing Agreement (net of any amount deposited in the Certificate Distribution Account from the Note Payment Account for distribution to Certificateholders pursuant to Subsection 5.01(c)(2) of the Sale and Servicing Agreement), (A) if such amount deposited in the Note Payment Account is greater than $50,000 or an Indenture Event of Default has occurred, pro rata, to the Holders of Notes of each Class, based on the Class Principal Balance of each such Class, in each case to reduce the Class Principal Balance of each such Class; or (B) if no Indenture Event of Default has occurred and such amount deposited in the Note Payment Account is less than or equal to $50,000 sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Notes, in that order, in reduction of the Class Principal Balances thereof;

          (iii) to the extent of the Regular Payment Amount for such Payment Date, in the following order of priority:

                    (A) to the Holders of the Senior Notes, the Senior Noteholders' Interest Payment Amount for such Payment Date, allocated to each Class of Senior Notes, pro rata, based on the amount of interest payable in respect of each such Class based on the applicable Interest Rate;

                    (B) to the Holders of the Class M-1 Notes, the Class M-1 Noteholders' Interest Payment Amount for such Payment Date;

                    (C) to the Holders of the Class M-2 Notes, the Class M-2 Noteholders' Interest Payment Amount for such Payment Date;

                    (D) to the Holders of the Class B-1 Notes, the Class B-1 Noteholder's Interest Payment Amount from such Payment Date;

                    (E) to the Holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate of the Class Principal Balances of the Senior Notes to the Senior Optimal Principal Balance for such Payment Date;

                    (F) to the Holders of the Class M-1 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class M-1 Optimal Principal Balance for such Payment Date;

                    (G) to the Holders of the Class M-2 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class M-2 Optimal Principal Balance for such Payment Date;

                    (H) to the Holders of the Class B-1 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class B-1 Optimal Principal Balance for such Payment Date;

                    (I)  to  the  Holders   of  the  Class  M-1   Notes,  the
               applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

                    (J)  to  the  Holders   of  the  Class  M-2   Notes,  the
               applicable Deferred Amount, if any, until such Deferred Amount has been paid in full; and

                    (K)  to  the  Holders   of  the  Class  B-1   Notes,  the
               applicable Deferred Amount, if any, until such Deferred Amount has been paid in full.

          (iv) to the extent of the Excess Spread, if any, in the following order of priority:

                    (A) in an amount equal to the Overcollateralization Deficiency Amount, if any, as follows:

                         1) to the Holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate of the Class Principal Balances thereof to the Senior Optimal Principal Balance for such Payment Date;

                         2) to the Holders of the Class M-1 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class M-1 Optimal Principal Balance for such Payment Date;

                         3) to the Holders of the Class M-2 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class M-2 Optimal Principal Balance for such Payment Date;

                         4) to the Holders of the Class B-1 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class B-1 Optimal Principal Balance for such Payment Date;

                    (B)  to  the  Holders   of  the  Class  M-1   Notes,  the
               applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

                    (C)  to  the  Holders   of  the   Class M-2  Notes,   the
               applicable Deferred Amount, if any, until such Deferred Amount has been paid in full; and

                    (D)  to  the  Holders   of  the  Class  B-1   Notes,  the
               applicable Deferred Amount, if any, until such Deferred Amount has been paid in full.

     (b) On the Payment Date on which an early redemption or termination pursuant to Section 11.02 of the Sale and Servicing Agreement is to occur, to the extent funds are available in the Note Payment Account, the Indenture Trustee shall make the following payments from the Note Payment Account in the following order of priority:

          (i) to the Servicer, an amount equal to the Servicing Compensation and all paid and unpaid Servicing Compensation from prior Due Periods;

          (ii) to the holders of the Notes, all accrued and unpaid interest on each Class of Notes and an amount equal to the aggregate of the then outstanding Class Principal Balances of each Class of Notes; and

          (iii) to the holders of the Class M-1, Class M-2 and Class B-1 Notes, in that order, the applicable Deferred Amounts, until each such Deferred Amount has been paid in full.

     (c) On each Payment Date and the Termination Date, to the extent of the interest of the Indenture Trustee in the Certificate Distribution Account (as described in Section 5.05(a) of the Sale and Servicing Agreement), the Indenture Trustee hereby authorizes the Owner Trustee, the Co-Owner Trustee or the Paying Agent, as applicable, to make the distributions from the Certificate Distribution Account as required pursuant to Section 5.05(c) of the Sale and Servicing Agreement.

     Section 8.03.  (Reserved)

     Section 8.04.  Servicer's Monthly Statements.  On each Payment Date, the
                    -----------------------------
Indenture Trustee shall deliver the Servicer's Monthly Statement with respect to such Payment Date to DTC and the Rating Agencies.

     Section 8.05.  Release of Collateral.  (a)  Subject to the payment of
                    ---------------------
its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture or the Sale and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to (i) the Certificateholders pursuant to
Section 5.05(c) of the Sale and Servicing Agreement and (ii) the Servicer pursuant to Section 8.02(a)(i) hereof have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Subsection (b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01.

     Section 8.06.  Opinion of Counsel.  The Indenture Trustee shall receive
                    ------------------
at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX

                           SUPPLEMENTAL INDENTURES

     Section 9.01.  Supplemental Indentures Without Consent of Noteholders.
                    ------------------------------------------------------
(a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and with the prior written consent of the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

           (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

           (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

            (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of the Notes;

           (vi) to evidence and provide for the acceptance of the appointment hereunder of a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii)     to modify,  eliminate or  add to  the provisions  of this
     Indenture  to  such   extent  as  shall  be  necessary   to  effect  the
     qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

     The Indenture Trustee  is hereby authorized to join in  the execution of
any  such  supplemental  indenture  and  to  make  any  further   appropriate
agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholder but with prior consent of the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder.

     Section 9.02.  Supplemental Indentures with Consent of Noteholders.  The
                    ---------------------------------------------------
Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior consent of the Rating Agencies, and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

     (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Termination Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Termination Date);

     (b) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

     (d) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.04;

     (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

     (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

     (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     In connection with requesting the consent of the Noteholders pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.03.  Execution of Supplemental Indentures.  In executing, or
                    ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04.  Effect of Supplemental Indenture.  Upon the execution of
                    --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05.  Conformity with Trust Indenture Act.  Every amendment of
                    -----------------------------------
this Indenture  and every  supplemental indenture  executed pursuant  to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     Section 9.06.  Reference in Notes to Supplemental Indentures.  Notes
                    ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

     Section 9.07   Amendments to Trust Agreement.  Subject to Section 11.01
                    -----------------------------
of the Trust Agreement, the Indenture Trustee shall, upon Issuer Order, consent to any proposed amendment to the Trust Agreement or an amendment to or waiver of any provision of any other document relating to the Trust Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon satisfaction of the requirements under Section 11.01 of the Trust Agreement.

     Nothing in this Section shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                  ARTICLE X

                             REDEMPTION OF NOTES

     Section 10.01.  Redemption.  The Seller may, at its option, effect an
                     ----------
early redemption of the Notes on or after the Payment Date on which the Pool Principal Balance declines to 10% or less of the Assumed Pool Principal Balance. The Seller shall effect such early redemption in the manner specified in and subject to the provisions of Section 11.02 of the Sale and Servicing Agreement.

     The Servicer or the Issuer shall furnish the Rating Agencies notice of any such redemption in accordance with Section 10.02.

     Section 10.02.  Form of Redemption Notice.  Notice of redemption under
                     -------------------------
Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Termination Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Termination Date, at such Holder's address or facsimile number appearing in the Note Register.

     All notices of redemption shall state:

            (i)     the Termination Date;

           (ii)     the Termination Price; and

          (iii) the place where such Notes are to be surrendered for payment of the Termination Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

     Notice  of redemption  of  the Notes  shall be  given  by the  Indenture
Trustee in the name of the Issuer and at the expense of the Servicer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

     Section 10.03.  Notes Payable on Termination Date; Provision for Payment
                     --------------------------------------------------------
of Indenture Trustee.  The Notes or portions thereof to be redeemed shall,
--------------------
following notice of redemption as required by Section 10.02 (in the case of redemption pursuant to Section 10.01), on the Termination Date become due and payable at the Termination Price and (unless the Issuer shall default in the payment of the Termination Price) no interest shall accrue on the Termination Price for any period after the date to which accrued interest is calculated for purposes of calculating the Termination Price. The Issuer may not redeem the Notes unless, (i) all outstanding obligations under the Notes have been paid in full and (ii) the Indenture Trustee has been paid all amounts to which it is entitled hereunder.



                                  ARTICLE XI

                                MISCELLANEOUS

     Section 11.01.  Compliance Certificates and Opinions, etc..  (a)  Upon
                     ------------------------------------------
any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (x) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (y) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (z) if required by TIA Section 3.14(c), a certificate of an accountant or, if required by such section, an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each signatory of such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii) a  brief  statement  as  to   the  nature  and  scope  of  the
     examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether or not, in the opinion of each such signatory, such condition or covenant has been complied with.

     (b) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (i) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current calendar year, as set forth in the certificates delivered pursuant to clause (i) above and this clause
     (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

          (ii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
     (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iii), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

     Section 11.02.  Form of Documents Delivered to Indenture Trustee.  In
                     ------------------------------------------------
any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 11.03.  Acts of Noteholders.  (a)  Any request, demand,
                     -------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c)  The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 11.04.  Notices, etc. to Indenture Trustee, Issuer and Rating
                     -----------------------------------------------------
Agencies.  Any request, demand, authorization, direction, notice, consent,
--------
waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

     (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

     (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: FIRSTPLUS Home Loan Owner Trust 1998-2, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Emmett R. Harmon, or at any other address previously furnished in writing to the
Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to the applicable address specified in the Sale and Servicing Agreement.

     Section 11.05.  Notices to Noteholders; Waiver.  Where this Indenture
                     ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     Section 11.06.  (Reserved)

     Section 11.07.  Conflict with Trust Indenture Act.  If any provision
                     ---------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 11.08.  Effect of Headings and Table of Contents.  The Article
                     ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 11.09.  Successors and Assigns.  All covenants and agreements
                     ----------------------
in this Indenture and the Notes  by the Issuer shall bind its successors  and
assigns,  whether  so expressed  or not.    All agreements  of  the Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section 11.10.  Severability.  In case any provision in this Indenture
                     ------------
or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 11.11.  Benefits of Indenture and Consent of Noteholders.
                     ------------------------------------------------
Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture. Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of this Indenture.

     Section 11.12.  Legal Holidays.  In any case where the date on which any
                     --------------
payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 11.13.  Governing Law.  THIS INDENTURE SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND, TO THE EXTENT PERMITTED BY LAW WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.14.  Counterparts.  This Indenture may be executed in any
                     ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.15.  Recording of Indenture.  If this Indenture is subject
                     ----------------------
to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 11.16.  Issuer Obligations.  No recourse may be taken, directly
                     ------------------
or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Article VI, VII and VIII of the Trust Agreement.

     Section 11.17.  No Petition.  The Indenture Trustee, by entering into
                     -----------
this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Servicer, or join in any institution against the Seller or the Servicer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     Section 11.18.  Inspection.  The Issuer agrees that, on reasonable prior
                     ----------
notice, it will permit any representative of the Indenture Trustee during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.


     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                         FIRSTPLUS HOME LOAN OWNER TRUST 1998-2


                         By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee



                         By:
                            ----------------------------------------------
                            Name:  James Lawler
                            Title: Vice President


                         U.S. BANK NATIONAL ASSOCIATION,
                         as Indenture Trustee



                         By:
                            ----------------------------------------------
                            Name: James T. Kaufman
                            Title: Assistant Vice President




STATE OF DELAWARE   )
                    )
COUNTY OF NEWCASTLE )

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared James Lawler, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee on behalf of FIRSTPLUS HOME LOAN OWNER TRUST 1998-2, a Delaware business trust, and that such person executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of March, 1998.





                              --------------------------------------------
                              Notary Public in and for the State of Delaware

(Seal)

My commission expires:


-------------------------





STATE OF MINNESOTA       )
                         )
COUNTY OF RAMSEY         )

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared J.T. Kaufman, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of U.S. BANK NATIONAL ASSOCIATION, a national banking association, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of March, 1998.




                              --------------------------------------------
                              Notary Public in and for the State of Minnesota

(Seal)

My commission expires:


--------------------





                                  SCHEDULE I

     (To be Provided at the Closing and Supplemented on each Subsequent Transfer Date on which Subsequent Home Loans are transferred to the Trust)







                                 EXHIBIT A-1

                            Form of Class A-1 Note







                                 EXHIBIT A-2


                            Form of Class A-2 Note





                                 EXHIBIT A-3

                            Form of Class A-3 Note






                                 EXHIBIT A-4

                            Form of Class A-4 Note






                                 EXHIBIT A-5

                            Form of Class A-5 Note







                                 EXHIBIT A-6

                            Form of Class A-6 Note







                                 EXHIBIT A-7

                            Form of Class A-7 Note





                                 EXHIBIT A-8

                            Form of Class A-8 Note




                                 EXHIBIT A-9

                            Form of Class M-1 Note





                                 EXHIBIT A-10

                            Form of Class M-2 Note





                                 EXHIBIT A-11

                            Form of Class B-1 Note






                                                               EXHIBIT 10.1


                                                                  Execution






=====================================================================






                             LOAN SALE AGREEMENT
                          dated as of March 1, 1998


                                by and between


                          FIRSTPLUS FINANCIAL, INC.
                                   (Seller)


                                     and


                       FIRSTPLUS INVESTMENT CORPORATION
                                 (Purchaser)



               FIRSTPLUS Asset Backed Securities, Series 1998-2




===================================================================





     This Loan Sale Agreement, dated as of March 1, 1998 (the "Agreement"), is made and entered into by and between FIRSTPLUS Investment Corporation, as purchaser (together with its successors and assigns, the "Purchaser"), and FIRSTPLUS Financial, Inc., as seller (together with its successors and assigns, "FFI").

                             W I T N E S S E T H:

     WHEREAS, FFI is engaged in the business of underwriting, originating or acquiring property improvement and debt consolidation loans secured by mortgages on residential property;

     WHEREAS, FFI desires to sell to Purchaser and Purchaser desires to purchase from FFI on a whole loan basis the Initial Home Loans and all monies due and to become due thereunder after February 28, 1998, less one-third of interest collected thereon during March 1998;

     WHEREAS, FFI desires to sell to Purchaser and Purchaser desires to purchase from FFI on a whole loan basis the Subsequent Home Loans and all monies due and to become due thereunder after the related Cut Off Date;

     WHEREAS, FFI desires to sell to Purchaser and Purchaser desires to purchase from FFI all right, title and interest of FFI in and to the obligations of each Seller of a Home Loan pursuant to each Loan Sale Agreement in which FFI acquired any Home Loan and all right, title and interest of FFI in and to the rights and obligations of each Subservicer, pursuant to any Subservicing Agreement; and

     WHEREAS, Purchaser intends to transfer the Home Loans and the rights, titles and interest described above to FIRSTPLUS Home Loan Owner Trust 1998-2 (the "Issuer" or the "Trust") in order to facilitate the issuance by the Trust of a series of asset backed notes (the "Asset Backed Securities").

     Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Sale and Servicing Agreement stated as of March 1, 1998, among the Seller, at Transferor and Servicer, the Purchaser, as Seller, FIRSTPLUS Home Loan Owner Trust 1998-2, as Issuer and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee.

     NOW, THEREFORE, in consideration of these premises and of the mutual agreements herein set forth, Purchaser and FFI each agree as follows:

     Section 1.  Representations and Warranties.  FFI hereby represents
                 ------------------------------
and warrants to the Purchaser and the Issuer with respect to each Subsequent Home Loan, as of the applicable Subsequent Transfer Date; and with respect to each Initial Home Loan, as of the date hereof (each, a "Closing Date"), and with respect to itself, as follows:

     (a)  Home Loan Information.  The information with respect to each
          ---------------------
Home Loan set forth in the Home Loan Schedule is true and correct in all material respects as of the applicable Cut-Off Date.

     (b)  Delivery of Home Loan Documents.  All of the original or
          -------------------------------
certified documentation required to be delivered to the Indenture Trustee or to the Custodian on or prior to the Closing Date or the Subsequent Transfer Date, as applicable, or as otherwise provided in this Agreement, has or will be so delivered.

     (c)  Payments Current.  As of the applicable Cut-Off Date, none of
          ----------------
the Initial Home Loans are more than 29 days contractually delinquent, based on the terms under which the related Mortgages and Debt Instruments have been made. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Obligor, directly or indirectly, for the payment of any amount required by any Home Loan.

     (d)  No Waiver or Modification.  The terms of each Debt Instrument
          -------------------------
and Mortgage, have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Indenture Trustee's Home Loan File and no provision of any Mortgage or Debt Instrument has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Home Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Indenture Trustee's Home Loan File and the terms of which are reflected in the Indenture Trustee's Home Loan File.

     (e)  No Defenses.  No Debt Instrument or Mortgage is subject to any
          -----------
claim, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Debt Instrument or Mortgage or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any claim, right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such claim, right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Home Loan was originated.

     (f)  Compliance with Laws; Relief Act Matters.  Any and all
          ----------------------------------------
requirements of any federal, state or local law applicable to each Home Loan have been complied with including, without limitation, all licensing, real estate settlement procedures act, consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Home Loan. Each Home Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith. No relief has been requested by or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

     (g)  No Satisfaction or Release of Lien.  No Mortgage has been
          ----------------------------------
satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of such Mortgage securing a Home Loan with respect to a Superior Lien on such Mortgaged Property in connection with the refinancing of the mortgage loan relating to such Superior Lien.

     (h)  Valid Lien.  With respect to each Debt Instrument, the related
          ----------
Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property.

     (i)  Validity of Home Loan Documents; Entire Agreement.  Each Debt
          -------------------------------------------------
Instrument and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Debt Instrument and each Mortgage had legal capacity at the time to enter into the related Home Loan and to execute and deliver such Debt Instrument and Mortgage, and such Debt Instrument and Mortgage have been duly and properly executed by such parties. The Debt Instrument and the Mortgage contain the entire agreement between the related Obligor and the lender and all obligations of the lender under the related Home Loan, and no other agreement defines, modifies, or expands the obligations of the lender under the Home Loan, except for certain assumptions or modifications included in the Indenture Trustee's Home Loan File.

     (j) Full Disbursement of Proceeds.  The proceeds of each Home Loan
         -----------------------------
have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing each Home Loan and the recording of the Mortgage have been disbursed. The Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage and any and all requirements set forth in the related Home Loan documents have been complied with.

     (k) Ownership.  Immediately prior to the conveyance thereof to the
         ---------
Seller, the Seller had good and marketable title to each Home Loan, Debt Instrument and Mortgage, the Seller was the sole owner thereof and had full right to sell each Home Loan, Debt Instrument and Mortgage to the Purchaser; and upon the conveyance thereof by the Seller to the Purchaser, the Purchaser became the sole owner of each Home Loan, Debt Instrument and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

     (l) Ownership of Mortgaged Property.  With respect to each Home
         -------------------------------
Loan, the related Servicer's Home Loan File contains a title document reflecting that title to the related Mortgaged Property is held at least 50% by the Obligor under such Home Loan.

     (m) No Defaults.  There is no default, breach, violation or event of
         -----------
acceleration existing under any Mortgage or any Debt Instrument and, to the best of the Seller's knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither the Seller nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Indenture Trustee's Home Loan File.

     (n) Consent and Delinquency of Superior Lien.  No obligation secured
         ----------------------------------------
by a Superior Lien was more than 30 days past due at the time of origination of the related Home Loan. With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee.

     (o) No Condemnation or Damage; Good Repair.  To the best of the
         --------------------------------------
Seller's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Home Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property. To the best of the Seller's knowledge, the related Mortgaged Property described in each Mortgage is free of damage and in good repair or will be free of damage and in good repair following the completion of any improvements or repairs to be financed by the related Home Loan.

     (p) Environmental Compliance.  To the best of the Seller's
         ------------------------
knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

     (q) Mortgage Remedies Adequate.  Each Mortgage contains customary
         --------------------------
and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
(ii) otherwise, by judicial foreclosure.

     (r) Remedies Against Originators.  In the event that any Home Loan
         ----------------------------
was originated by an entity (such entity, the "Originator") other than the Seller and to the extent that the Seller has failed to fulfill or is not capable of fulfilling its obligations to cure, substitute or repurchase such Home Loan as required hereunder, then the Indenture Trustee on behalf of the Securityholders may enforce any remedies for breach of representations and warranties made by the Originator with respect to such Home Loan.

     (s) Security.  No Debt Instrument is, or has been, secured by any
         --------
collateral except the lien of the related Mortgage.

     (t) Deed of Trust.  If a Mortgage for a Home Loan constitutes a deed
         -------------
of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in such Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by the Seller to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Obligor.

     (u) Use of Proceeds of Combination Loan.  With respect to each
         -----------------------------------
Combination Loan the related Obligor has represented to Purchaser that a portion of the proceeds of such Combination Loan will be used to finance property improvements.

     (v) Inspections of Improvements; and No Encroachment.  To the best
          ------------------------------------------------
of the Seller's knowledge, all inspections, licenses and certificates required to be made, obtained and issued as of the Closing Date with respect to the improvements and the use and occupancy of all occupied portions of all Mortgaged Property have been made, obtained or issued as applicable. To the best of the Seller's knowledge, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restrictions lines of the related property and no improvements on adjoining properties encroach upon such property and no improvement located on or being a part of such property is in violation of any applicable zoning laws or regulation.

     (w) Flood Insurance.  If required by federal or state law, each
         ---------------
Mortgaged Property is covered by flood insurance with a standard mortgagee clause and extended coverage in an amount which is not less than the value of such Mortgaged Property. All such insurance policies meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Sellers' Guide and the FNMA Servicers' Guide, and are of standard type and quality for the locale where the related Mortgaged Property is located. All acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

     (x) Underwriting Origination and Servicing Practices.  Each Home
         ------------------------------------------------
Loan, other than the Home Loans identified in Exhibit A hereto, has been underwritten or re-underwritten in accordance with the Seller's then-current underwriting guidelines. The origination practices used by each originator of the Home Loans and the servicing and collection practices used by the Seller with respect to each Home Loan have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type. To the best of the Seller's knowledge, no fraud or misrepresentation was committed by any Person in connection with the origination or servicing of each Home Loan.

     (y) Selection Criteria; No Bulk Transfer.  The Home Loans were not
         ------------------------------------
selected by the Seller for sale to the Purchaser or the Issuer on any basis intended to adversely affect the Purchaser or the Issuer. The sale, transfer, assignment, conveyance and grant of the Debt Instruments and the Mortgages to the Purchaser are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (z) Treasury Regulation Section301.7701.  On the Closing Date, each
         -----------------------------------
Subsequent Transfer Date and each date of substitution of a Qualified Home Loan, 55% or more (by aggregate principal balance) of the Home Loans do not constitute "real estate mortgages" for the purpose of Treasury Regulation Section301.7701 under the Code. For this purpose a Home Loan does not constitute a "real estate mortgage" if:

          (i) The Home Loan is not secured by an interest in real property, or

          (ii) The Home Loan is not an "obligation principally secured by an interest in real property." For this purpose an obligation is "principally secured by an interest in real property" if it satisfies either the test set out in paragraph (1) or the test set out in paragraph (2) below.

          (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

               (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

               (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date or Subsequent Transfer Date, as applicable.

               For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

          (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only substantially all of the proceeds of the obligation means more than 66-2/3% of the gross proceeds.

     (aa) No Fraudulent Conveyance.  The Home Loans are not being
          ------------------------
transferred with any intent to hinder, delay or defraud any creditors.

     (ab) Value and Marketability.  To the best of the Seller's knowledge,
          -----------------------
there do not exist any circumstances, conditions or information with respect to the Home Loan, the related Mortgaged Property, the Obligor or the Obligor's credit standing that reasonably can be expected to cause private institutional investors investing in same type of home loan to regard such Home Loan as an unacceptable investment, to increase the likelihood that such Home Loan will become delinquent, or adversely affect the value or marketability of such Home Loan.

     (ac) Terms of Home Loans and Interest Method.  Each Home Loan is a
          ---------------------------------------
fixed rate loan. Each Debt Instrument has an original term to maturity of not less than 24 months nor more than 25 years and three months from the date of origination. Each Debt Instrument is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate. No Debt Instrument provides for any extension of the original term. Interest for each Home Loan is calculated at a rate of interest computed by the simple interest method or the actuarial method.

     (ad) Types of Home Loans; Retail Installment Contracts.  Each Home
          -------------------------------------------------
Loan is either (i) a Home Improvement Loan, (ii) a Debt Consolidation Loan, or (iii) a Combination Loan. No Home Loan was originated for the express purpose of purchasing a manufactured home. Some of the Home Loans are retail installment contracts for goods or services, and some of the Home Loans are home improvement loans for goods or services, which are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1.

     (ae) No Buydown, GPM or Shared Appreciation Loans.  No Home Loan
          --------------------------------------------
contains any provisions pursuant to which principal and interest payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Obligor or anyone else on behalf of the Obligor, or paid by any source other than the Obligor. No Home Loan contains any other similar provision which may constitute a "buydown" provision. No Home Loan is a graduated payment mortgage loan. No Home Loan has a shared appreciation or other contingent interest feature.

     (af) No Chattel Paper.  Each Debt Instrument is comprised of one
          ----------------
original promissory note and each such promissory note constitutes an "instrument" for purposes of Section 9-105(1)(i) of the UCC. No Debt Instrument constitutes or is comprised of "chattel paper" as such term is defined in Section 9-105(1)(b) of the UCC. Each Debt Instrument has been delivered to the Indenture Trustee.

     (ag) Description Conforms to Prospectus Supplement.  Each Initial
          ---------------------------------------------
Home Loan conforms, and all Initial Home Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

     (ah) Review by the Seller.  In light of the Seller's underwriting
          --------------------
guidelines, the Seller has reviewed all of the documents constituting each Servicer's Home Loan File and each Indenture Trustee's Home Loan File and has made such inquiries as it deems reasonable under the circumstances to make and confirm the accuracy of the representations set forth herein.

     Section 2.  Purchase and Delivery.  In consideration for the sale and
                 ---------------------
transfer of the Home Loans to Purchaser by FFI, and upon transfer of such Home Loans to Purchaser or Purchaser's designee from FFI on the date hereof with respect to the Initial Home Loans, and on the applicable Subsequent Transfer Date with respect to the Subsequent Home Loans, the Purchaser shall pay or cause to be paid to FFI good and valuable consideration (the "Purchase Price") including (without limitation) the net proceeds of (a) the sale of the Asset Backed Securities and (b) certain residual classes of securities subordinate to the Asset Backed Securities. The transfer of funds from Purchaser to FFI for the Purchase Price for all Home Loans purchased shall be made by wire transfer of immediately available funds to the bank account designated by FFI, or by other method as such parties shall agree.

     On the date hereof with respect to the Initial Home Loans, and on the applicable Subsequent Transfer Date with respect to the Subsequent Home Loans, FFI shall transfer, assign and convey to Purchaser all of FFI's right, title and interest in and to each Home Loan and the related Home Loan File, free and clear of any adverse claims, rights or interests therein. FFI shall, or shall cause its agent to, deliver to Purchaser or Purchaser's designee the related Home Loan File.

     On the date hereof with respect to the Initial Home Loans, and on the Subsequent Transfer Date with respect to the Subsequent Home Loans, FFI shall promptly transfer to Purchaser or its designee good title to the related Mortgage, if applicable, pursuant to an Assignment of Mortgage and legal title to the related Debt Instrument pursuant to the endorsement thereof in the name of the Purchaser or its designee; provided that such Assignment of Mortgage, if applicable, and endorsement of such Debt Instrument shall be prepared and executed in the manner as specified in writing by the Purchaser. FFI shall provide to Purchaser, at FFI's cost, a duly executed Assignment of Mortgage, if applicable, and a blank endorsement of the related Debt Instrument. Purchaser shall bear the cost and expense of completing and recording such Assignment of Mortgage, if applicable, and completing the endorsement of such Debt Instrument to the Purchaser or its designee.

     Section 3.     Sale Treatment.  It is the express intent of the
                    --------------
parties hereto that the conveyance of the Home Loans by FFI to the Purchaser as contemplated by this Agreement be, and be treated as, an absolute transfer and conveyance of all of FFI's right, title, ownership and other interest in the Home Loans. In the event that, notwithstanding the intent of the parties, the Home Loans are held by a court to be the property of FFI, then
(i) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Home Loans provided for herein shall be deemed to be a grant by FFI to the Purchaser of a security interest (and/or an assignment of any security interest that FFI may hold) in all of the FFI's right, title, ownership and other interest in and to the Home Loans and all amounts payable to the holders of the Home Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Home Loans and proceeds thereof;
(iii) the possession by the Purchaser or the Indenture Trustee of the Debt Instruments and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Sale and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. FFI and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Home Loans, such security interest would be deemed to be a perfected first priority security interest under applicable law and will be maintained as such throughout the term of the Sale and Servicing Agreement.

     Section 4.     Binding Effect.  This Agreement shall be binding upon
                    --------------
and inure to the benefit of the successors and assigns of the Purchaser and FFI, respectively.

     Section 5.     Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY
                    -------------
AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN SUCH STATE.

     Section 6.     Capitalized Terms.  Capitalized terms used and not
                    -----------------
otherwise defined herein have the meanings assigned to such terms in the Sale and Servicing Agreement dated as of March 1, 1998, by and among FFI, as Transferor and Servicer, the Purchaser, as Seller, FIRSTPLUS Home Loan Trust 1998-2, as Issuer and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee.


     IN WITNESS WHEREOF, the undersigned Purchaser and FFI have executed this Loan Sale Agreement as of the date first above written.


                         FIRSTPLUS FINANCIAL, INC.,
                         as Seller



                         By:
                            -----------------------------------------------
                            Name:   Lee F. Reddin
                            Title:  Vice President


                         FIRSTPLUS INVESTMENT
                         CORPORATION,
                         as Purchaser



                         By:
                           ------------------------------------------------
                           Name:   Lee F. Reddin
                           Title: Vice President





                                                               EXHIBIT 10.2


                                                                  EXECUTION




=====================================================================




                         SALE AND SERVICING AGREEMENT


                                    among


                   FIRSTPLUS HOME LOAN OWNER TRUST 1998-2,
                                  as Issuer


                      FIRSTPLUS INVESTMENT CORPORATION,
                                  as Seller


                          FIRSTPLUS FINANCIAL, INC.,
                          as Transferor and Servicer


                                     and

                       U.S. BANK NATIONAL ASSOCIATION,
                  as Indenture Trustee and Co-Owner Trustee


                          Dated as of March 1, 1998


                    FIRSTPLUS HOME LOAN OWNER TRUST 1998-2
                    Asset Backed Securities, Series 1998-2



=====================================================================




                              TABLE OF CONTENTS


                                  ARTICLE I

                                 DEFINITIONS

1.01.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.02.     Other Definitional Provisions . . . . . . . . . . . . . . . . .  26
1.03.     Interest Calculation  . . . . . . . . . . . . . . . . . . . . .  27

                                  ARTICLE II

                         CONVEYANCE OF THE HOME LOANS

2.01.     Conveyance of the Initial Home Loans. . . . . . . . . . . . . .  27
2.02.     Conveyance of Subsequent Home Loans.  . . . . . . . . . . . . .  28
2.03.     Ownership and Possession of Home Loan Files . . . . . . . . . .  30
2.04.     Books and Records . . . . . . . . . . . . . . . . . . . . . . .  30
2.05.     Delivery of Home Loan Documents . . . . . . . . . . . . . . . .  30
2.06.     Acceptance   by  Indenture  Trustee  of  the  Home  Loans;
          Initial Certification by Custodian  . . . . . . . . . . . . . .  33

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

3.01.     Representations and Warranties of the Seller  . . . . . . . . .  34
3.02.     Representations,  Warranties  and  Covenants  of  the Servicer
          and Transferor. . . . . . . . . . . . . . . . . . . . . . . . .  36
3.03.     Individual Home Loans . . . . . . . . . . . . . . . . . . . . .  38
3.04.     Subsequent Home Loans.  . . . . . . . . . . . . . . . . . . . .  44
3.05.     Purchase and Substitution . . . . . . . . . . . . . . . . . . .  45

                                  ARTICLE IV

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

4.01.     Duties of the Servicer  . . . . . . . . . . . . . . . . . . . .  48
4.02.     Liquidation of Home Loans . . . . . . . . . . . . . . . . . . .  50
4.03.     Fidelity Bond; Errors and Omission Insurance  . . . . . . . . .  50
4.04.     Title, Management and Disposition of Foreclosure Property . . .  51
4.05.     Access  to Certain Documentation and Information Regarding
          the Home Loans  . . . . . . . . . . . . . . . . . . . . . . . .  51
4.06.     Superior Liens  . . . . . . . . . . . . . . . . . . . . . . . .  52
4.07.     Subservicing  . . . . . . . . . . . . . . . . . . . . . . . . .  52
4.08.     Successor Servicers.  . . . . . . . . . . . . . . . . . . . . .  53



                                  ARTICLE V

                       ESTABLISHMENT OF TRUST ACCOUNTS

5.01.     Collection Account and Note Payment Account . . . . . . . . . .  54
5.02.     Pre-Funding Account . . . . . . . . . . . . . . . . . . . . . .  60
5.03.     (Reserved)  . . . . . . . . . . . . . . . . . . . . . . . . . .  61
5.04.     (Reserved)  . . . . . . . . . . . . . . . . . . . . . . . . . .  61
5.05.     Certificate Distribution Account  . . . . . . . . . . . . . . .  61
5.06.     Trust Accounts; Trust Account Property  . . . . . . . . . . . .  63
5.07.     Allocation of Losses  . . . . . . . . . . . . . . . . . . . . .  68

                                  ARTICLE VI

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

6.01.     Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .  69
6.02      Reports of Foreclosure and Abandonment of Mortgaged Property. .  72
6.03.     Specification of Certain Tax Matters  . . . . . . . . . . . . .  72

                                 ARTICLE VII

                         GENERAL SERVICING PROCEDURES

7.01.     Assumption Agreements . . . . . . . . . . . . . . . . . . . . .  73
7.02.     Satisfaction of Mortgages and Release of Home Loan Files  . . .  73
7.03.     Servicing Compensation  . . . . . . . . . . . . . . . . . . . .  75
7.04.     Quarterly Statements as to Compliance . . . . . . . . . . . . .  76
7.05.     Annual Independent Public Accountants' Servicing Report . . . .  76
7.06.     Right to Examine Servicer Records . . . . . . . . . . . . . . .  76
7.07.     Reports to the Indenture Trustee; Collection Account Statements  77

                                 ARTICLE VIII

                      REPORTS TO BE PROVIDED BY SERVICER

8.01.     Financial Statements  . . . . . . . . . . . . . . . . . . . . .  77


                                  ARTICLE IX

                                 THE SERVICER

9.01.     Indemnification; Third Party Claims . . . . . . . . . . . . . .  77
9.02.     Merger or Consolidation of the Servicer . . . . . . . . . . . .  79
9.03.     Limitation on Liability of the Servicer and Others  . . . . . .  79
9.04.     Servicer Not to Resign; Assignment  . . . . . . . . . . . . . .  79
9.05.     Relationship of Servicer to the Issuer and the Indenture
          Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80


                                  ARTICLE X

                                   DEFAULT

10.01.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . .  80
10.02.  Indenture Trustee to Act; Appointment of Successor  . . . . . . .  82
10.03.  Waiver of Defaults  . . . . . . . . . . . . . . . . . . . . . . .  84
10.04.  Accounting Upon Termination of Servicer . . . . . . . . . . . . .  84

                                  ARTICLE XI

                                 TERMINATION

11.01.  Termination . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
11.02.  Optional Termination by Seller. . . . . . . . . . . . . . . . . .  85
11.03.  Notice of Termination . . . . . . . . . . . . . . . . . . . . . .  85

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

12.01.  Acts of Securityholders . . . . . . . . . . . . . . . . . . . . .  85
12.02.  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
12.03.  Recordation of Agreement  . . . . . . . . . . . . . . . . . . . .  86
12.04.  Duration of Agreement . . . . . . . . . . . . . . . . . . . . . .  87
12.05.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .  87
12.06.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
12.07.  Severability of Provisions  . . . . . . . . . . . . . . . . . . .  87
12.08.  No Partnership  . . . . . . . . . . . . . . . . . . . . . . . . .  88
12.09.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . .  88
12.10.  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . .  88
12.11.  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
12.12.  Actions of Securityholders  . . . . . . . . . . . . . . . . . . .  88
12.13.  Reports to Rating Agencies. . . . . . . . . . . . . . . . . . . .  89
12.14.  (Reserved)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
12.15.  No Petition . . . . . . . . . . . . . . . . . . . . . . . . . . .  89



                                   EXHIBITS

EXHIBIT A      Home Loan Schedule
EXHIBIT B      Form of Subsequent Transfer Notice
EXHIBIT C      Form of Addition Notice
EXHIBIT D      Schedule of Specified Home Loans




     This Sale and Servicing Agreement is entered into effective as of March 1, 1998, among FIRSTPLUS Home Loan Owner Trust 1998-2, a Delaware business trust (the "Issuer" or the "Trust"), FIRSTPLUS Investment Corporation, a Nevada corporation, as Seller (the "Seller"), FIRSTPLUS Financial, Inc., a Texas corporation ("FFI"), as Transferor (in such capacity, the "Transferor") and Servicer (in such capacity, the "Servicer") and U.S. Bank National Association, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee") and as Co-Owner Trustee on behalf of the Certificateholders (in such capacity, the "Co-Owner Trustee").

                            PRELIMINARY STATEMENT

     WHEREAS, the Issuer desires to purchase a pool of Home Loans which were originated or purchased by the Transferor and sold to the Seller in the ordinary course of business of the Transferor;

     WHEREAS, the Seller  is willing to sell  such Home Loans to  the Issuer;
and

     WHEREAS, the Servicer is willing to service such Home Loans in accordance with the terms of this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

     Section 1.01.  Definitions.  Whenever used in this Agreement, the
                    -----------
following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     A IO Component's Interest Carry-Forward Amount:  With respect to the
     ----------------------------------------------
initial Payment Date, zero; with respect to each other Payment Date, the excess (if any) of (a) the A IO Component's Monthly Interest Distributable Amount for the immediately preceding Payment Date and any A IO Component's Interest Carry-Forward Amount remaining outstanding with respect to prior Payment Dates, over (b) the amount in respect of interest that was paid on such Component on such immediately preceding Payment Date.

     A IO Component's Interest Distributable Amount:  With respect to any
     ----------------------------------------------
Payment Date, the sum of the A IO Component's Monthly Interest Distributable Amount for such date and the A IO Component's Interest Carry-Forward Amount for such date; provided, however, that on the Payment Date, if any, on which the Component Principal Balance of the B-2 Component is reduced to zero through application of the Allocable Loss Amount with respect to such Payment Date, and on each succeeding Payment Date, the amount of the A IO Component's Interest Distributable Amount will be equal to the A IO Component's Interest Distributable Amount calculated without giving effect to this proviso, minus the portion of any Allocable Loss Amount that otherwise would be applied to any Class of Notes on such Payment Date in the absence of this proviso.

     A IO Component's Monthly Interest Distributable Amount:  With respect
     ------------------------------------------------------
to any Payment Date, interest accrued for the related Accrual Period at the applicable Interest Rate on the Component Notional Balance of the A IO Component immediately preceding such Payment Date.

     Accrual Period:  With respect to the Class A-1 Notes, the period
     --------------
beginning on the Payment Date in the calendar month preceding the month in which the related Payment Date occurs (or, in the case of the first Payment Date, beginning on the Closing Date) and ending on the day preceding the related Payment Date. With respect to the other Classes of Securities, the calendar month preceding the month in which the related Payment Date occurs (or, in the case of the first Payment Date, the period from the Closing Date through the end of March).

     Addition Notice:  With respect to a sale of Subsequent Home Loans to the
     ---------------
Issuer pursuant to Section 2.02 of this Agreement, a notice from the Seller and the Issuer substantially in the form of Exhibit C hereto delivered to the Indenture Trustee and each Rating Agency.

     Administration Agreement:  The Administration Agreement dated as of
     ------------------------
March 1, 1998 among the Issuer, FFI, and U.S. Bank National Association, as Administrator, as such may be amended or supplemented from time to time.

     Administrator:  U.S. Bank National Association, or any successor in
     -------------
interest thereto, in its capacity as Administrator under the Administration Agreement.

     Agreement:  This Sale and Servicing Agreement and all amendments hereof
     ---------
and supplements hereto.

     Allocable Loss Amount:  With respect to each Payment Date after the
     ---------------------
Initial Undercollateralization Amount has been reduced to zero, the excess, if any, of (a) the aggregate of the Class Principal Balances of the Securities (after giving effect to all payments and distributions on such Payment Date) over (b) the sum of (i) the Pool Principal Balance as of the immediately preceding Determination Date and (ii) the amount, if any, on deposit in the Pre-Funding Account as of the end of the immediately preceding Due Period (net of investment earnings thereon). With resect to each Payment Date prior to the Payment Date on which the Initial Undercollateralization Amount is reduced to zero, zero.

     Allocable Loss Amount Priority:  With respect to any Payment Date,
     ------------------------------
sequentially, to the B-2 Component, the Class B-1 Notes, the Class M-2 Notes and the Class M-1 Notes, in that order, until the respective Class Principal Balances (or Component Principal Balances) thereof are reduced to zero.

     Assignment of Mortgage:  With respect to each Home Loan, an assignment,
     ----------------------
notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the assignment of the Mortgage with respect to such Home Loan to the Indenture Trustee for the benefit of the Securityholders.

     Assumed Pool Principal Balance:  As of any date of determination, the
     ------------------------------
sum of (a) the Initial Pool Principal Balance, (b) the Cut-Off Date Principal Balance of each Subsequent Home Loan and (c) the amount, if any, on deposit in the Pre-Funding Account as of such date (other than investment earnings).

     Available Collection Amount:  With respect to each Payment Date, an
     ---------------------------
amount equal to the sum of (a) all amounts received in respect of the Home Loans or paid by the Servicer, the Transferor or the Seller (exclusive of amounts not required to be deposited in the Collection Account) during the related Due Period (and, in the case of amounts required to be paid by the Transferor in connection with the purchase or substitution of a Defective Home Loan, deposited in the Collection Account on or before the related Determination Date), as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code, (b) in the case of the Payment Date following the Due Period in which the Funding Period ends, amounts, if any, remaining in the Pre-Funding Account at the end of the Funding Period, (c) with respect to the final Payment Date, or an early redemption or termination of the Securities pursuant to Section 11.02(b), the Termination Price, or in the case of an early redemption or termination of the Securities pursuant to
Section 11.02(a), the proceeds from the sale of the Home Loans; (d) any income or gain from investment of funds on deposit in the Collection Account and (e) any investment income on amounts in the Pre-Funding Account.

     Available Funds:  With respect to any Payment Date, the amount deposited
     ---------------
in the Note Payment Account with respect to such Payment Date less the Servicing Compensation (net of the Servicing Fees, to the extent previously paid or withheld) for such Payment Date.

     Basic Documents:  This Agreement, the Indenture, the Loan Sale
     ---------------
Agreement, the Certificate of Trust, the Trust Agreement, the Administration Agreement, the Custodial Agreement, the Note Depository Agreement and the documents and certificates delivered in connection therewith.

     B-2 Component Optimal Principal Balance:  With respect to any Payment
     ---------------------------------------
Date prior to the Overcollateralization Stepdown Date, zero; and with respect to any other Payment Date, the Pool Principal Balance as of the immediately preceding Determination Date minus the sum of (a) the aggregate of the Class Principal Balances of the Notes (after taking into account any payments made on such Payment Date) and (b) the Required Overcollateralization Amount for such Payment Date.

     B-2 Component's Interest Carry-Forward Amount:  With respect to the
     ---------------------------------------------
initial Payment Date, zero; with respect to each other Payment Date, the excess (if any) of (a) the B-2 Component's Monthly Interest Distributable Amount for the immediately preceding Payment Date and any B-2 Component's Interest Carry-Forward Amount remaining outstanding with respect to prior Payment Dates, over (b) the amount in respect of interest that was paid on such Component on such immediately preceding Payment Date.

     B-2 Component's Interest Distributable Amount:  With respect to any
     ---------------------------------------------
Payment Date, the sum of the B-2 Component's Monthly Interest Distributable Amount for such date and the B-2 Component's Interest Carry-Forward Amount for such date; provided, however, that on the Payment Date, if any, on which the Component Principal Balance of the B-2 Component is reduced to zero through application of the Allocable Loss Amount with respect to such Payment Date, the amount of the B-2 Component's Interest Distributable Amount will be equal to the B-2 Component's Interest Distributable Amount calculated without giving effect to this proviso, minus the portion, if any, of such Allocable Loss Amount that otherwise would be applied to any Class of Notes on such Payment Date in the absence of this proviso.

     B-2 Component's Monthly Interest Distributable Amount:  With respect to
     -----------------------------------------------------
any Payment Date, interest accrued for the related Accrual Period at the applicable Interest Rate on the Component Principal Balance of the B-2 Component immediately preceding such Payment Date.

     Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a
     ------------
day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

     Certificate: The Residual Interest Certificate issued pursuant to the
     -----------
Trust Agreement.

     Certificate Distribution Account:  The Account established and
     --------------------------------
maintained pursuant to Section 5.05.

     Certificateholder:  The holder of the Residual Interest Certificate.
     -----------------

     Class:  With respect to the Notes, all Notes bearing the same class
     -----
designation.

     Class B-1 Noteholders' Interest Carry-Forward Amount:  With respect to
     ----------------------------------------------------
the initial Payment Date, zero; with respect to each other Payment Date, the excess (if any) of (a) the Class B-1 Noteholders' Monthly Interest Distributable Amount for the immediately preceding Payment Date and any Class B-1 Noteholders' Interest Carry-Forward Amount remaining outstanding with respect to prior Payment Dates, over (b) the amount in respect of interest that was paid on such Notes on such immediately preceding Payment Date.

     Class B-1 Noteholders' Interest Payable Amount:  With respect to any
     ----------------------------------------------
Payment Date, the sum of the Class B-1 Noteholders' Monthly Interest Payable Amount for such date and the Class B-1 Noteholders' Interest Carry-Forward Amount for such date.

     Class B-1 Noteholders' Monthly Interest Payable Amount:  With respect
     ------------------------------------------------------
to any Payment Date, interest accrued for the related Accrual Period at the applicable Interest Rate on the Class Principal Balance of the Class B-1 Notes immediately preceding such Payment Date.

     Class B-1 Optimal Principal Balance:  With respect to any Payment Date
     -----------------------------------
prior to the Overcollateralization Stepdown Date, zero; and with respect to any other Payment Date, the Pool Principal Balance as of the immediately preceding Determination Date minus the sum of (a) the aggregate of the Class Principal Balances of the Senior Notes, the Class M-1 Notes and the Class M-2 Notes (after taking into account payments made on such Payment Date) and (b) the greater of (i) 5.05% of the Pool Principal Balance as of the immediately preceding Determination Date plus the Required Overcollateralization Amount for such Payment Date (calculated without giving effect to the proviso in the definition thereof) and (ii) 0.50% of the Assumed Pool Principal Balance.

     Class M-1 Noteholders' Interest Carry-Forward Amount:  With respect to
     ----------------------------------------------------
the initial Payment Date, zero; with respect to each other Payment Date, the excess (if any) of (a) the Class M-1 Noteholders' Monthly Interest Payment Amount for the immediately preceding Payment Date and any Class M-1 Noteholders' Interest Carry-Forward Amount remaining outstanding with respect to prior Payment Dates, over (b) the amount in respect of interest that was paid on such Notes on such immediately preceding Payment Date.

     Class M-1 Noteholders' Interest Payment Amount: With respect to any
     ----------------------------------------------
Payment Date, the sum of the Class M-1 Noteholders' Monthly Interest Payment Amount for such date and the Class M-1 Noteholders' Interest Carry-Forward Amount for such date.

     Class M-1 Noteholders' Monthly Interest Payment Amount: With respect to
     ------------------------------------------------------
any Payment Date, interest accrued for the related Accrual Period at the applicable Interest Rate on the Class Principal Balance of the Class M-1 Notes immediately preceding such Payment Date.

     Class M-1 Optimal Principal Balance:  With respect to any Payment Date
     -----------------------------------
prior to the Overcollateralization Stepdown Date, zero; and with respect to any other Payment Date, the Pool Principal Balance as of the immediately preceding Determination Date minus the sum of (a) the aggregate of the Class Principal Balances of the Senior Notes (after taking into account payments made on such Payment Date and (b) the greater of (i) 25.25% of the Pool Principal Balance as of the immediately preceding Determination Date plus the Required Overcollateralization Amount for such Payment Date (calculated without giving effect to the proviso in the definition thereof) and (ii) 0.50% of the Assumed Pool Principal Balance.

     Class M-2 Noteholders' Interest Carry-Forward Amount:  With respect to
     ----------------------------------------------------
the initial Payment Date, zero; with respect to each other Payment Date, the excess (if any) of (a) the Class M-2 Noteholders' Monthly Interest Payment Amount for the immediately preceding Payment Date and any Class M-2 Noteholders' Interest Carry-Forward Amount remaining outstanding with respect to prior Payment Dates, over (b) the amount in respect of interest that was paid on such Notes on such immediately preceding Payment Date.

     Class M-2 Noteholders' Interest Payment Amount:  With respect to any
     ----------------------------------------------
Payment Date, the sum of the Class M-2 Noteholders' Monthly Interest Payment Amount for such date and the Class M-2 Noteholders' Interest Carry-Forward Amount for such date.

     Class M-2 Noteholders' Monthly Interest Payment Amount: With respect to
     ------------------------------------------------------
any Payment Date, interest accrued for the related Accrual Period at the applicable Interest Rate on the Class Principal Balance of the Class M-2 Notes immediately preceding such Payment Date.

     Class M-2 Optimal Principal Balance:  With respect to any Payment Date
     -----------------------------------
prior to the Overcollateralization Stepdown Date, zero; and with respect to any other Payment Date, the Pool Principal Balance as of the immediately preceding Determination Date minus the sum of (a) the aggregate of the Class Principal Balances of the Senior Notes and the Class M-1 Notes (after taking into account any payments made on such Payment Date) and (b) the greater of
(i) 14.14% of the Pool Principal Balance as of the immediately preceding Determination Date plus the Required Overcollateralization Amount for such Payment Date (calculated without giving effect to the proviso in the definition thereof) and (ii) 0.50% of the Assumed Pool Principal Balance.

     Class Pool Factor:  With respect to each Class of Securities and any
     -----------------
Payment Date, the Class Principal Balance thereof (giving effect to payments thereon on such Payment Date) divided by the Original Class Principal Balance of such Class.

     Class Principal Balance:  With respect to each Class of Securities and
     -----------------------
any date of determination, the Original Class Principal Balance thereof as reduced by (a) all amounts previously paid in respect of such Class in reduction of the Class Principal Balance thereof and (b) in the case of the Subordinate Securities, any Allocable Loss Amounts previously applied thereto.

     Clearing Agency:   An organization registered as a "clearing agency"
     ---------------
pursuant to Section 17A of the Exchange Act.

     Clearing Agency Participant:   A broker, dealer, bank, other financial
     ---------------------------
institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Closing Date:  March 12, 1998.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended from time to time,
     ----
and Treasury Regulations promulgated thereunder.

     Collection Account:  An account established and maintained by the
     ------------------
Servicer in accordance with Section 5.01(a)(1).

     Combination Loan:  A loan, the proceeds of which were used by the
     ----------------
related Obligor in combination to finance property improvements, debt consolidation, cash-out, or other consumer purposes.

     Component:  Any of the components of the Residual Interest Certificate
     ---------
having the designations, initial Component Principal Balances and Component Interest Rates as follows:


                                                  Original Component
Designation              Interest Rate            Principal Balance
-----------              -------------            -----------------

A IO Component           5.00%(1)                   (2)
B-2 Component            8.36%(3)                   $12,625,000.00
Excess Component           (4)                      (5)


-------------------------
(1) After the Payment Date in May 2000, the Interest Rate applicable to the Class A IO Component will be 0.00%
(2) The A IO Component will have an initial Component Notional Balance of $53,038,000.00.
(3) The Interest Rate applicable to the B-2 Component, if the Residual Certificate remains outstanding, will be increased by 0.50% with respect to each Payment Date occurring after the date on which the Seller is first permitted to exercise its option to redeem or terminate the Securities pursuant to Section 11.02(b).
(4)  The Excess Component will not have an interest rate.
(5)  The Excess Component will not have a principal balance.


     Component Notional Balance:  With respect to any Payment Date and the
     --------------------------
A IO Component, the sum of the Class Principal Balances of the Class A-7 and Class A-8 Notes immediately prior to such date.

     Component Principal Balance:  With respect to each Component, other than
     ---------------------------
a Notional Component, and any date of determination, the Original Component Principal Balance thereof as reduced by (a) all amounts previously paid in respect of such Component in reduction of the Component Principal Balance thereof and (b) any Allocable Loss Amounts previously applied thereto.

     Control:  The meaning specified in Section 8-106 of the New York UCC.
     -------

     Co-Owner Trustee:  U.S. Bank National Association, a national banking
     ----------------
association, in its capacity as the Co-Owner Trustee under the Trust Agreement acting on behalf of the Certificateholders, or any successor co-owner trustee under the Trust Agreement.

     Credit Score: With respect to the obligor on a home loan (including the
     ------------
Obligor on a Home Loan), a numerical assessment of default risk with respect to such obligor, determined based on a methodology developed by Fair, Isaac and Company.

     Custodial Agreement:  The custodial agreement dated as of March 1, 1998
     -------------------
by and among the Seller, FFI, as the Transferor and the Servicer, the Indenture Trustee, and Bank One, Texas, National Association, as the
Custodian, and any subsequent custodial agreement, in similar form and substance, providing for the retention of the Home Loan Files by the Custodian on behalf of the Indenture Trustee.

     Custodian:  Any custodian appointed by the Indenture Trustee pursuant
     ---------
to the Custodial Agreement, which shall not be affiliated with the Servicer, the Transferor, any Subservicer, or the Seller. Bank One, Texas, National Association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

     Cut-Off Date:  With respect to the Initial Home Loans, the close of
     ------------
business on   February 28,  1998, and  with respect to  each Subsequent  Home
Loan, the close of business on the date specified as such in the applicable Subsequent Transfer Agreement.

     DCR:  Duff & Phelps Credit Rating Co., or any successor thereto.
     ---

     Debt Consolidation Loan:  A loan, the proceeds of which were primarily
     -----------------------
used by the related Obligor for debt consolidation purposes or purposes other than to finance property improvements.

     Debt Instrument:  With respect to any Home Loan, the note or other
     ---------------
evidence of indebtedness evidencing the indebtedness of an Obligor under such Home Loan.

     Defective Home Loan:  As defined in Section 3.05 hereof.
     -------------------

     Deferred Amount:  As of any Payment Date and as to each Class of
     ---------------
Subordinate Securities (or the B-2 Component), the amount of Allocable Loss Amounts previously applied in reduction of the Class Principal Balance (or Component Principal Balance) thereof, to the extent not previously reimbursed, plus interest accrued thereon at the applicable Interest Rate from the date when so applied through the end of the Due Period immediately preceding such Payment Date.

     Delinquency Event:  With respect to any Payment Date, a Delinquency
     -----------------
Event will have occurred and be continuing if the Net Delinquency Calculation Amount for such date exceeds the Required Overcollateralization Amount for such date.

     Deleted Home Loan:  A Home Loan replaced by or to be replaced by a
     -----------------
Qualified Substitute Home Loan pursuant to Section 3.05 hereof.

     Determination Date:  With respect to a Payment Date in a given month,
     ------------------
the day of such month  that is three (3) Business Days prior  to such Payment
Date.

     DTC:  The Depository Trust Company.
     ---

     Due Date:  With respect to any Home Loan, the day of the month on which
     --------
the related Monthly Payment is due.

     Due Period:  With respect to each Payment Date, the calendar month
     ----------
immediately preceding the month in which such Payment Date occurs, with the first Due Period commencing on March 1, 1998.

     Eligible Account:  At any time, an account which is any of the
     ----------------
following: (i) an account maintained with a depository institution (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories, or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating(s) assigned to the Securities, as evidenced in writing by such Rating Agency.

     Eligible Servicer:  A Person that is qualified to act as Servicer of the
     -----------------
Home Loans under applicable federal and state laws and regulations and who satisfies the criteria of Section 9.04(b) hereof.

     Entitlement Holder:  The meaning specified in Section 8-102(a)(7) of the
     ------------------
New York UCC.

     Entitlement Order:  The meaning specified in Section 8-102(a)(8) of the
     -----------------
New York UCC (i.e., generally, orders directing the transfer or redemption of any Financial Asset).

     Event of Default:  As specified in Section 10.01 hereof.
     ----------------

     Excess Spread:  With respect to any Payment Date, the excess of (a) the
     -------------
Available Funds with respect to such Payment Date over (b) the Regular Payment Amount with respect to such Payment Date.

     Exchange Act:   The Securities Exchange Act of 1934, as amended.
     ------------

     FDIC:  The Federal Deposit Insurance Corporation and any successor
     ----
thereto.

     FHLMC:  The Federal Home Loan Mortgage Corporation and any successor
     -----
thereto.

     Fidelity Bond:  As described in Section 4.03 hereof.
     -------------

     Financial Asset:  The meaning specified in Section 8-102(a)(9) of the
     ---------------
New York UCC.

     Fitch:  Fitch IBCA, Inc., or any successor thereto.
     -----

     FNMA:  The Federal National Mortgage Association and any successor
     ----
thereto.

     Foreclosure Property:  Any real or personal property securing a Home
     --------------------
Loan that has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of such Home Loan.

     Funding Period:  The period beginning on the Closing Date and ending on
     --------------
the earlier of (a) the date on which the amount on deposit in the Pre-Funding Account is reduced to $50,000 or less and the Transferor directs that the
Funding Period end, (b) the close of  business on   May 11, 1998; provided,
however, that the Funding Period shall end upon the occurrence of an Event of Default hereunder or under the Indenture.

     HUD:  The United States Department of Housing and Urban Development and
     ---
any successor thereto.

     Home Improvement Loan:  A loan, the net proceeds of which were or will
     ---------------------
be used by the Obligor to finance property improvements.

     Home Loan:  A Home Improvement Loan, Debt Consolidation Loan, or
     ---------
Combination  Loan that  is included in  the Home  Loan Pool.   As applicable,
"Home Loan" shall be deemed to refer to the related Debt Instrument, Mortgage, and any related Foreclosure Property.

     Home Loan File:  As defined in Section 2.05.
     --------------

     Home Loan Interest Rate:  With respect to any Home Loan, the fixed
     -----------------------
annual rate of interest borne by the related Debt Instrument, as shown on the Home Loan Schedule, as such rate of interest may be modified from time to time by the Servicer in accordance with Section 4.01(c) hereof.

     Home Loan Pool:  Initially, the Initial Home Loans, and thereafter, as
     --------------
of any date, all of the Home Loans that are subject to the lien of the Indenture as of such date, as identified in the Home Loan Schedule.

     Home Loan Schedule:  The schedule of Initial Home Loans attached hereto
     ------------------
as Exhibit A, as amended from time to time pursuant to the terms of this Agreement, such schedule identifying each Home Loan by address of the related Mortgaged Property, if any, and the name(s) of each Obligor and setting forth as to each Home Loan the following information: (i) the Principal Balance as of the applicable Cut-Off Date, (ii) the account number, (iii) the original principal amount, (iv) the Due Date, (v) the Home Loan Interest Rate, (vi) the first date on which a Monthly Payment is due under the related Debt Instrument, (vii) the Monthly Payment, (viii) the maturity date of the related Debt Instrument, and (ix) the remaining number of months to maturity as of the applicable Cut-Off Date.

     Indenture:  The Indenture dated as of March 1, 1998 between the Issuer
     ---------
and the Indenture Trustee, as such may be amended or supplemented from time to time.

     Indenture Event of Default:  Any event of default specified in
     --------------------------
Section 5.1 of the Indenture.

     Indenture Trustee:  U.S. Bank National Association, a national banking
     -----------------
association, as Indenture Trustee under the Indenture, or any successor indenture trustee under the Indenture.

     Indenture Trustee Fee:  The annual fee payable to the Indenture Trustee,
     ---------------------
calculated and payable monthly on each Payment Date, equal to $416.67, except that with respect to the first Payment Date such monthly amount shall be pro rated for the first Due Period.

     Indenture Trustee's Home Loan File:  As defined in Section 2.05(d).
     ----------------------------------

     Initial Home Loan:  An individual Home Loan that is conveyed to the
     -----------------
Issuer pursuant to this Agreement on the Closing Date, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom received after the Cut-Off Date. The Initial Home Loans subject to this Agreement are identified on the Home Loan Schedule annexed hereto as Exhibit A.

     Initial Overcollateralization Amount:  Zero.
     ------------------------------------

     Initial Pool Principal Balance: $375,001,533.53.
     ------------------------------

     Initial Undercollateralization Amount:  With respect to any Payment
     -------------------------------------
Date, an amount (not less than zero) equal to the excess, if any, of (a) the aggregate of the Class Principal Balances of all Classes of Securities, after giving effect to payments and distributions in respect of the Securities on such Payment Date, over (b) the sum of (i) the Pool Principal Balance as of the end of the preceding Due Period and (ii) the amount, if any, on deposit in the Pre-Funding Account as of the end of such Due Period (net of investment earnings thereon). Notwithstanding the foregoing, on any date after the Payment Date on which the Initial Undercollateralization Amount is first reduced to zero, such amount shall be deemed to be zero.

     Insurance Proceeds: With respect to each Payment Date, an amount equal
     ------------------
to, with respect to any Home Loan, the proceeds paid during the immediately preceding Due Period to the Indenture Trustee or the Servicer by any insurer pursuant to any insurance policy covering a Home Loan, Mortgaged Property or REO Property or any other insurance policy that relates to a Home Loan, net of any expenses incurred by the Indenture Trustee or the Servicer in connection with the collection of such proceeds and not otherwise reimbursed, but excluding the proceeds of any insurance policy that are to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with customary loan servicing procedures.

     Interest Rate:   With respect to each Class of Securities, the per annum
     -------------
rate of interest applicable to Securities of such Class, as specified below:


               Class                  Interest Rate(1)
               -----                  --------------

               A-1                      (2)
               A-2                    6.230%
               A-3                    6.320%
               A-4                    6.540%
               A-5                    6.610%
               A-6                    6.960%
               A-7                    7.160%
               A-8                    7.390%
               M-1                    7.220%
               M-2                    7.510%
               B-1                    8.190%
               Residual Interest Certificate (3)

(1) The Interest Rate applicable to each Class of Notes remaining outstanding will be increased by 0.50% with respect to each Payment Date occurring after the date on which the Seller is first permitted to exercise its option to redeem or terminate the Securities pursuant to
     Section 11.02(b).

(2) Interest will accrue on the Class A-1 Notes during each Accrual Period at a per annum rate equal to LIBOR for the related LIBOR Determination Date plus 0.11%, subject to a maximum rate equal to the Net Weighted Average Rate. The Interest Rate applicable to the Class A-1 Notes for the initial Accrual Period will be 5.7975% per annum.

(3) Interest will accrue on the Residual Interest Certificate during each Accrual Period at a per annum rate calculated on the basis of the Class Principal Balance thereof and the aggregate amount of interest accrued on the A IO and B-2 Components during such Accrual Period.

With respect to each Component other than the Excess Component, the per annum rate of interest applicable thereto is as specified in the definition of Components.

     LIBOR:  With respect to each Accrual Period (other than the initial
     -----
Accrual Period) and each Class of LIBOR Securities, the rate for United States dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m., London time, on the second LIBOR Business Day before the first day of such Accrual Period, as determined by the Indenture Trustee. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee), LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Indenture Trustee and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Accrual Period. LIBOR for the initial Accrual Period will be 5.6875%.

     LIBOR Business Day:  Any day on which banks are open for dealing in
     ------------------
foreign currency and exchange in London and New York City.

     LIBOR Securities:  The Class A-1 Notes.
     ----------------

     Liquidated Home Loan:  A defaulted Home Loan as to which the Servicer
     --------------------
has determined that all recoverable liquidation and insurance proceeds have been received, which will be deemed to occur upon the earlier of: (a) the liquidation of the related Mortgaged Property acquired through foreclosure or similar proceedings, (b) the Servicer's determination in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related security, or (c) the 180th day that any portion of a scheduled monthly payment of principal and interest is past due.

     Liquidation Proceeds: With respect to a Liquidated Home Loan, any cash
     --------------------
amounts received in connection with the liquidation of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, and any other amounts required to be deposited in the Collection Account pursuant to Sections 4.02 or 4.04, in each case other than Post-Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds.

     Loan Sale Agreement:  Individually or collectively, as the context in
     -------------------
which this term is used may require, any or all of the following: (i) the loan sale agreement between the Transferor, as seller, and the Seller, as purchaser, pursuant to which the Seller has acquired any of the Home Loans; and (ii) each loan sale agreement entered into by the Transferor, as purchaser, pursuant to which the Transferor has acquired any of the Home Loans and which shall include all of the rights and benefits of the Transferor thereunder with respect to such Home Loans, subject to any limitations thereunder regarding assignment by the Transferor.

     Majority Securityholders:  (i) Until such time as the sum of the Class
     ------------------------
Principal Balances of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the aggregate Class Principal Balance of all Classes of Notes (accordingly, the holder of the Residual Interest Certificate shall be excluded from any rights or actions of the Majority Securityholders during such period); and (ii) thereafter, the holder of the Residual Interest Certificate.

     Monthly Payment: With respect to a Home Loan, the scheduled monthly
     ---------------
payment of  principal and/or  interest required  to be  made  by the  related
Obligor  on  the  related  Home  Loan,  as  set  forth  in  the  related Debt
Instrument.

     Moody's:  Moody's Investors Service, Inc., or any successor thereto.
     -------

     Mortgage: The mortgage, deed of trust or other security instrument
     --------
creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a Home Loan.

     Mortgaged Property: The property (real, personal or mixed) encumbered
     ------------------
by the Mortgage which secures the Debt Instrument evidencing a Home Loan.

     Mortgaged Property States: Each state in which any Mortgaged Property
     -------------------------
securing an Initial Home Loan is located as set forth in the Home Loan Schedule, and any other state wherein a Mortgaged Property securing any Subsequent Home Loan may be located as set forth in the applicable Home Loan Schedule.

     Net Delinquency Calculation Amount:  With respect to any Payment Date,
     ----------------------------------
the excess, if any, of (x) the product of 1.4 and the Rolling Six-Month Delinquency Average over (y) the aggregate of the amounts of Excess Spread for the three preceding Payments Dates.

     Net Liquidation Proceeds:  With respect to each Payment Date, an amount
     ------------------------
equal to any cash amounts received during the related Due Period from Liquidated Home Loans, whether through trustee's sale, foreclosure sale, disposition of REO Property, whole loan sales or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received during the related Due Period in connection with the management of the Mortgaged Properties from defaulted Home Loans, in each case, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Advances made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Home Loans or Mortgaged Properties pursuant to Sections
4.02 and 4.04 hereof.

     Net Loan Losses:  With respect to a Payment Date, the sum of (A) with
     ---------------
respect to the Home Loans that became Liquidated Home Loans during the immediately preceding Due Period, an amount (but not less than zero) determined as of the related Determination Date equal to:

     (i) the aggregate uncollected Principal Balances of such Liquidated Home Loans as of the related Determination Date and without the application of any amounts included in clause (ii) below, minus

     (ii) the aggregate amount of any recoveries attributable to principal from whatever source received during any Due Period, with respect to such Liquidated Home Loans, including any subsequent Due Period, and including without limitation any Net Liquidation Proceeds, any Insurance Proceeds, any Released Mortgaged Property Proceeds, any payments from the related Obligor and any payments made pursuant to
          Section 3.05, less the amount of any expenses incurred in connection with such recoveries; and

(B)  with   respect  to  any  defaulted  Home  Loan  that  is  subject  to  a modification by the Servicer, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

     Net Weighted Average Rate:  With respect to any Accrual Period, the per
     -------------------------
annum rate equal to the weighted average (by Principal Balance) of the interest rates of the Home Loans as of the first day of the related Due Period, as reduced by the Servicing Fee Rate.

     New York UCC:  The Uniform Commercial Code as in effect in the State of
     ------------
New York.

     Non-Recordation State:  Any state with respect to which the Transferor
     ---------------------
and the Seller shall have delivered to the Indenture Trustee (and to each Rating Agency, in the case of any state in which 10% or more by Principal Balance as of the Cut-Off Date of the Mortgaged Properties are located) on or prior to April 30, 1998 an opinion, memorandum or other written assurance of counsel in a form reasonably acceptable to the Indenture Trustee (and, where applicable, to each Rating Agency), to the effect that, as to any Home Loan with respect to which the related Mortgaged Property is located in such state, recordation of an Assignment of Mortgage in such state is not necessary to transfer title to the related Mortgage Note to the Issuer or to pledge to the Indenture Trustee the issuer's rights under such Mortgage Note in respect of which the Mortgaged Property is located in such state.

     Note(s):  One or more of the Class A-1 Notes, the Class A-2 Notes, the
     -------
Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes, the Class A-8 Notes, the Class M-1 Notes, the Class M-2 Notes and the Class B-1 Notes.

     Note Payment Account:  The account established and maintained pursuant
     --------------------
to Section 5.01(a)(2).

     Noteholder:  A holder of a Note.
     ----------

     Noteholders' Interest Carry-Forward Amount:  With respect to the initial
     ------------------------------------------
Payment Date, zero; with respect to each other Payment Date, the excess (if any) of (A) the Noteholders' Monthly Interest Payment Amount for the immediately preceding Payment Date and any Noteholders' Interest Carry-Forward Amount remaining outstanding with respect to prior Payment Dates, over (B) the amount in respect of interest on the Notes that was paid on the Notes on such immediately preceding Payment Date.

     Noteholders' Interest Payment Amount:  With respect to any Payment Date,
     ------------------------------------
the sum of the Noteholders' Monthly Interest Payment Amount for such Payment Date and the Noteholders' Interest Carry-Forward Amount for such Payment Date.

     Noteholders' Monthly Interest Payment Amount:  With respect to any
     --------------------------------------------
Payment Date, the aggregate of interest accrued for the related Accrual Period on each Class of Notes at the applicable Interest Rate on the Class Principal Balance thereof immediately preceding such Payment Date.

     Notional Component:  The A IO Component.
     ------------------

     Obligor: Each obligor on a Debt Instrument.
     -------

     Officer's Certificate:  A certificate delivered to the Indenture Trustee
     ---------------------
or the Issuer signed by the President or a Vice President of the Seller, the Servicer, the Transferor or the Issuer, in each case, as required by this Agreement.

     Original Class Principal Balance:  With respect to each Class of
     --------------------------------
Securities, the original principal balance of such Class, as set forth below:

                                   Original
               Class               Principal Balance
               -----               -----------------

               A-1                 $125,683,000.00
               A-2                 $39,716,000.00
               A-3                 $83,435,000.00
               A-4                 $23,603,000.00
               A-5                 $30,765,000.00
               A-6                 $35,135,000.00
               A-7                 $30,521,000.00
               A-8                 $22,517,000.00
               M-1                 $50,500,000.00
               M-2                 $27,775,000.00
               B-1                 $22,725,000.00
               Residual Interest Certificate (1)

(1) The Original Class Principal Balance of the Residual Interest Certificate is equal to the Original Component Principal Balance of the B-2 Component, as set forth under the definition of "Component" herein. The Original Class Principal Balance of the Residual Interest Certificate is $12,625,000.00.

     Overcollateralization Amount:  With respect to any Payment Date, an
     ----------------------------
amount (not less than zero) equal to the excess of (a) the sum of (i) the Pool Principal Balance as of the immediately preceding Determination Date and
(ii) the amount, if any, on deposit in the Pre-Funding Account (other than investment earnings) as of the end of such immediately preceding Due Period over (b) the aggregate of the Class Principal Balances of all Classes of Securities, after giving effect, unless otherwise specified, to all payments on the Notes and distributions in respect of the Residual Interest Certificate on such Payment Date.

     Overcollateralization Shortfall:  With respect to any Payment Date, the
     -------------------------------
excess, if any, of the Required Overcollateralization Amount for such Payment Date over the Overcollateralization Amount before giving effect to payments on the Notes and distributions in respect of the Residual Interest Certificate to be made on such Payment Date pursuant to Section 5.01(c)(4).

     Overcollateralization Stepdown Date:  The first Payment Date occurring
     -----------------------------------
after March 2001 as to which the aggregate of the Class Principal Balances of the Senior Notes has been reduced to an amount equal to or less than the amount, if any, by which (a) the Pool Principal Balance as of the immediately preceding Determination Date exceeds (b) the greater of (i) 45.45% of the Pool Principal Balance as of such immediately preceding Determination Date plus the greater of (x) 7.0% of the Pool Principal Balance as of the immediately preceding Determination Date and (y) the Net Delinquency Calculation Amount for such Payment Date, and (ii) 0.50% of the Assumed Pool Principal Balance as of such Payment Date.

     Overcollateralization Surplus:  With respect to any Payment Date, the
     -----------------------------
excess, if any, of the Overcollateralization Amount for such Payment Date over the Required Overcollateralization Amount for such date.

     Ownership Interest:  As to any Security, any ownership or security
     ------------------
interest in such Security, including any interest in such Security as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Owner Trustee:  Wilmington Trust Company, as owner trustee under the
     -------------
Trust Agreement, and any successor owner trustee under the Trust Agreement.

     Owner Trustee Fee:  The annual fee of $2,500 payable to the Owner
     -----------------
Trustee on the Payment Date occurring in March each year during the term of this Agreement commencing in March 1999; provided that the initial Owner Trustee Fee shall be paid on the Closing Date.

     Payment Date:  The 10th day of any month or if such 10th day is not a
     ------------
Business Day, the first Business Day immediately following such day, commencing in April 1998 and ending upon termination of this Agreement.

     Permitted Investments:  Each of the following:
     ---------------------

          (1) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (2)  a repurchase agreement that satisfies the  following criteria:
      (1) must be between the Indenture Trustee and either (a) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the two highest ratings for short-term unsecured debt obligations by each Rating Agency, or (b) banks rated in one of the two highest categories for short-term unsecured debt obligations by each Rating Agency; and (2) the written repurchase agreement must include the following: (a) securities which are acceptable for the transfer and are either (I) direct U.S. governments obligations, or (II) obligations of a Federal agency that are backed by the full faith and credit of the U.S. government, or FNMA or FHLMC; (b) a term no greater than 60 days for any repurchase transaction; (c) the collateral must be delivered to the Indenture Trustee or a third party custodian acting as agent for the Indenture Trustee by appropriate book entries and confirmation statements and must have been delivered before or simultaneous with payment (i.e., perfection by possession of certificated securities); and
     (d) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by the Indenture Trustee under the repurchase agreement and if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by the Indenture Trustee plus accrued interest (i.e., a margin call), then additional cash and/or acceptable securities must be transferred to the Indenture
     Trustee to satisfy such margin call; provided, however, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by the Indenture Trustee under such repurchase agreement;

          (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Indenture Trustee; provided that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its two highest short-term ratings;

          (4) deposits, including deposits with the Indenture Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

          (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Indenture Trustee, which at the date of acquisition is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

          (6) debt obligations rated by each Rating Agency at the time at which the investment is made in its highest short-term rating category (or those investments specified in (iii) above with depository institutions which have debt obligations rated by each Rating Agency in one of its two highest short-term ratings);

          (7) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest short-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

          (8) any other demand, money market or time deposit obligation, security or investment as may be acceptable to each Rating Agency at the time at which the investment is made;

provided that no instrument described in the foregoing subparagraphs shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Principal Balance:  As of any Determination Date, the aggregate of
     ----------------------
the Principal Balances as of the close of business on the last day of the immediately preceding Due Period of all Home Loans in the Home Loan Pool as of the close of such Due Period.

     Post-Liquidation Proceeds:  As defined in Section 4.02(b).
     -------------------------

     Pre-Funded Amount:  With respect to any Payment Date, the amount then
     -----------------
on  deposit in  the Pre-Funding  Account as  of the  end of  the related  Due
Period.

     Pre-Funding Account:   The account established and maintained pursuant
     -------------------
to Section 5.02.

     Pre-Funding Account Deposit:  An amount equal to $124,998,466.47.
     ---------------------------

     Pre-Funding Termination Payment Date:  The first Payment Date following
     ------------------------------------
the Due Period in which the Funding Period ends.

     Principal Balance:  With respect to any date of determination and with
     -----------------
respect to any Home Loan or related Foreclosure Property, an amount equal to the Cut-Off Date principal balance of such Home Loan minus all principal reductions credited against the Principal Balance of such Home Loan since such Cut-Off Date through the end of the immediately preceding Due Period; provided, however, that the Principal Balance of a Liquidated Home Loan shall be zero.

     Principal Prepayment:  With respect to any Home Loan and with respect
     --------------------
to any Due Period, any principal amount received on a Home Loan in excess of the scheduled principal amount included in the Monthly Payment due on the Due Date in such Due Period.

     Prospectus:  The final Prospectus, dated September 10, 1997, as
     ----------
supplemented by the Prospectus Supplement.

     Prospectus Supplement:  The Prospectus Supplement dated March 5, 1998,
     ---------------------
prepared by the Transferor and the Seller in connection with the issuance and sale of the Securities.

     Purchase Price:  As defined in Section 3.05 herein.
     --------------

     Qualified Substitute Home Loan:  A home loan or home loans substituted
     ------------------------------
for a Deleted Home Loan pursuant to Section 3.05, which (i) has or have an interest rate or rates not more than 0.50% lower than the Home Loan Interest Rate for the Deleted Home Loan, (ii) matures or mature not more than one year later than and not more than one year earlier than the Deleted Home Loan,
(iii) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Home Loan as of such date, (iv) has or have a lien priority no lower than the Deleted Home Loan, (v) has a related obligor with a Credit Score equal to or greater than the Credit Score of the Obligor with respect to the Deleted Mortgage Loan, and (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.03 and is not more than 29 days delinquent as of the date of substitution for such loan; and (vii) has a related obligor with a Credit Score at origination of
not less  than 600.   For  purposes of  determining whether multiple  home
loans proposed to be substituted for one or more Deleted Home Loans pursuant to Section 3.05 are in fact "Qualified Substitute Home Loans"
as provided above, the criteria  specified in clauses (i), (ii), (iii),
(v) and (vii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (e.g., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than nor more than one percentage point different from the Home Loan Interest Rate for the designated Deleted Home Loan or Home Loans and the weighted average Credit Score of any Qualified Substitute Home Loans cumulatively substituted is equal to the weighted average Credit Score of the Deleted Home Loans, the requirements of clauses (i) and (v) above would be deemed satisfied), except that, with respect to any such substitution, the lowest Credit Score of any home loan substituted shall not be lower than the lowest Credit Score of the related Deleted Home Loans.

     Rating Agency:  Each of DCR, Fitch and Moody's and their respective
     -------------
successors; provided, however, that if no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Issuer, notice of which designation shall have been given to the Indenture Trustee, the Issuer and the Servicer.

     Ratings:  The ratings initially assigned to the rated Securities by the
     -------
Rating Agencies, as evidenced by letters from the Rating Agencies.

     Record Date:  With respect to each Payment Date, the close of business
     -----------
on the last Business Day of the calendar month immediately preceding the month in which such Payment Date occurs.

     Reference Bank Rate:  With respect to any Accrual Period, the arithmetic
     -------------------
mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month that are offered by the Reference Banks as of 11:00 a.m., New York City time, on the second LIBOR Business Day prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Class Principal Balance of the Class A-1 Notes, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the outstanding Class Principal Balance of the Class A-1 Notes. If no such quotations can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding Accrual Period.

     Reference Banks:  Three money center banks selected by the Indenture
     ---------------
Trustee.

     Regular Payment Amount:  With respect to any Payment Date, the lesser
     ----------------------
of (a) the Available Funds and (b) the sum of (i) the Noteholders' Interest Payment Amount, (ii) the aggregate of the A IO Component's Interest Distributable Amount and the B-2 Component's Interest Distributable Amount and (iii) the Regular Principal Payment Amount.

     Regular Principal Payment Amount:  With respect to each Payment Date,
     --------------------------------
an amount equal to the lesser of:

     (a) the sum of (i) each scheduled payment of principal collected by the Servicer in the related Due Period, (ii) all partial and full principal prepayments applied by the Servicer during such Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds received by the Servicer during the related Due Period in respect of any Home Loan, to the extent received on or prior to the date on which such Home Loan became a Liquidated Home Loan, (iv) that portion of the Purchase Price of any repurchased Home Loan which represents principal and (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date; and

     (b)  the   aggregate  of  the  outstanding  principal  balances  of  the
Securities immediately prior to such Payment Date.

     Released Mortgaged Property Proceeds:  With respect to each Payment
     ------------------------------------
Date, an amount equal to, with respect to any Home Loan, the proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which in either case are not released to the borrower in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

     Required Overcollateralization Amount:  With respect to any Payment Date
     -------------------------------------
occurring prior to the Overcollateralization Stepdown Date, an amount equal to the greater of (x) 3.5% of the Assumed Pool Principal Balance as of the end of the related Due Period and (y) the Net Delinquency Calculation Amount for such Payment Date; with respect to any other Payment Date, an amount equal to the greater of (x) 7.0% of the Pool Principal Balance as of the immediately preceding Determination Date and (y) the Net Delinquency Calculation Amount for such Payment Date; provided, however, that the Required Overcollateralization Amount with respect to a Payment Date will in no event be less than 0.5% of the Assumed Pool Principal Balance as of the end of the related Due Period.

     Residual Interest Certificate: The residual interest certificate issued
     -----------------------------
pursuant to the Trust Agreement which, for purposes of calculating distributions of interest and principal and of allocating Allocable Loss Amounts, will be composed of the three payment Components having the designations and, with respect to each of the A IO Component and the B-2 Component, the Interest Rates and Original Component Notional Balance or Original Component Principal Balance as set forth under "Component" herein.

     Responsible Officer:  When used with respect to the Indenture Trustee,
     -------------------
any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, the Transferor, the Seller, or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary thereof.

     Rolling Six-Month Delinquency Average:  With respect to any Payment
     -------------------------------------
Date, the average of the applicable 60-Day Delinquency Amounts for each of the six immediately preceding Due Periods.

     S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill
     ---
Companies, Inc., or any successor thereto.

     Securities Act:   The Securities Act of 1933, as amended.
     --------------

     Securities Intermediary:  The Person acting as Securities Intermediary
     -----------------------
under this Agreement (which is U.S. Bank National Association), its successor in interest, and any successor Securities Intermediary appointed pursuant to
Section 5.06(d).

     Security or Securities: Any Notes or the Residual Interest Certificate,
     ----------------------
as applicable.

     Security Entitlement:  The meaning specified in Section 8-102(a)(17) of
     --------------------
the New York UCC.

     Securityholder:  A holder of a Note or the Residual Interest
     --------------
Certificate, as applicable.

     Seller:  FIRSTPLUS Investment Corporation, a Nevada corporation, and any
     ------
successor thereto.

     Senior Noteholders' Interest Carry-Forward Amount:  With respect to the
     --------------------------------------------------
initial Payment Date, zero; with respect to each other Payment Date, the excess (if any) of (A) the Senior Noteholders' Monthly Interest Payment Amount for the immediately preceding Payment Date and any Senior Noteholders' Interest Carry-Forward Amount remaining outstanding with respect to prior Payment Dates, over (B) the amount in respect of interest that was paid on such Notes on such immediately preceding Payment Date.

     Senior Noteholders' Interest Payment Amount:  With respect to any
     --------------------------------------------
Payment Date, the sum of the Senior Noteholders' Monthly Interest Payment Amount for such Payment Date and the Senior Noteholders' Interest Carry-Forward Amount for such Payment Date.

     Senior Noteholders' Monthly Interest Payment Amount:  With respect to
     ----------------------------------------------------
each Payment Date, the aggregate of interest accrued for the related Accrual Period on each Class of Senior Notes at the applicable Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Payment Date.

     Senior Notes:  The Class A-1, the Class A-2, the Class A-3, the Class
     ------------
A-4, the Class A-5, the Class A-6, the Class A-7 and the Class A-8 Notes.

     Senior Optimal Principal Balance:  With respect to any Payment Date
     --------------------------------
prior to the Overcollateralization Stepdown Date, zero; with respect to any other Payment Date, an amount equal to the Pool Principal Balance as of the immediately preceding Determination Date minus the greater of (a) 45.45% of the Pool Principal Balance as of such immediately preceding Determination Date plus the Required Overcollateralization Amount for such Payment Date (calculated without giving effect to the proviso in the definition thereof) and (b) 0.50% of the Assumed Pool Principal Balance.

     Series or Series 1998-2:  FIRSTPLUS Asset Backed Securities, Series
     ------    -------------
1998-2.

     Servicer:  FFI, in its capacity as the servicer hereunder, or any
     --------
successor appointed as herein provided.

     Servicer's Fiscal Year:  October 1st of each year through September 30th
     ----------------------
of the following year.

     Servicer's Home Loan Files:  In respect of each Home Loan, all documents
     --------------------------
customarily included in the servicer's loan file for the related type of Home Loan in accordance with the servicing standard set forth in Section 4.01.

     Servicer's Monthly Statement:  As defined in Section 6.01(b).
     ----------------------------

     Servicing Advances:  Subject to Section 4.01(b), all reasonable,
     ------------------
customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments,
(ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to Section 4.02, (iii) the conservation, management and sale or other disposition of any Foreclosure Property pursuant to Section 4.04, (iv) the preservation of the security for a Home Loan if any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien pursuant to Section 4.06; provided that such Servicing Advances are reimbursable to the Servicer as provided in Section 5.01(c)(3)(xv) to the extent not previously deducted or retained by the Servicer in calculating Net Liquidation Proceeds hereunder.

     Servicing Advance Reimbursement Amount:  As defined in
     --------------------------------------
Section 5.01(c)(3)(xv).

     Servicing Compensation:  With respect to a Payment Date, the Servicing
     ----------------------
Fee and other amounts to which the Servicer is entitled pursuant to Sections 5.01(b)(1), 5.01(b)(2), 5.01(c)(1), 7.01 and 7.03.

     Servicing Fee:  As to each Home Loan (including any Home Loan that has
     -------------
been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Payment Date, which shall be (a) the product of the Servicing Fee Rate and the Principal Balance of such Home Loan as of the second preceding Determination Date (or, in the case of the first Payment Date, the Principal Balance as of the February 28, 1998 Cut-Off Date) divided by (b) 12. The Servicing Fee includes any servicing fees owed or payable to any Subservicer and any custodial fees owed or payable to the Custodian which fees shall be paid from the Servicing Fee.

     Servicing Fee Rate:  0.75% per annum.
     ------------------

     Servicing Officer:  Any officer of the Servicer or Subservicer involved
     -----------------
in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, to the Issuer and the Indenture Trustee, on behalf of the Securityholders, as such list may from time to time be amended.

     60-Day Delinquency Amount:  With respect to any Due Period, the
     -------------------------
aggregate of the Principal Balances of all Home Loans that are 60 or more days delinquent, in foreclosure or REO Property as of the end of such Due Period, excluding any Liquidated Home Loan.

     Subordinate Security:  Any Class M-1 Note, Class M-2 Note, Class B-1
     --------------------
Note or Residual Interest Certificate.

     Subsequent Home Loan:  An individual Home Loan that is conveyed to the
     --------------------
Issuer and pledged to the Indenture Trustee on a Subsequent Transfer Date, pursuant to a Subsequent Transfer Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, received on or after the applicable Cut-Off Date, which Subsequent Home Loans shall be identified on a schedule attached as an exhibit to the related Subsequent Transfer Agreement.

     Subsequent Purchase Price:  With respect to each Subsequent Transfer
     -------------------------
Date, as of the applicable Cut-Off Date, the Principal Balance of any Subsequent Home Loans to be conveyed to the Trust on such Subsequent Transfer Date.

     Subsequent Transfer Agreement:  With respect to any Subsequent Home
     -----------------------------
Loan, the agreement pursuant to which Subsequent Home Loans are transferred to the Trust by the Seller, substantially in the form of Exhibit B hereto.

     Subsequent Transfer Date:  The date specified in each Subsequent
     ------------------------
Transfer Agreement, but no later than May 11, 1998.

     Subservicer:  Any Person with whom the Servicer has entered into a
     -----------
Subservicing Agreement and who is an Eligible Servicer and who satisfies any requirements set forth in Section 4.07(a) in respect of the qualifications of a Subservicer.

     Subservicing Account:  An account established by a Subservicer pursuant
     --------------------
to a Subservicing Agreement, which account must be an Eligible Account.

     Subservicing Agreement:  Any agreement between the Servicer and any
     ----------------------
Subservicer relating to subservicing and/or administration of any or all Home Loans as provided in Section 4.07(a), copies of which shall be made available, along with any modifications thereto, to the Issuer and the Indenture Trustee.

     Substitution Adjustment:  As to any date on which a substitution occurs
     -----------------------
pursuant to Section 3.05, the amount, if any, by which (a) the aggregate of the Principal Balances after application of principal payments received through the close of the preceding Due Period of any Qualified Substitute Home Loans plus any accrued and unpaid interest thereon that is scheduled to be paid during the Due Period in which such substitution occurs, is less than
(b) the aggregate of the Principal Balances, together with accrued and unpaid interest scheduled to be paid during the Due Period in which such substitution occurs, of the related Deleted Home Loans.

     Superior Lien:  With respect to any Home Loan which is secured by other
     -------------
than a first priority lien, the mortgage(s) relating to the corresponding Mortgaged Property having a superior priority lien.

     Termination Price:  An amount equal to the sum of (i) the then
     -----------------
outstanding aggregate Class Principal Balances of the Securities plus all accrued and unpaid interest thereon at the applicable Interest Rates, (ii) any Servicing Compensation due and unpaid, and (iii) any unreimbursed Servicing Advances including such Servicing Advances deemed to be nonrecoverable.

     Third-Party Purchaser:  As defined in Section 11.02(a).
     ---------------------

     Total Collection Amount:  With respect to each Payment Date, an amount
     -----------------------
equal to the sum of the Available Collection Amount and any investment earnings on amounts in the Note Payment Account and the Certificate Distribution Account during the related Due Period.

     Transferor:  FFI, in its capacity as the transferor hereunder.
     ----------

     Trust:  The Issuer.
     -----

     Trust Account Property:  The Trust Accounts, the Certificate
     ----------------------
Distribution Account, all amounts and investments held from time to time in any Trust Account or in the Certificate Distribution Account and all proceeds of the foregoing.

     Trust Accounts:  The Note Payment Account, the Collection Account and
     --------------
the Pre-Funding Account.

     Trust Agreement:  The Trust Agreement dated as of March 1, 1998 among
     ---------------
the Seller as Depositor, the Co-Owner Trustee and the Owner Trustee, as such may be amended or supplemented from time to time.

     Trust Estate:  The assets subject to this Agreement and the Indenture
     ------------
pledged  by the  Issuer to  the  Indenture Trustee,  which assets  consist of
(a) all of the Seller's right, title and interest in and to: (i) such Home Loans as from time to time are subject to this Agreement, including both the Initial Home Loans and any Subsequent Home Loans conveyed to the Issuer as provided in this Agreement and as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time (including to reflect the removal of Deleted Home Loans and the addition of Qualified Substitute Home Loans), together with the Servicer's Home Loan Files and the Indenture Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) all payments and proceeds received on or with respect to the Home Loans after the applicable Cut-Off Dates, less 36.667% of amounts attributable to interest collected during the initial Due Period, (iii) such assets as from time to time are identified as Foreclosure Property, (iv) all assets and funds as are from time to time deposited in any Trust Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (v) all insurance policies with respect to the Home Loans and any Insurance Proceeds,
(vi) Net Liquidation Proceeds, Post-Liquidation Proceeds and Released Mortgaged Property Proceeds, (vii) that certain Loan Sale Agreement under which the Seller acquired the Initial Home Loans from the Transferor, and
(b) all right, title and interest of the Issuer, as purchaser, under each Subsequent Transfer Agreement.

     Weighted Average Interest Rate:  As of any date of determination, the
     ------------------------------
per annum rate equal to the weighted average (by Class Principal Balance) of the Interest Rates applicable to the Classes of Securities.

     Withdrawal Date: With respect to a Payment Date, the second Business Day
     ---------------
prior to such Payment Date.

     Section 1.02.  Other Definitional Provisions.  (a)  Capitalized terms
                    -----------------------------
used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

     Section 1.03.  Interest Calculation.  Unless otherwise specified, all
                    --------------------
calculations of accrued interest and accrued fees shall be made on the basis of a 360-day year consisting of twelve 30-day months, except that with respect to the Class A-1 Notes, calculations of accrued interest shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

                                  ARTICLE II

                         CONVEYANCE OF THE HOME LOANS

     Section 2.01.  Conveyance of the Initial Home Loans.  (a)  As of the
                    ------------------------------------
Closing Date, in consideration of the Issuer's delivery of the Notes and the Residual Interest Certificate to the Seller or its designee, upon the order of the Seller, the Seller, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to the Trust Estate and the Certificate Distribution Account. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Seller, the Transferor or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

     (b) As of the Closing Date, the Issuer acknowledges the conveyance to it by the Seller of all of the Seller's right, title and interest in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery, the Issuer has pledged to the Indenture Trustee the Trust Estate, and in exchange for the conveyance to it by the Seller of all of the Seller's right, title and interest in and to the Trust Estate (i) the Owner Trustee (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) has executed the Notes and
(ii) the Issuer has caused the Indenture Trustee to authenticate and deliver the Notes to the Seller or its designee, upon the order of the Issuer. In addition, concurrently with the delivery to the Issuer of all of the Seller's right, title and interest in and to the Trust Estate and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Seller, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered the Residual Interest Certificate to the Seller or its designee, upon the order of the Seller.

     Section 2.02.  Conveyance of Subsequent Home Loans. (a) On or before the
                    -----------------------------------
last day of the Funding Period, the Seller shall convey to the Issuer, and the Issuer shall purchase pursuant to this Section 2.02 the lesser of (calculated by aggregate principal balance): (i) the Home Loans then in the possession of the Seller that satisfy the requirements of this Section 2.02 and (ii) the maximum principal balance of Home Loans that satisfy the requirements of this Section 2.02, with respect to which the aggregate Subsequent Purchase Price does not exceed the Pre-Funding Account Deposit. Subject to the conditions set forth in this Section 2.02, in consideration of the Issuer's delivery on the related Subsequent Transfer Dates to the Seller or its designee, or upon the order of the Seller, of the Subsequent Purchase Price of the related Subsequent Home Loans from amounts on deposit in the Pre-Funding Account, the Seller shall, from time to time, on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to each Subsequent Home Loan (including all interest and principal thereon received after the related Cut-Off Date) identified on the schedule attached to the related Subsequent Transfer Agreement and delivered by the Seller on such Subsequent Transfer Date and all items in the related Indenture Trustee's Home Loan File. In connection therewith, the Transferor shall amend the Home Loan Schedule to reflect the inclusion of the applicable Subsequent Home Loans in the Home Loan Pool. The Transferor shall promptly deliver to the Issuer, the Servicer (if the Transferor is not then acting as such), and the Indenture Trustee a copy of the Home Loan Schedule as so amended. The sale, transfer, assignment, set over and conveyance by the Seller of Subsequent Home Loans to the Issuer does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Seller, the Transferor or any other Person in connection with such Subsequent Home Loans or under any agreement or instrument relating thereto except as specifically set forth herein.

     (b) If the Subsequent Purchase Price for the Subsequent Home Loans to be conveyed to the Trust on any Subsequent Transfer Date is less than the amount required to obtain the release of the interest of any third party (including any lienholder therein), then the Transferor or the Seller shall cause the delivery of immediately available funds equal to such insufficiency to the Issuer in escrow (which funds shall not be property of the Trust) and the Issuer, in turn, shall remit such immediately available funds, together with funds from the Pre-Funding Account equal to the Subsequent Purchase Price, to the third party designated by the Transferor or the Seller that is releasing its interest in such Subsequent Home Loans.

     On each Subsequent Transfer Date, the Seller shall transfer to the Issuer the applicable Subsequent Home Loans and the other property and rights related thereto described in (a) above only upon the satisfaction of each of the following conditions on or prior (except in the case of clause (iii) below) to the related Subsequent Transfer Date:

          (i) (x) the Subsequent Home Loans to be conveyed on a given Subsequent Transfer Date must have an aggregate Principal Balance as of the related Cut-Off Date of not less than $5,000,000, except in the case of the final Subsequent Transfer Date when no minimum Principal Balance requirement shall be applicable and (y) no Subsequent Home Loan shall be more than 31 days delinquent as of the related Cut-Off Date;

          (ii) the Transferor and/or Seller shall have provided the Indenture Trustee, the Issuer and each Rating Agency with such data as they may reasonably request regarding all Subsequent Home Loans transferred to the Issuer, delivered at least five Business Days prior to such Subsequent Transfer Date;

          (iii) the Servicer shall deposit in the Collection Account within two Business Days following the Subsequent Transfer Date all collections in respect of the Subsequent Home Loans received after the related Cut-Off Date;

          (iv) the Transferor and/or Seller shall have provided the Issuer, the Indenture Trustee and each Rating Agency with an Addition Notice at least five Business Days prior to such Subsequent Transfer Date and shall have provided any information reasonably requested by the Issuer or the Indenture Trustee with respect to the applicable Subsequent Home Loans;

          (v) the Transferor and the Seller shall certify to the Indenture Trustee and the Issuer that, as of the Subsequent Transfer Date, the Transferor and the Seller, respectively, were not insolvent nor were they made insolvent by such transfer nor were they aware of any such pending insolvency;

          (vi) the Transferor and the Seller shall certify that such addition of Subsequent Home Loans will not result in a material adverse tax consequence to the Issuer or the Securityholders;

          (vii)     the Seller  and the  Issuer shall  have delivered to  the
     Indenture  Trustee  a  duly  executed   Subsequent  Transfer  Agreement,
     including all exhibits listed therein;

          (viii)    the Funding Period shall not have terminated;

          (ix) as of such Subsequent Transfer Date, the funds on deposit in the Pre-Funding Account shall equal or exceed the applicable Subsequent Transfer Price;

          (x) the Transferor and Seller shall have delivered to the Issuer and the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02 and in the related Subsequent Transfer Agreements; and

          (xi) each Rating Agency shall have either (i) notified the Transferor and/or the Seller in writing that such transfer of Subsequent Home Loans will not result in a reduction or withdrawal of the then current rating of any Class of Securities or (ii) not responded within five Business Days after delivery of the applicable Addition Notice.

     Section 2.03.  Ownership and Possession of Home Loan Files.  Upon the
                    -------------------------------------------
issuance of the Securities, with respect to the Initial Home Loans, and upon payment of the related Subsequent Purchase Price, with respect to the Subsequent Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture Trustee's Home Loan File shall be vested in the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee for the benefit of the Securityholders, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of the Indenture Trustee and for the benefit of the Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in Section 2.06.

     Section 2.04.  Books and Records.  The sale of each Home Loan shall be
                    -----------------
reflected on the Seller's balance sheets and other financial statements as a sale of assets by the Seller to the Issuer under generally accepted accounting principles ("GAAP"). The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the record ownership of each Home Loan by the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee for the benefit of the Securityholders.

     It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Trust Estate from the Seller to the Issuer and upon the execution of this Agreement by the parties hereto, the Trust Estate shall no longer be owned by the Seller. If the assignment, transfer and conveyance of the Trust Estate to the Issuer pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Seller intends that the rights and obligations of the parties to this Agreement shall be established by the terms of this Agreement and that, in such event,
(i) the Seller shall be deemed to have granted to the Issuer a first priority security interest in the entire right, title and interest of the Seller in and to the Trust Estate and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law. Prior to or promptly after the Closing Date, the Seller shall cause to be filed a UCC-1 financing statement with the Secretary of State of Delaware naming the Seller as "debtor" and the Issuer as "secured party" and describing the Trust Estate.

     Section 2.05.  Delivery of Home Loan Documents.
                    -------------------------------

     (a) With respect to each Initial Home Loan, on the Closing Date the Transferor and the Seller have delivered or caused to be delivered, and with respect to each Subsequent Home Loan, on the related Subsequent Transfer Dates, the Transferor and the Seller will deliver or will cause to be delivered, to the Custodian as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Home Loan Files"):

            (i) The original Debt Instrument, endorsed "Pay to the order of U.S. Bank National Association, as Indenture Trustee for the FIRSTPLUS Asset Backed Securities, Series 1998-2, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer thereof, together with all intervening endorsements that evidence a complete chain of title from the originator thereof to the Transferor; provided that any of the foregoing endorsements may be contained on an allonge which shall be firmly affixed to such Debt Instrument;

           (ii) With respect to each Debt Instrument, either: (A) the original Mortgage, with evidence of recording thereon, (B) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Transferor or by the closing attorney, if the original has been transmitted for recording but has not, at the time of delivery of this Agreement, been returned or (C) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or has been retained by the public recording office;

          (iii) With respect to each Debt Instrument, either (A) the original Assignment of Mortgage assigned to "U.S. Bank National Association, as Indenture Trustee for the FIRSTPLUS Asset Backed Securities, Series 1998-2" and signed in the name of the Transferor by a Responsible Officer with evidence of recording thereon, (B) a copy of the Assignment of Mortgage, certified as a true copy by a Responsible Officer of the Transferor where the original has been transmitted for recording but has not, at the time of delivery of this Agreement, been returned or (C) a copy of the Assignment of Mortgage certified by the public recording office in those instances where the original recorded Assignment of Mortgage has been lost or has been retained by the public recording office (provided, however, that where the original Assignment of Mortgage is not being delivered to the Custodian, such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating thereto); provided that
                                                               --------
     any such Assignments of Mortgage may be made by blanket assignments for Home Loans secured by Mortgaged Properties located in the same county, if permitted by applicable law; provided, however, that the
                                              --------  -------
     recordation of such Assignment of Mortgage shall not be required in Non-Recordation States;

           (iv) With respect to each Debt Instrument, either: (A) originals of all intervening assignments of the Mortgage, with evidence of recording thereon, (B) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Transferor or the closing attorney certifying that the copy is a true copy of the original of such intervening assignments or (C) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost or has been retained by the public recording office; provided that the chain of intervening recorded assignments shall not be required to match the chain of intervening endorsements of the Debt Instrument, so long as the chain of intervening recorded assignments, if applicable, evidences one or more assignments of the Mortgage from the original mortgagee ultimately to the person who has executed the Assignment of Mortgage referred to in clause (iii) above; and

            (v) Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Transferor if the original has been transmitted for recording until such time as the original is returned by the public recording office.

     (b) The Seller agrees to deliver or cause to be delivered on or before the applicable Subsequent Transfer Date to the Custodian each of the documents identified in paragraphs (i) through (v) of subsection (a) above with respect to any Subsequent Home Loans.

     (c) With respect to each Home Loan, the Transferor shall, within five Business Days after the receipt thereof, and in any event, within nine (9) months of the Closing Date (in the case of the Initial Home Loans) or the related Subsequent Transfer Date (in the case of the Subsequent Home Loans), deliver or cause to be delivered to the Custodian: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Transferor was delivered to the Custodian; (ii) the original recorded Assignment of Mortgage, except with respect to Non-Recordation States; (iii) any original recorded intervening assignments of Mortgage in those instances where copies thereof certified by the Transferor were delivered to the Custodian; and (iv) the original recorded assumption and modification agreement in those instances in which a copy was delivered. Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage or, if applicable, the Assignment of Mortgage, the intervening assignments of the Mortgage or the original recorded assumption and modification agreement after it has been recorded, or where any such original has been lost or destroyed, the Seller and Transferor shall be deemed to have satisfied their respective obligations hereunder with respect to the delivery of any such document upon delivery to the Custodian of a copy, as certified by the public recording office to be a true copy of the recorded original of such Mortgage or, if applicable, the Assignment of Mortgage, intervening assignments of Mortgage or assumption and modification agreement, respectively.

     The Transferor and the Seller shall not be required to record Assignments of Mortgages for any Home Loan with respect to which the related Mortgaged Property is located in a Non-Recordation State, and the delivery of the Assignments of Mortgages for such Home Loans to the Custodian in recordable form on the Closing Date or Subsequent Transfer Date, as applicable, shall constitute full compliance with subsection (a)(iii) above and the Transferor, in its capacity as Servicer, shall retain record title to such Mortgages on behalf of the Indenture Trustee and the holders of the Securities. Notwithstanding the preceding provisions allowing for the non-recordation of Assignments of Mortgage in the Non-Recordation States, if an Event of Default occurs pursuant to clause (a)(vii) of Section 10.01 or the Transferor, as the Servicer, is terminated hereunder, then the Transferor, in its capacity as the Servicer or predecessor Servicer, shall be required to record all Assignments of Mortgage in Non-Recordation States.

     (d) All Home Loan documents held by the Custodian on behalf of the Indenture Trustee are referred to herein as the "Indenture Trustee's Home Loan File." All recordings required pursuant to this Section 2.05 shall be accomplished by and at the expense of the Transferor.

     Section 2.06.  Acceptance by Indenture Trustee of the Home Loans;
                    --------------------------------------------------
Initial Certification by Custodian.  (a)  The Indenture Trustee agrees to
----------------------------------
cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Initial Home Loan, and the Indenture Trustee agrees to cause the Custodian to execute and deliver on any Subsequent Transfer Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Subsequent Home Loan. The Indenture Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian in trust, upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Indenture Trustee agrees, for the benefit of the Securityholders, to cause the Custodian to review each Indenture Trustee's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan or Subsequent Home Loan, within 45 days after the conveyance of the related Home Loan to the Issuer) and to cause the Custodian to deliver to the Transferor, the Seller, the Indenture Trustee, the Issuer and the Servicer an interim certification to the effect that, as to each Home Loan listed in the Home Loan Schedule and as to each Subsequent Home Loan Listed in a Subsequent Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf
(other than as expressly permitted by Section 2.05(c)) (ii) all documents delivered by the Seller and the Transferor to the Custodian pursuant to
Section 2.05 have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, (iii) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Indenture Trustee's Home Loan File and (iv) each Debt Instrument has been endorsed as provided in Section 2.05. Neither the Issuer nor the Custodian shall be under any duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Indenture Trustee's Home Loan File should include any of the documents specified in
Section 2.05(a)(v). Prior to the first anniversary of the Closing Date, the Indenture Trustee shall cause the Custodian to deliver to the Transferor, the Seller, the Indenture Trustee, the Issuer and the Servicer a final certification evidencing the completeness of the Home Loans in its possession or control.

     (b) If the Custodian, during the process of reviewing the Indenture Trustee's Home Loan Files, finds any document constituting a part of a Indenture Trustee's Home Loan File which is not executed, has not been received, is unrelated to any Home Loan identified in the Home Loan Schedule, does not conform to the requirements of Section 2.05 or does not conform, in all material respects, to the description thereof as set forth in the Home Loan Schedule, then the Custodian shall promptly so notify the Transferor, the Servicer, the Indenture Trustee, the Issuer and the Seller. In performing any such review, the Custodian may conclusively rely on the Seller and the Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the Indenture Trustee's Home Loan Files is limited solely to confirming that the documents listed in Section 2.05 have been received and further confirming that any and all documents delivered pursuant to Section
2.05 have been executed and relate to the Home Loans identified in the Home Loan Schedule and to the Subsequent Home Loans listed in the Subsequent Home Loan Schedule. Neither the Issuer nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. If a material defect in a document constituting part of a Indenture Trustee's Home Loan File is discovered, then the Seller and Transferor shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.

     (c) On the Payment Date in December of each year commencing in 1998, the Issuer shall deliver (or cause the Custodian to deliver) to the Seller, the Indenture Trustee and the Servicer a certification listing all Indenture Trustee's Home Loan Files held by the Custodian on behalf of the Indenture Trustee on such Payment Date.



                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     Section 3.01.  Representations and Warranties of the Seller.  The Seller
                    --------------------------------------------
hereby represents, warrants and covenants with and to the Issuer, the Indenture Trustee, the Servicer and the Securityholders as of the Closing
Date:

     (a) The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and perform its obligations as Seller hereunder except where the failure to be so licensed, qualified or in good standing, either singularly or in the aggregate, would not have a material adverse effect on its business or its ability to perform its obligations hereunder; the Seller has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Seller; this Agreement evidences the valid,
binding   and  enforceable obligation of  the Seller;  and all requisite action has  been taken  by the Seller to  make this Agreement valid, binding
and enforceable upon the Seller in  accordance  with  its  terms,   subject
to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty) that are necessary in connection with the purchase and sale of the Securities and the execution and delivery by the Seller of this Agreement and the other related documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and such other documents on the part of the Seller and the performance by the Seller of its obligations as Seller under this Agreement and such other documents to which it is a party.

     (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Seller, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its respective property is subject.

     (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or which would draw into question the validity of this Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement.

     (f) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     (g) As of the Closing Date, the Issuer will have good and marketable title to each Initial Home Loan and such other assets included in the Trust Estate as of such date free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance other than the lien of the Indenture.

     (h) As of each Subsequent Transfer Date, the Issuer will have good and marketable title to each Subsequent Home Loan transferred on such date and such other items comprising the corpus of the Trust free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance.

     (i) The transfer, assignment and conveyance of the Home Loans, the Debt Instruments and the Mortgages by the Seller pursuant to this Agreement or any Subsequent Transfer Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (j) The Seller shall provide each Rating Agency with notice and a copy of any amendment to the Articles of Incorporation of the Seller promptly after the filing thereof.

     Section 3.02.  Representations, Warranties and Covenants of the Servicer
                    ---------------------------------------------------------
and Transferor.  The Servicer as such and in its capacity as the Transferor
--------------
hereby represents, warrants and covenants with and to the Seller, the Issuer, the Indenture Trustee and the Securityholders as of the Closing Date:

     (a) The Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer hereunder except where the failure to be so licensed, qualified or in good standing, either singularly or in the aggregate, would not have a material adverse effect on its business or its ability to perform its obligations hereunder; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Servicer; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty) that are necessary in connection with the execution and delivery by the Servicer of this Agreement and the other related documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and such other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such other documents to which it is a party;

     (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the charter or by-laws of the Servicer, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

     (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

     (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (g) So long as FFI is the Servicer of the Home Loans hereunder, the Servicer's Home Loan Files will be maintained at 1600 Viceroy, Dallas, Texas 75235, or, if FFI is no longer the Servicer hereunder or if FFI changes the location of the Servicer's Home Loan Files, the Servicer's Home Loan Files shall be maintained at such address as may be indicated on an Officer's Certificate executed by a Servicing Officer and delivered to the Issuer, the Indenture Trustee and the Seller;

     (h) The Servicer shall not solicit any refinancing of any of the Home Loans; provided, that this covenant shall not prevent or restrict either (1) the Servicer from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Home Loan Schedule or (2) any refinancing in connection with an Obligor's unsolicited request for refinancing; and

     (i) The Servicer shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Obligors under the Home Loans to any third party.

     Section 3.03.  Individual Home Loans.  The Transferor hereby represents
                    ---------------------
and warrants to the Seller, the Issuer, the Indenture Trustee and the Securityholders, with respect to the Initial Home Loans, as of the Closing
Date:

     (a)  Home Loan Information.  The information with respect to each Home
          ---------------------
Loan set forth in the Home Loan Schedule is true and correct in all material respects as of the applicable Cut-Off Date.

     (b)  Delivery of Home Loan Documents.  All of the original or certified
          -------------------------------
documentation required to be delivered to the Indenture Trustee or to the Custodian on or prior to the Closing Date or the Subsequent Transfer Date, as applicable, or as otherwise provided in this Agreement has or will be so delivered.

     (c)  Payments Current.  As of the applicable Cut-Off Date, none of the
          ----------------
Initial Home Loans are more than 30 days contractually delinquent, based on the terms under which the related Mortgages and Debt Instruments have been made. The Transferor has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Obligor, directly or indirectly, for the payment of any amount required by any Home Loan.

     (d)  No Waiver or Modification.  The terms of each Debt Instrument and
          -------------------------
Mortgage, have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Indenture Trustee's Home Loan File and no provision of any Mortgage or Debt Instrument has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Home Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Indenture Trustee's Home Loan File and the terms of which are reflected in the Indenture Trustee's Home Loan File.

     (e)  No Defenses.  No Debt Instrument or Mortgage is subject to any
          -----------
claim, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Debt Instrument or Mortgage or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any claim, right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such claim, right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Home Loan was originated.

     (f)  Compliance with Laws; Relief Act Matters.  Any and all requirements
          ----------------------------------------
of any federal, state or local law applicable to each Home Loan have been complied with including, without limitation, all licensing, real estate settlement procedures act, consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Home Loan. Each Home Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith. No relief has been requested by or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

     (g)  No Satisfaction or Release of Lien.  No Mortgage has been
          ----------------------------------
satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of such Mortgage securing a Home Loan with respect to a Superior Lien on such Mortgaged Property in connection with the refinancing of the mortgage loan relating to such Superior Lien.

     (h)  Valid Lien.  With respect to each Debt Instrument, the related
          ----------
Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property.

     (i)  Validity of Home Loan Documents; Entire Agreement.  Each Debt
          -------------------------------------------------
Instrument and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Debt Instrument and each Mortgage had legal capacity at the time to enter into the related Home Loan and to execute and deliver such Debt Instrument and Mortgage, and such Debt Instrument and Mortgage have been duly and properly executed by such parties. The Debt Instrument and the Mortgage contain the entire agreement between the related Obligor and the lender and all obligations of the lender under the related Home Loan, and no other agreement defines, modifies, or expands the obligations of the lender under the Home Loan, except for any assumptions or modifications included in the Indenture Trustee's Home Loan File pursuant to Section 2.05(a)(v) or referred to in
Section 3.03(m).

     (j)  Full Disbursement of Proceeds.  The proceeds of each Home Loan have
          -----------------------------
been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing each Home Loan and the recording of the Mortgage have been disbursed. The Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage and any and all requirements set forth in the related Home Loan documents have been complied with.

     (k)  Ownership.  Immediately prior to the conveyance thereof to the
          ---------
Seller, the Transferor had good and marketable title to each Home Loan, Debt Instrument and Mortgage, the Transferor was the sole owner thereof and had full right to sell each Home Loan, Debt Instrument and Mortgage to the Seller; and upon the conveyance thereof by the Transferor to the Seller, the Seller became the sole owner of each Home Loan, Debt Instrument and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

     (l)  Ownership of Mortgaged Property.  With respect to each Home Loan,
          -------------------------------
the related Servicer's Home Loan File contains a title document reflecting that title to the related Mortgaged Property is held at least 50% by the Obligor under such Home Loan.

     (m)  No Defaults.  There is no default, breach, violation or event of
          -----------
acceleration existing under any Mortgage or any Debt Instrument and, to the best of the Transferor's knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither the Transferor nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Indenture Trustee's Home Loan File.

     (n)  Consent and Delinquency of Superior Lien.  No obligation secured
          ----------------------------------------
by a Superior Lien was more than 30 days past due at the time of origination of the related Home Loan. With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee.

     (o)  No Condemnation or Damage; Good Repair.  To the best of the
          --------------------------------------
Transferor's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Home Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property. To the best of the Transferor's knowledge, the related Mortgaged Property described in each Mortgage is free of damage and in good repair or will be free of damage and in good repair following the completion of any improvements or repairs to be financed by the related Home Loan.

     (p)  Environmental Compliance.  To the best of the Transferor's
          ------------------------
knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

     (q)  Mortgage Remedies Adequate.  Each Mortgage contains customary and
          --------------------------
enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including,
(i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure.

     (r)  Remedies Against Originators.  In the event that any Home Loan was
          ----------------------------
originated by an entity (such entity, the "Originator") other than the Transferor and to the extent that the Transferor has failed to fulfill or is not capable of fulfilling its obligations to cure, substitute or repurchase such Home Loan as required hereunder, then the Indenture Trustee on behalf of the Securityholders may enforce any remedies for breach of representations and warranties made by the Originator with respect to such Home Loan.

     (s)  Security.  No Debt Instrument is, or has been, secured by any
          --------
collateral except the lien of the related Mortgage.

     (t)  Deed of Trust.  If a Mortgage for a Home Loan constitutes a deed
          -------------
of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in such Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by the Transferor to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Obligor.

     (u)  Use of Proceeds of Combination Loan.  With respect to each
          -----------------------------------
Combination Loan the related Obligor has represented to Seller that a portion of the proceeds of such Combination Loan will be used to finance property improvements.

     (v)  Inspections of Improvements; and No Encroachment.  To the best of
          ------------------------------------------------
the Transferor's knowledge, all inspections, licenses and certificates required to be made, obtained and issued as of the Closing Date with respect to the improvements and the use and occupancy of all occupied portions of all Mortgaged Property have been made, obtained or issued as applicable. To the best of the Transferor's knowledge, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restrictions lines of the related property and no improvements on adjoining properties encroach upon such property and no improvement located on or being a part of such property is in violation of any applicable zoning laws or regulation.

     (w)  Flood Insurance.  If required by federal or state law, each
          ---------------
Mortgaged Property is covered by flood insurance with a standard mortgagee clause and extended coverage in an amount which is not less than the value of such Mortgaged Property. All such insurance policies meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Sellers' Guide and the FNMA Servicers' Guide, and are of standard type and quality for the locale where the related Mortgaged Property is located. All acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

     (x)  Underwriting Origination and Servicing Practices.  Each Home Loan,
          ------------------------------------------------
other than the Home Loans identified on Exhibit D hereto, has been underwritten or re-underwritten in accordance with the Transferor's then-
current underwriting guidelines. The origination practices used by each originator of the Home Loans and the servicing and collection practices used by the Transferor with respect to each Home Loan have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type. To the best of the Transferor's knowledge, no fraud or misrepresentation was committed by any Person in connection with the origination or servicing of each Home Loan.

     (y)  Selection Criteria; No Bulk Transfer.  The Home Loans were not
          ------------------------------------
selected by the Transferor for sale to the Seller or the Issuer on any basis intended to adversely affect the Seller or the Issuer. The sale, transfer, assignment, conveyance and grant of the Debt Instruments and the Mortgages by the Transferor to the Seller were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (z)  Treasury Regulation Section301.7701.  On the Closing Date, each
          -----------------------------------
Subsequent Transfer Date and each date of substitution of a Qualified Substitute Home Loan, 55% or more (by aggregate principal balance) of the Home Loans do not constitute "real estate mortgages" for the purpose of
              ---
Treasury Regulation Section301.7701 under the Code. For this purpose a Home Loan does not constitute a "real estate mortgage" if:
          ---

          (i)  The Home Loan is not secured by an interest in real property,
                                ---
or

          (ii) The Home Loan is not an "obligation principally secured by an
                                ---
interest in real property."   For this purpose an obligation is  "principally
secured by an interest in real property" if it satisfies either the test set
                                                         ------
out in paragraph (1) or the test set out in paragraph (2) below.

          (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

               (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

               (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date or Subsequent Transfer Date, as applicable.

               For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

          (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only substantially all of the proceeds of the obligation means more than 66-2/3% of the gross proceeds.


     (aa) No Fraudulent Conveyance.  The Home Loans are not being transferred
          ------------------------
with any intent to hinder, delay or defraud any creditors.

     (ab) Value and Marketability.  To the best of the Transferor's
          -----------------------
knowledge, there do not exist any circumstances, conditions or information with respect to the Home Loan, the related Mortgaged Property, the Obligor or the Obligor's credit standing that reasonably can be expected to cause private institutional investors investing in same type of home loan to regard such Home Loan as an unacceptable investment, to increase the likelihood that such Home Loan will become delinquent, or adversely affect the value or marketability of such Home Loan.

     (ac) Terms of Home Loans and Interest Method.  Each Home Loan is a fixed
          ---------------------------------------
rate loan. Each Debt Instrument has an original term to maturity of not less than 24 months nor more than 25 years and three months from the date of origination. Each Debt Instrument is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate. No Debt Instrument provides for any extension of the original term. Interest for each Home Loan is calculated at a rate of interest computed by the simple interest method or the actuarial method.

     (ad) Types of Home Loans; Retail Installment Contracts.  Each Home Loan
          -------------------------------------------------
is  either (i) a  Home Improvement Loan,  (ii) a Debt  Consolidation Loan, or
(iii) a Combination Loan. No Home Loan was originated for the express purpose of purchasing a manufactured home. Some of the Home Loans are retail installment contracts for goods or services, and some of the Home Loans are home improvement loans for goods or services, which are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1.

     (ae) No Buydown, GPM or Shared Appreciation Loans.  No Home Loan
          --------------------------------------------
contains any provisions pursuant to which principal and interest payments are paid or partially paid with funds deposited in any separate account established by the Transferor, the Obligor or anyone else on behalf of the Obligor, or paid by any source other than the Obligor. No Home Loan contains any other similar provision which may constitute a "buydown"
provision.   No  Home Loan is  a graduated payment mortgage  loan.   No Home
Loan has  a shared  appreciation or  other contingent interest feature.

     (af) No Chattel Paper.  Each Debt Instrument is comprised of one
          ----------------
original  promissory note  and  each  such  promissory  note  constitutes  an
"instrument" for purposes of Section 9-105(1)(i) of the Relevant UCC. No Debt Instrument constitutes or is comprised of "chattel paper" as such term is defined in Section 9-105(1)(b) of the Relevant UCC. Each Debt Instrument has been delivered to the Indenture Trustee.

     (ag) Description Conforms to Prospectus Supplement.  Each Initial Home
          ---------------------------------------------
Loan conforms, and all Initial Home Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

     (ah) Review by Transferor.  In light of the Transferor's underwriting
          --------------------
guidelines, the Transferor has reviewed all of the documents constituting each Servicer's Home Loan File and each Indenture Trustee's Home Loan File and has made such inquiries as it deems reasonable under the circumstances to make and confirm the accuracy of the representations set forth herein.

     (ai) Fraud in Origination.  Each Obligor has not commenced, and will not
          --------------------
commence within six months following origination of the related Home Loan, any bankruptcy or similar insolvency proceeding.

     Section 3.04.  Subsequent Home Loans.  With respect to the Subsequent
                    ---------------------
Home Loans conveyed by the Transferor to the Seller on a given Subsequent Transfer Date, the Transferor, as of such Subsequent Transfer Date, represents and warrants to the Seller, the Issuer, the Indenture Trustee and the Securityholders that:

          (i)  No  such   Subsequent  Home  Loans   is  more  than   30  days
     contractually delinquent as of the related Cut-Off Date;

          (ii) The original term to stated maturity of each such Subsequent Home Loan does not exceed 25 years, and the scheduled maturity of each such Subsequent Home Loan is not later than May 11, 2023;

          (iii) Each such Subsequent Home Loan has a Home Loan Interest Rate of not less than 9.99%;

          (iv) Following the purchase of such Subsequent Home Loans by the Trust, the Home Loans included in the Home Loan Pool (including the Subsequent Home Loans) will have a weighted average interest rate as of each respective Cut-Off Date not more than 0.15% lower than the weighted average interest rate of the Initial Home Loans included in the initial Home Loan Pool and a weighted average remaining term to maturity as of each respective Cut-Off Date comparable to the weighted average remaining maturity of the Initial Home Loans included in the initial Home Loan Pool;

          (v) To the best of the Transferor's knowledge, the acquisition of the Subsequent Home Loans as of such Subsequent Transfer Date will not result in a downgrading in any rating of the Securities;

          (vi) The Subsequent Home Loans have not been acquired by the Issuer for the primary purpose of recognizing gains or decreasing losses resulting from market value changes in such Subsequent Home Loans;

          (vii)     Each of the  representations and warranties set  forth in
     Section 3.03 is true and correct with respect to each of the Subsequent Home Loans being transferred to the Issuer;

          (viii) The weighted average of the Credit Scores of the Obligors with respect to such Subsequent Home Loans is not less than 684.

     Section 3.05.  Purchase and Substitution.  (a)  It is understood and
                    -------------------------
agreed that the representations and warranties set forth in Sections 3.03 and
3.04 shall survive the conveyance of the Home Loans to the Issuer, the Grant of the Home Loans to the Indenture Trustee and the delivery of the Securities to the Securityholders. Upon discovery by the Seller, the Servicer, the Transferor, the Custodian, the Issuer, the Indenture Trustee or any Securityholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Home Loans or the interest of the Securityholders, or which materially and adversely affects the interests of the Securityholders in the related Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty may have been made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Transferor shall within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, or of its discovery or its receipt of notice of a material defect in a document contained in an Indenture Trustee's Home Loan File as referred to in the last sentence of Section 2.06(b), promptly cure such breach in all material respects. If, however, within 60 days after the Seller's discovery of or receipt of notice of such a breach or defective document, as applicable, such breach or defective document, as applicable, has not been remedied by the Transferor and such breach or defective document, as applicable, materially and adversely affects the interests of the Securityholders generally or in the related Home Loan (the "Defective Home Loan"), the Seller shall cause the Transferor on or before the
Determination Date  next succeeding  the end  of  such 60  day period  either
(i) to remove such Defective Home Loan from the Trust Estate (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this Section 3.05 or (ii) to purchase such Defective Home Loan at a purchase price equal to the Purchase Price (as defined below) by depositing such Purchase Price in the Collection Account. In the event the Seller or the Transferor is notified that any Mortgaged Property was, as of the Closing Date, not free of damage or not in good repair, regardless of the Transferor's knowledge, the Seller shall cause the Transferor to (x) substitute or purchase the related Home Loan in accordance with clauses
(i) and (ii), respectively, above or (y) repair any such Mortgaged Property such that such Mortgaged Property is free of damage and in good repair. The Transferor shall provide the Servicer, the Indenture Trustee and the Issuer with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60 day period indicating whether the Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan. With respect to the purchase of a Defective Home Loan pursuant to this Section, the "Purchase Price" shall be equal to the Principal Balance of such Defective Home Loan as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan to but not including the Due Date in the Due Period in which such repurchase occurs computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Home Loan, which Purchase Price shall be deposited in the Collection Account (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future payment to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date).

     Any substitution of Home Loans pursuant to this Section 3.05(a) shall be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Collection Amount for any Payment Date, amounts paid by the Transferor pursuant to this Section 3.05 in connection with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Payment Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Note Payment Account to be retained therein or transferred to the Certificate Distribution Account pursuant to Section 5.01(c).

     As to any Home Loan for which the Transferor substitutes a Qualified Substitute Home Loan or Loans, the Transferor shall effect such substitution by delivering (i) to the Issuer a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account, and (ii) to the Custodian on behalf of the Indenture Trustee, the documents constituting the Indenture Trustee's Loan File for such Qualified Substitute Home Loan or Loans.

     (b) In addition to the preceding repurchase obligations, each of the Transferor and Servicer shall have the option, exercisable in its sole discretion at any time, to repurchase from the Issuer any Home Loan that is delinquent or is in foreclosure or default or as to which default is imminent; provided that any repurchase pursuant to this paragraph is conducted in the same manner as the repurchase of a Defective Home Loan pursuant to this Section 3.05.

     (c) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Home Loan or Loans on or after the beginning of the Due Period in which such substitution occurs. All payments received with respect to Qualified Substitute Home Loans on or before the beginning of the Due Period in which such substitution occurs
will be retained by the Transferor.   The Issuer will be entitled to
all  payments received on the Deleted Home Loan  on or before the beginning of the Due Period in which such substitution occurs, and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The Transferor shall give written notice to the Issuer, the Servicer (if the Transferor is not then acting as such) and the Indenture Trustee that such substitution has taken place. Upon such substitution, such Qualified Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 3.03. On the date of such substitution, the Transferor will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, (i) the Issuer shall cause such Qualified Substitute Home Loan to be pledged to the Indenture Trustee under the Indenture as part of the Trust Estate and (ii) the Indenture Trustee shall
(A) release the applicable Deleted  Home Loan from the lien of the Indenture,
(B) release (or cause the Custodian to release) to the Servicer for release to the Seller the Indenture Trustee's Home Loan File for such Deleted Home Loan and (C) execute, without recourse, representation or warranty, and deliver such instruments of transfer and release presented to it by the Servicer as shall be necessary to transfer such Deleted Home Loan to the Seller and to evidence such release.

     (d) It is understood and agreed that the obligations of the Transferor set forth in this Section 3.05 to cure, purchase or substitute for a Defective Home Loan constitute the sole remedies of the Issuer, the Indenture Trustee and the Securityholders hereunder respecting a breach of the representations and warranties contained in Sections 3.03 and 3.04. Any cause of action against the Seller relating to or arising out of a material defect in a document contained in an Indenture Trustee's Home Loan File as contemplated by Section 2.06(b) or against the Transferor relating to or arising out of a breach of any representations and warranties made in Sections 3.03 or 3.04 shall accrue as to any Home Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Seller or the Transferor, as applicable, or notice thereof by the Transferor or the Seller, as applicable, to the Issuer, (ii) failure by the Transferor or the Seller, as applicable, to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Transferor or the Seller, as applicable, by the Issuer or the Majority Securityholders for all amounts payable in respect of such Home Loan.

     (e) Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

     (f) In connection with a repurchase of or substitution for a Home Loan pursuant to this Section 3.05, the Transferor shall amend the Home Loan Schedule to reflect (i) the removal of the applicable Deleted Home Loan from the terms of this Agreement and (ii) if applicable, the substitution of the applicable Qualified Substitute Home Loan. The Transferor shall promptly deliver to the Issuer, the Servicer (if the Transferor is not then acting as such) and the Indenture Trustee a copy of the Home Loan Schedule as so amended.

                                  ARTICLE IV

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

     Section 4.01.  Duties of the Servicer.  (a)  Servicing Standard.  The
                    ----------------------        ------------------
Servicer, as an independent contractor, shall service and administer the Home Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and Foreclosure Property management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans of the same type as the Home Loans for its own account, all in accordance with accepted servicing practices of prudent lending institutions and servicers of loans of the same type as the Home Loans and giving due consideration to the Securityholders' reliance on the Servicer. The Servicer has and shall maintain the facilities, procedures and experienced personnel necessary to comply with the servicing standard set forth in this subsection (a) and the duties of the Servicer set forth in this Agreement relating to the servicing and administration of the Home Loans.

     (b)  Servicing Advances.  In accordance with the preceding general
          ------------------
servicing standard, the Servicer, or any Subservicer on behalf of the Servicer, shall make all Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer, nor any Subservicer on behalf of the Servicer, shall have any obligation to advance its own funds for any delinquent scheduled payments of principal and interest on any Home Loan or to satisfy or keep current the indebtedness secured by any Superior Liens on the related Mortgaged Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of payments or distributions to Securityholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Home Loan, before making any Servicing Advance that is material in relation to the outstanding principal balance thereof, the Servicer shall assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Home Loan, and (ii) recovering any amounts attributable to outstanding interest and principal owing on such Home Loan for the benefit of the Securityholders in excess of the costs, expenses and other deductions to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness secured by all
Superior Liens. The Servicer shall only make a Servicing Advance with respect to a Home Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid.

     (c)  Waivers, Modifications and Extensions.  Consistent with the terms
          -------------------------------------
of this Agreement, the Servicer may waive, modify or vary any provision of any Home Loan or consent to the postponement of strict compliance with any such provision or in any manner grant indulgence to any Obligor if in the Servicer's reasonable determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders; provided, however, unless the Obligor is in default with respect to the Home Loan, or such default is, in the judgment of the Servicer, reasonably foreseeable, the Servicer may not permit any modification with respect to any Home Loan that would change the Home Loan Interest Rate, defer (subject to the following paragraph) or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Home Loan) or extend the final maturity date on the Home Loan. The Servicer may grant a waiver or enter into a subordination agreement with respect to the refinancing of the indebtedness secured by a Superior Lien on the related Mortgaged Property, provided that the Obligor is in a better financial or cash flow position as a result of such refinancing, which may include a reduction in the Obligor's scheduled monthly payment on the indebtedness secured by such Superior Lien. The Servicer shall notify the Issuer and the Indenture Trustee of any modification, waiver or amendment of any provision of any Home Loan and the date thereof, and shall deliver to the Custodian for deposit in the related Indenture Trustee's Home Loan File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof. Notwithstanding the preceding provisions of this subsection (c), the Servicer may modify, vary or waive any defaulted Home Loan in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable from such defaulted Home Loan under the circumstances, including, without limitation, the deferment or forgiveness of any principal or interest payments due or to become due thereon; provided, however, that no such modification, waiver or variation of a Home Loan pursuant to this subsection (c) shall involve the execution by the related Obligor of a new Debt Instrument.

     The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of each Home Loan and the related Debt Instrument and Mortgage. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge or assumption fee or any other fee or charge which the Servicer would be entitled to retain hereunder as Servicing Compensation and extend the due date for payments due on a Debt Instrument for a period. In connection with any partial prepayment, the Servicer may recalculate the amortization schedule of the related Home Loan to provide for reduced monthly payments over the remaining term to maturity.

     The Servicer may, in a manner consistent with its servicing practices, permit an Obligor who is selling his principal residence and purchasing a new residence to substitute the new Mortgaged Property as collateral for the related Home Loan. In such circumstances, the Servicer acknowledges that it intends to, consistent with its servicing practices, generally require such Obligor to make a partial prepayment in reduction of the principal balance of the Home Loan to the extent that such Obligor has received proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence.

     (d)  Instruments of Satisfaction or Release.  Without limiting the
          --------------------------------------
generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver on behalf of the Issuer, the Indenture Trustee, each Securityholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Home Loans and with respect to the related Mortgaged Properties. If reasonably required by the Servicer, the Issuer and the Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Section 4.02.  Liquidation of Home Loans.  (a)  In the event that any
                    -------------------------
payment due under any Home Loan and not postponed pursuant to Section 4.01(c) is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Home Loan and such failure continues beyond any applicable grace period, the Servicer shall, in accordance with the standard of care specified in Section 4.01(a), take such action as it shall deem to be in the best interest of the Securityholders to collect or liquidate such Home Loan in default in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable therefrom under the circumstances (including, but without limitation, the purchase or substitution of such Home Loan pursuant to Section 3.05, or, if no Superior Liens exist on the related Mortgaged Property, foreclose or otherwise comparably effect ownership in such Mortgaged Property in the name of the Indenture Trustee for the benefit of
Securityholders).    In addition,  the  Servicer  shall  have the  power  and
authority, exercisable in its sole discretion at any time, to sell any Liquidated Home Loan on behalf of the Indenture Trustee for the benefit of the Securityholders to one or more third party purchasers in a manner that, in the reasonable judgment of the Servicer, will be likely to maximize the net proceeds realizable therefrom. The purchase price paid for any Liquidated Loan sold to an affiliate of the Servicer shall not be less than the price that would have been paid for such Liquidated Loan by an unaffiliated third party. The Servicer shall promptly deposit the Net Liquidation Proceeds or Post-Liquidation Proceeds, as applicable, from the sale of such Liquidated Home Loans into the Collection Account in accordance with Section 5.01 of this Agreement. The Servicer shall give the Indenture Trustee notice of the election of remedies made pursuant to this Section
4.02. The Servicer shall not be required to satisfy the indebtedness secured by any Superior Liens on the related Mortgaged Property or to advance funds to keep the indebtedness secured by such Superior Liens current. In connection with any collection or liquidation activities, the Servicer shall exercise collection or liquidation procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs.

     (b) During any Due Period occurring after a Home Loan becomes a Liquidated Home Loan, the Servicer shall deposit into the Collection Account any proceeds received by it with respect to such Liquidated Home Loan or the related Foreclosure Property ("Post-Liquidation Proceeds").

     (c) After a Home Loan has become a Liquidated Home Loan, the Servicer shall promptly prepare and forward to the Issuer, the Indenture Trustee and, upon request of any Securityholder, to such Securityholder a liquidation report detailing the following: (i) the Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds received in respect of such Liquidated Home Loan; (ii) expenses incurred with respect thereto; (iii) any Net Loan Losses incurred in connection therewith; and (iv) any Post-Liquidation Proceeds.

     Section 4.03.  Fidelity Bond; Errors and Omission Insurance.  The
                    --------------------------------------------
Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in such amounts as required by, and satisfying any other requirements of, the FHA and the FHLMC, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Home Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts (including acts relating to the origination and servicing of loans of the same type as the Home Loans) of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Home Loan without having obtained payment in full of the indebtedness secured thereby. In the event of any loss of principal or interest on a Home Loan for which reimbursement is received from the Servicer's fidelity bond or errors and omissions insurance, the proceeds from any such insurance will be deposited in the Collection Account. No provision of this Section 4.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Issuer, the Indenture Trustee, the Servicer shall cause to be delivered to requesting party a certified true copy of such fidelity bond and insurance policy. On the Closing Date, such fidelity bond and insurance is maintained by the Servicer with Reliance Insurance Company of Illinois.

     Section 4.04.  Title, Management and Disposition of Foreclosure
                    ------------------------------------------------
Property.  The deed or certificate of sale in respect of each Foreclosure
--------
Property shall be taken in the name of the Indenture Trustee for the benefit of the Securityholders.

     The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Indenture Trustee and the Securityholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other foreclosure property for its own account, and in the same manner that similar property in the same locality as the Foreclosure Property is managed. The Servicer shall attempt to sell the same (and may temporarily lease the same) on such terms and conditions as the Servicer deems to be in the best interest of the Securityholders. The disposition of Foreclosure Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Indenture Trustee and the Securityholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The Net Liquidation Proceeds or Post-Liquidation Proceeds, as applicable, from the conservation, disposition and sale of the Foreclosure Property shall be promptly deposited by the Servicer in the Collection Account in accordance with Section 5.01 of this Agreement and the Indenture, which Net Liquidation Proceeds or Post-Liquidation Proceeds, as applicable, shall equal all cash amounts received with respect thereto less the amounts retained and withdrawn by the Servicer for any related unreimbursed Servicing Advances and any other fees and expenses incurred in connection with such Foreclosure Property.

     Section 4.05.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
the Home Loans.  The Servicer shall provide to the Issuer, the Indenture
--------------
Trustee, the Securityholders and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Home Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 4.06.  Superior Liens.  (a)  The Servicer shall file (or cause
                    --------------
to be filed) of record a request for notice of any action by a lienholder under a Superior Lien for the protection of the Indenture Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

     (b) If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to declare a default under the related mortgage or promissory note secured thereby, or has filed or intends to file an election to have any Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Issuer and the Indenture Trustee, all reasonable actions that are necessary to protect the interests of the Securityholders, and/or to preserve the security of the related Home Loan, including making any Servicing Advances that are necessary to cure the default or reinstate the Superior Lien. The Servicer shall immediately notify the Issuer and the Indenture Trustee of any such action or circumstances. Any Servicing Advances by the Servicer pursuant to its obligations in this Section 4.06 shall comply with requirements set forth in
Section 4.01(b) hereof.

     Section 4.07.  Subservicing.  (a)  The Servicer may, with the prior
                    ------------
written consent of the Indenture Trustee and each Rating Agency, enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give prior written notice to the Issuer, the Indenture Trustee of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either directly service the related Home Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Issuer, the Indenture Trustee and Securityholders for the servicing and administering of the Home Loans in accordance with the provisions of this
Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor Servicer, on behalf of the Issuer, the Indenture Trustee, and the Securityholders pursuant to Section 4.08, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms. The successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Issuer, the Indenture Trustee and the Securityholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and none of the Issuer, the Indenture Trustee or the Securityholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in
Section 4.07(c) above.

     Section 4.08.  Successor Servicers.  In the event that the Servicer is
                    -------------------
terminated pursuant to  Section 10.01 hereof, or resigns  pursuant to Section
9.04 hereof or otherwise becomes unable to perform its obligations under this Agreement, the Indenture Trustee will become the successor Servicer or will appoint a successor Servicer in accordance with the provisions of Section
10.02 hereof; provided that any successor Servicer, including the Indenture Trustee, shall satisfy the requirements of an Eligible Servicer and shall be approved by each Rating Agency.


                                  ARTICLE V

                       ESTABLISHMENT OF TRUST ACCOUNTS

     Section 5.01.  Collection Account and Note Payment Account.
                    -------------------------------------------

     (a)(1)    Establishment of Collection Account.  The Servicer shall cause
               -----------------------------------
to be established and maintained in the name of the Securities Intermediary one or more Collection Accounts which shall be pledged to the Indenture Trustee for the benefit of Securityholders, which shall be separate Eligible Accounts, which may be interest-bearing, entitled "Collection Account, U.S. Bank National Association, as Indenture Trustee, in trust for the FIRSTPLUS Asset Backed Securities, Series 1998-2". The Collection Account may be maintained with the Indenture Trustee or, subject to the following paragraph, any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution. A copy of such letter agreement shall be furnished to the Indenture Trustee and, upon request of any Securityholder, to such Securityholder. Funds in the Collection Account shall be invested in accordance with Section 5.06.

     As of the Closing Date, the Collection Account shall be established with the Indenture Trustee, and thereafter upon written notice to the Issuer and the Indenture Trustee, and the Collection Account may be transferred by the Servicer to a different depository institution so long as such transfer is to an Eligible Account.

     (a)(2)    Establishment of Note Payment Account.  No later than the
               -------------------------------------
Closing Date, the Servicer shall cause to be established and maintained in the name of the Securities Intermediary one or more Note Payment Accounts which shall be pledged to the Indenture Trustee for the benefit of Securityholders, which shall be separate Eligible Accounts, which may be interest-bearing and which shall be entitled "Note Payment Account, U.S. Bank National Association, as Indenture Trustee, in trust for the "FIRSTPLUS Asset Backed Securities, Series 1998-2." Funds in the Note Payment Account shall be invested in accordance with Section 5.06.

     (b)(1)    Deposits to Collection Account.  The Servicer shall use its
               ------------------------------
best efforts to deposit or cause to be deposited (without duplication) within one (1) Business Day, and shall in any event deposit within two (2) Business Days, of receipt thereof in the Collection Account (or within two Business Days following the Closing Date, in the case of amounts received prior to
such  date)   and  retain   therein  in  trust   for  the   benefit  of   the
Securityholders:

       (i) all payments on account of principal on each Home Loan received after its related Cut-Off Date;

      (ii) all payments on account of interest on each Home Loan received after its related Cut-Off Date;

     (iii) all Net Liquidation Proceeds and Post-Liquidation Proceeds pursuant to Sections 4.02 or 4.04;

      (iv)     all Insurance Proceeds;

       (v)     all Released Mortgaged Property Proceeds;

      (vi) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to
     Section 3.05;

     (vii) any amount required to be deposited in the Collection Account pursuant to the receipt of proceeds from any fidelity bond or errors and omission insurance under Section 4.03 or the deposit of the Termination Price and any other proceeds of the sale of the Home Loans under Section 11.02; and

    (viii)     interest and gains on funds held in the Collection Account.

     The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to Section 7.03, and such amounts retained by the Servicer during a Due Period shall be excluded from the calculation of the Servicing Compensation that is distributable to the Servicer from the Note Payment Account on the next Payment Date following such Due Period.

     (b)(2)    Deposits to Note Payment Account.  On the Withdrawal Date with
               --------------------------------
respect to each Payment Date, the Indenture Trustee (based on information contained in the Servicer's Monthly Remittance Report for such Payment Date) shall (i) withdraw the Available Collection Amount with respect to such
Payment Date from the Collection Account, (x) pay the portion thereof representing 36.667% of amounts attributable to interest collected during the initial Due Period to the Transferor, (y) pay the portion thereof representing income or gain from investments credited to the Collection Account during the preceding Due Period to the Servicer as Servicing Compensation with respect to such Payment Date, and (z) deposit the remainder in the Note Payment Account and (ii) make withdrawals from the Pre-Funding Account of amounts required to be deposited in the Note Payment Account from such accounts on such Withdrawal Date and deposit into the Note Payment Account the amounts so withdrawn.

     (c)  Withdrawals from Note Payment Account.  Subject to Section 5.01(e),
          -------------------------------------
no later than 11:00 a.m. (New York City time) on the second Business Day prior to each Payment Date, to the extent funds are available in the Note Payment Account, the Indenture Trustee (based on the information contained in the Servicer's Monthly Remittance Report for such Payment Date) shall either
(1) retain funds in the Note Payment Account for payment or distribution on such Payment Date or (2) make withdrawals from the Note Payment Account and deposits into the other Trust Accounts as indicated, in each case as specified below and in the following order of priority:

          (1) to retain in the Note Payment Account for payment on such Payment Date pursuant to the Indenture, to the Servicer, an amount equal to the Servicing Compensation (net of (i) any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above,
     (ii) any amounts representing income or gain from investments credited to the Collection Account and paid to the Servicer pursuant to subsection (b)(2) above and (iii) the Indenture Trustee Fee, which shall be paid to the Indenture Trustee) and all unpaid Servicing Compensation from prior Due Periods;

          (2) to retain in the Note Payment Account for payment pursuant to the Indenture on such Payment Date and to deposit in the Certificate Distribution Account for distribution pursuant to Section 5.02, any amount remaining from the Pre-Funding Account Deposit at the end of the Funding Period, which will be paid (x) if no Indenture Event of Default has occurred and such amount remaining is greater than $50,000, in reduction, on a pro rata basis, of the Class Principal Balances (and Component Principal Balance) of each Class of Securities (and the B-2 Component) as provided in Section 8.2(a)(ii) of the Indenture and
     Section 5.05(c)(i) hereof, (y) if no Indenture Event of Default has occurred and such amount remaining is less than or equal to $50,000, such remaining amount will be retained in the Note Payment Account and be paid on the Pre-Funding Termination Payment Date sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Notes, in that order, in reduction of the Class Principal Balances thereof, or (z) if an Indenture Event of Default has occurred, such remaining amount will be retained in the Note Payment Account and be paid in reduction of the Class Principal Balances of each Class of Notes, pro rata based on the Class Principal Balances thereof;

          (3) to retain in the Note Payment Account with respect to the Notes, or to deposit in the Certificate Distribution Account with respect to the Residual Interest Certificate, as applicable, to the extent of the Regular Payment Amount for such Payment Date, in the following order of priority:

                 (i) for payment pursuant to the Indenture to the holders of the Senior Notes, the Senior Noteholders' Interest Payment Amount for such Payment Date, allocated to each Class of Senior Notes, pro rata, based on the amount of interest payable in respect of each such Class based on the applicable Interest Rate;

                (ii) for payment pursuant to the Indenture to the holders of the Class M-1 Notes, the Class M-1 Noteholders' Interest Payment Amount for such Payment Date;

               (iii) for payment pursuant to the Indenture to the holders of the Class M-2 Notes, the Class M-2 Noteholders' Interest Payment for such Payment Date;

                (iv) for payment pursuant to the Indenture to the holders of the Class B-1 Notes, the Class B-1 Noteholders' Interest Payable Amount for such Payment Date;

                 (v) for distribution pursuant to Section 5.05 to the holder of the Residual Interest Certificate, in respect of the A IO Component, the A IO Component's Interest Distributable Amount for such Payment Date;

                (vi) for distribution pursuant to Section 5.05 to the holder of the Residual Interest Certificate, in respect of the B-2 Component, the B-2 Component's Interest Distributable Amount for such Payment Date;

               (vii) for payment pursuant to the Indenture to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate of the Class Principal Balances of the Senior Notes to the Senior Optimal Principal Balance for such Payment Date;

              (viii) for payment pursuant to the Indenture to the holders of the Class M-1 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class M-1 Optimal Principal Balance for such Payment Date;

                (ix) for payment pursuant to the Indenture to the holders of the Class M-2 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class M-2 Optimal Principal Balance for such Payment Date;

                 (x) for payment pursuant to the Indenture to the holders of the Class B-1 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class B-1 Optimal Principal Balance for such Payment Date;

                (xi) for distribution pursuant to Section 5.05 to the holder of the Residual Interest Certificate, in respect of the B-2 Component, the amount necessary to reduce the Component Principal Balance thereof to the B-2 Component Optimal Principal Balance for such Payment Date;

               (xii) for payment pursuant to the Indenture to the holders of the Class M-1 Notes, the applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

              (xiii) for payment pursuant to the Indenture to the holders of the Class M-2 Notes, the applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

               (xiv) for payment pursuant to the Indenture to the holders of the Class B-1 Notes, the applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

                (xv) for distribution pursuant to Section 5.05 to the holder of the Residual Interest Certificate, in respect of the B-2 Component, the applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

               (xvi) for distribution pursuant to Section 5.05 to the Servicer, an amount equal to any Servicing Advances previously made by the Servicer and not previously reimbursed (the "Servicing Advance Reimbursement Amount"); and

              (xvii) to deposit any remaining amount in the Certificate Distribution Account for distribution pursuant to Section 5.05 to the holder of the Residual Interest Certificate, in respect of the Excess Component.

          (4) to retain in the Note Payment Account with respect to the Notes, or to deposit in the Certificate Distribution Account with respect to the Residual Interest Certificate, as applicable, to the extent of the Excess Spread, if any, in the following order of priority:

                 (i) in an amount equal to the Overcollateralization Shortfall, if any, as follows:

                    (A) for payment pursuant to the Indenture to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate of the Class Principal Balances of the Senior Notes to the Senior Optimal Principal Balance for such Payment Date;

                    (B) for payment pursuant to the Indenture to the holders of the Class M-1 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class M-1 Optimal Principal Balance for such Payment Date;

                    (C) for payment pursuant to the Indenture to the holders of the Class M-2 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class M-2 Optimal Principal Balance for such Payment Date;

                    (D) for payment pursuant to the Indenture to the holders of the Class B-1 Notes, the amount necessary to reduce the Class Principal Balance thereof to the Class B-1 Optimal Principal Balance for such Payment Date, and

                    (E) for distribution pursuant to Section 5.05 to the holder of the Residual Interest Certificate, in respect of the B-2 Component, the amount necessary to reduce the Component Principal Balance thereof to the B-2 Component Optimal Principal Balance for such Payment Date;

                (ii) for payment pursuant to the Indenture to the holders of the Class M-1 Notes, the applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

               (iii) for payment pursuant to the Indenture to the holders of the Class M-2 Notes, the applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

                (iv) for payment pursuant to the Indenture to the holders of the Class B-1 Notes, the applicable Deferred Amount, if any, until such Deferred Amount has been paid in full;

                 (v) for distribution pursuant to Section 5.05 to the holder of the Residual Interest Certificate, in respect of the B-2 Component, the applicable Deferred Amount, if any, until such Deferred Amount has been paid in full; and

                (vi) for distribution pursuant to Section 5.05 to the holder of the Residual Interest Certificate, in respect of the Excess Component, any amount remaining in the Certificate Distribution Account.

     Notwithstanding that the Notes have been paid in full, the Indenture Trustee and the Servicer shall continue to maintain the Collection Account and the Note Payment Account hereunder until the Class Principal Balance of each Class of Securities has been reduced to zero.

     (d)  Additional Withdrawals from Collection Account.  The Indenture
          ----------------------------------------------
Trustee, at the direction of the Servicer, shall also make the following withdrawals from the Collection Account, in no particular order of priority:

       (i) to withdraw and pay as directed by the Servicer any amount not required to be deposited in the Collection Account, including, without limitation, any payments on or proceeds from a Home Loan received on or prior to its related Cut-Off Date, or deposited therein in error; and

      (ii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

     The Servicer shall not retain any cash or investment in the Collection Account for a period in excess of 12 months and cash therein shall be considered transferred to the Note Payment Account on a first-in, first-out basis.

     (e)  Additional Withdrawals from Note Payment Account Following Early
          ----------------------------------------------------------------
Redemption or Termination.  No later than 11:00 a.m. (New York City time) on
-------------------------
the second Business Day prior to the Payment Date on which an early redemption or termination pursuant to Section 11.02(a) or Section 11.02(b) is to occur, to the extent funds are available in the Note Payment Account, the Indenture Trustee (based on the information contained in the Servicer's Monthly Remittance Report for such Payment Date) shall either (x) retain funds in the Note Payment Account for payment on such Payment Date or (y) make withdrawals from the Note Payment Account and deposits into the other Trust Accounts as indicated, in each case as specified below and in the following order of priority: (1) to deposit in the Certificate Distribution Account for distribution pursuant to Section 5.05 to the Servicer, the Servicing Advance Reimbursement Amount, and (2) to retain in the Note Payment Account or to deposit in the Certificate Distribution Account, as specified in each succeeding clause: (i) to retain in the Note Payment Account for payment pursuant to the Indenture to the holders of the Notes, all accrued and unpaid interest on each Class of Notes and an amount equal to the aggregate of the then outstanding Class Principal Balances of each Class of Notes; (ii) to deposit in the Certificate Distribution Account for distribution pursuant to Section 5.05 to the Certificateholder, all accrued and unpaid interest on the Residual Interest Certificate and an amount equal to the aggregate of the then outstanding Class Principal Balance of the
Residual Interest Certificate; (iii) to retain in the Note Payment Account for payment pursuant to the Indenture to the holders of the Class M-1, Class M-2 and Class B-1 Notes, in that order, the applicable Deferred Amounts, if any, until each such Deferred Amount has been paid in full; (iv) to deposit in the Certificate Distribution Account for distribution pursuant to
Section 5.05 to the Residual Interest Certificate, in respect of the B-2 Component, in that order, the applicable Deferred Amounts, if any, until each such Deferred Amount has been paid in full; and (v) to deposit any remaining amount in the Certificate Distribution Account for distribution pursuant to
Section 5.05 to the Residual Interest Certificate, in respect of the Excess Component.

     Section 5.02.  Pre-Funding Account.  (a) Establishment and Withdrawals.
                    -------------------       -----------------------------
No later than the Closing Date, the Servicer shall establish and maintain with the Indenture Trustee in the name of the Securities Intermediary one or more separate Eligible Accounts which shall be pledged to the Indenture Trustee for the benefit of Securityholders, entitled "Pre-Funding Account, U.S. Bank National Association, as Indenture Trustee, in trust for the FIRSTPLUS Asset Backed Securities, Series 1998-2." On the Closing Date, the Pre-Funding Account Deposit shall be deposited into the Pre-Funding Account from the proceeds of the sale of the Securities. On any Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to the Subsequent Purchase Price for the Subsequent Home Loans sold to the Issuer on such Subsequent Transfer Date pursuant to a Subsequent Transfer Agreement and pay such withdrawn amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02 of this Agreement with respect to such transfer. Funds in the Pre-Funding Account shall be invested in accordance with Section 5.06. On each Payment Date, all interest and any other investment earnings on funds held in the Pre-Funding Account shall be deposited into the Note Payment Account.

     (b)  (Reserved)

     (c)  Remaining Balance.  If the Pre-Funding Account has not been reduced
          -----------------
to zero by the close of business on the date on which the Funding Period ends, the Servicer shall direct the Indenture Trustee to deposit any amounts remaining in the Pre-Funding Account into the Note Payment Account, on the Withdrawal Date with respect to the Pre-Funding Termination Payment Date, for payment or distribution of such remaining amount (net of reinvestment earnings) on the Pre-Funding Termination Payment Date as follows:

            (i) if no Indenture Event of Default has occurred and such remaining amount is greater than $50,000, to the Securityholders in reduction of the Class Principal Balances (and Component Principal Balance) of the Securities (and the B-2 Component), pro rata on the basis of their respective Class Principal Balances (or Component Principal Balance);

          (ii) if no Indenture Event of Default has occurred and such remaining amount is less than or equal to $50,000, sequentially to each Class of Senior Notes in ascending order of their respective Class designations in reduction of the respective Class Principal Balances thereof; or

          (iii) if an Indenture Event of Default has occurred, to the Noteholders in reduction of the Class Principal Balance of each Class of Notes, pro rata on the basis of the Class Principal Balance of each Class of Notes.

     Section 5.03.  (Reserved)

     Section 5.04.  (Reserved)

     Section 5.05.  Certificate Distribution Account.  (a)  Establishment.
                    --------------------------------        -------------
No later than the Closing Date, the Servicer, for the benefit of the Certificateholder, will establish and maintain in the name of the Securities Intermediary with U.S. Bank National Association for the benefit of the Owner Trustee or Co-Owner Trustee on behalf of the Certificateholder one or more separate Eligible Accounts, which while the Co-Owner Trustee holds such Trust Account shall be entitled "Certificate Distribution Account, U.S. Bank National Association, as Co-Owner Trustee, in trust for the FIRSTPLUS Asset Backed Securities, Series 1998-2." Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.06.

     (b)  (Reserved)

     (c)  Distributions.  Subject to Section 5.05(f), no later than the
          -------------
second Business Day before each Payment Date, the Indenture Trustee shall withdraw from the Note Payment Account all amounts required to be deposited in the Certificate Distribution Account with respect to the preceding Due Period pursuant to Section 5.01(c) and remit such amount to the
Owner Trustee or the Co-Owner Trustee for deposit into the Certificate Distribution Account. On each Payment Date, the Owner Trustee or the Co-Owner Trustee shall distribute all amounts on deposit in the Certificate Distribution Account to the Certificateholder in respect of the Residual Interest Certificate to the extent of amounts due and unpaid on the Residual Interest Certificate for principal and interest and to the other parties specified below the following amounts:

            (i) only to the extent of funds withdrawn from the Pre-Funding Account attributable to the remaining amount therein and deposited in the Certificate Distribution Account by the Indenture Trustee pursuant to Section 5.01(c)(2) to the Residual Interest Certificate, in respect of the B-2 Components;

           (ii) to the Residual Interest Certificate, in respect of the A IO and B-2 Components, the amounts, if any, deposited in the Certificate Distribution Account pursuant to Sections 5.01(c)(3) and 5.01(c)(4), in the order of priority provided therein;

          (iii) to the Servicer, the amount, if any, in respect of the Servicing Advance Reimbursement Amount deposited in the Certificate Distribution Account pursuant to Section 5.01(c)(3)(xvi); and

           (iv) to the Residual Interest Certificate, in respect of the Excess Component, the amounts deposited in the Certificate Distribution Account pursuant to Sections 5.01(c)(3)(xvii) and 5.01(c)(4)(vi).

     (d) All distributions made on the Residual Interest Certificate shall be made by wire transfer of immediately available funds to the account of such Certificateholder. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to the Certificateholder of such final distribution.

     (e)  Distributions Following Early Redemption or Termination.  No later
          -------------------------------------------------------
than the second Business Day before the Payment Date on which an early redemption or termination pursuant to Section 11.02(a) or 11.02(b) is to occur, the Indenture Trustee shall withdraw from the Note Payment Account all amounts required to be deposited in the Certificate Distribution Account with respect to the preceding Due Period pursuant to Section 5.01(e) and remit such amount to the Owner Trustee or the Co-Owner Trustee for deposit into the Certificate Distribution Account. On such Payment Date, the Owner Trustee or the Co-Owner Trustee shall distribute all amounts on deposit in the Certificate Distribution Account to the Certificateholder in respect of the Residual Interest Certificate to the extent of amounts due and unpaid on the Residual Interest Certificate for principal and interest and to the other parties specified below the following amounts:

            (i) to the Residual Interest Certificate, in respect of the A IO Component, all accrued and unpaid interest thereon;

           (ii) to the Residual Interest Certificate, in respect of the B-2 Component, an amount equal to the Component Principal Balance of the B-2 Component and all accrued and unpaid interest thereon;

          (iii) to the Residual Interest Certificate, in respect of the B-2 Component, the amount, if any, deposited in the Certificate Distribution Account pursuant to Section 5.01(e)(2)(iv); and

           (iv) to the Residual Interest Certificate, in respect of the Excess Component, the amount, if any, deposited in the Certificate Distribution Account pursuant to Section 5.01(e)(2)(v).

     Section 5.06.  Trust Accounts; Trust Account Property.  (a)  Control of
                    --------------------------------------
Trust Accounts. Each of the Trust Accounts established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts paid or distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such payment or distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent)
(i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account. With respect to the Trust Accounts, the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

     In addition to this Agreement, the Certificate Distribution Account established hereunder also shall be subject to and established and maintained in accordance with the Trust Agreement. The Owner Trustee or Co-Owner Trustee shall possess all right, title and interest for the benefit of the Certificateholders in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Issuer (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent)
(i) establish  a new Certificate Distribution Account as an Eligible Account,
(ii) terminate   the   ineligible  Certificate   Distribution   Account,  and
(iii) transfer any cash and investments from such ineligible Certificate Distribution Account to such new Certificate Distribution Account. The Owner Trustee and Co-Owner Trustee agree, by their acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee and Co-Owner Trustee for the
benefit of the Issuer and the   parties   entitled  to   distributions
therefrom,   including  without limitation, the Certificateholders,  and the
Owner Trustee and the Co-Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account.

     The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee or Co-Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or Owner Trustee or Co-Owner Trustee to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of permitting the Servicer to carry out its duties hereunder or permitting the Indenture Trustee or Owner Trustee or Co-Owner Trustee to carry out its duties herein or under the Indenture or the Trust Agreement, as applicable.

     (b)(1)    Investment of Funds.  So long as no Event of Default shall
               -------------------
have occurred and be continuing, the funds held in any Trust Account or in the Certificate Distribution Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by the Servicer, in the case of the Collection Account, or by the Transferor, in the case of each other Trust Account and the Certificate Distribution Account, in each case in writing or by telephone or facsimile transmission confirmed in writing by the Servicer or the Transferor, as applicable. In any case, funds in any Trust Account or in the Certificate Distribution Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than three (3) Business Days (except with respect to the Note Payment Account, Pre-Funding Account and Certificate Distribution Account, which shall be invested on a one (1) Business Day basis) immediately preceding the Payment Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to
Section 5.06(b)(2) below. All interest and any other investment earnings on amounts or investments held in any Trust Account or in the Certificate Distribution Account shall be deposited into such account immediately upon receipt by the Indenture Trustee, or in the case of the Certificate Distribution Account, the Owner Trustee or Co-Owner Trustee, as applicable. All Permitted Investments in which funds in any Trust Account are invested must be held by or registered in the name of "U.S. Bank National Association, as Indenture Trustee, in trust for the FIRSTPLUS Asset Backed Securities, Series 1998-2". While the Co-Owner Trustee holds the Certificate Distribution Account, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name of "U.S. Bank National Association, as Co-Owner Trustee, in trust for the FIRSTPLUS Asset Backed Securities, Series 1998-2".

     (b)(2)    Insufficiency and Losses in Trust Accounts.  If any amounts
               ------------------------------------------
are needed for disbursement from any Trust Account or the Certificate Distribution Account and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account. The Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee or Co-Owner Trustee, respectively, to perform in accordance with this
Section 5.06.

          If any losses are realized in connection with any investment in any Trust Account or in the Certificate Distribution Account pursuant to this Agreement and the Indenture, then the Servicer, with respect to the Collection Account, and the Transferor, with respect to each other such account, shall deposit the amount of such losses (to the extent not offset by income from other investments in such account) in such account immediately upon the realization of such loss or, to the extent that the Servicer or the Transferor, as applicable, fails to deposit any portion of such amount, the Transferor or the Servicer, as applicable, shall deposit any insufficiency from such failure in such account. All interest and any other investment earnings on amounts held in any Trust Account or in the Certificate Distribution Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of each Trust Account and of the Certificate Distribution Account.

     (c) Subject to Section 6.1 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee, with respect to such Permitted Investment, is the obligor and has defaulted thereon).

     (d) The Issuer and the Indenture Trustee hereby appoint U.S. Bank National Association as Securities Intermediary with respect to the Trust Accounts and the Certificate Distribution Account. The Issuer has, pursuant to the Indenture, granted to the Indenture Trustee, as collateral agent for the benefit of the Securityholders, a security interest to secure all amounts due Noteholders hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, and the Seller hereby grants to the Issuer, as collateral agent for the benefit of Certificateholders, a security interest to secure all mounts due Certificateholders hereunder in and to the Certificate Distribution Account and the Security Entitlements and all Financial Assets credited to the Certificate Distribution Account, including in each case without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such accounts and all proceeds thereof. Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Securityholders, and amounts held from time to time in the Certificate Distribution Account will continue to be held by the Securities Intermediary for the benefit of the Issuer, as collateral agent, for the benefit of the Certificateholders. Upon the termination of the Trust or the discharge of the Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Securities or interests therein, the Securityholders shall be deemed to have appointed U.S. Bank National Association as Securities Intermediary. U.S. Bank National Association hereby accepts such appointment as Securities Intermediary.

          (1) With respect to the Trust Account Property credited to the Trust Accounts and the Certificate Distribution Account, the Securities Intermediary agrees that:

               (i) with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

               (ii) the sole assets permitted in the Trust Accounts and the Certificate Distribution Account shall be those as the Securities Intermediary agrees to treat as Financial Assets; and

               (iii) any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account or the Certificate Distribution Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Securities Intermediary or such other institution has Control;

          (2) The Securities Intermediary hereby confirms that (A) each Trust Account and the Certificate Distribution Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Indenture Trustee, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, and the Issuer, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to the Certificate Distribution Account, (B) all Trust Account Property in respect of any Trust Account or the Certificate Distribution Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account or the Certificate Distribution Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case (x) will any Financial Asset credited to any Trust Account be registered in the name of the Seller or the Issuer, payable to the order of the Seller or the Issuer or specially endorsed to the Seller or the Issuer, or (y) will any Financial Asset credited to the Certificate Distribution Account be registered in the name of the Seller, payable to the order of the Seller or specially endorsed to the Seller, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

          (3) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Trust Account or the Certificate Distribution Account shall be treated as a Financial Asset;

          (4) If at any time the Securities Intermediary shall receive any order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Seller, the Issuer or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that the Trust has been terminated or the Indenture discharged in accordance herewith and with the Trust Agreement or the Indenture, as applicable, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Seller or the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Indenture Trustee or any other Person;

          If at any time the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to the Certificate Distribution Account, the Securities
     Intermediary shall comply with such entitlement order without further consent by the Seller or any other Person. If at any time the Issuer notifies the Securities Intermediary in writing that the Trust has been terminated in accordance herewith and with the Trust Agreement and the security interest granted above has been released, then thereafter if the Securities Intermediary shall receive any order from the Seller directing transfer or redemption of any Financial Asset relating to the Certificate Distribution Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer or any other Person;

          (5)  In  the  event   that  the  Securities  Intermediary   has  or
     subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or the Certificate Distribution Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee, in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Distribution Account. The Financial Assets credited to the Trust Accounts or the Certificate Distribution Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Indenture Trustee, in the case of the Trust Accounts, or the Issuer, in the case of the Certificate Distribution Account (except that the Securities Intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts and the Certificate Distribution Account, and (ii) the face amount of any checks which have been credited to any Trust Account or the Certificate Distribution Account but are subsequently returned unpaid because of uncollected or insufficient funds);

          (6) There are no other agreements entered into between the Securities Intermediary in such capacity and the Seller or the Issuer with respect to any Trust Account, or the Seller with respect to the Certificate Distribution Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

          (7) The rights and powers granted under the Indenture and herein to (x) the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and (y) the Issuer have been granted in order to perfect its security interest in the Certificate Distribution Account and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Seller (or the Issuer, in the case of the Trust Accounts) nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts or the Issuer in the Certificate Distribution Account, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Indenture Trustee or the Issuer, as applicable, has notified the Securities Intermediary of such termination in writing; and

          (8) Notwithstanding anything else contained herein, the Seller and the Issuer agree that the Trust Accounts and the Certificate Distribution Account will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Indenture Trustee, as collateral agent, without further consent by the Seller or the Issuer, and with Entitlement Orders related to the Certificate Distribution Account issued by the Issuer, as collateral agent, without further consent by the Seller; (2) until termination of the Trust or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, as collateral agent with respect to the Trust Accounts, or the Issuer, as collateral agent with respect to the Certificate Distribution Account; and (3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

     (e) The Servicer shall have the power, revocable by the Indenture Trustee or by the Issuer with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Issuer to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     Section 5.07.  Allocation of Losses.  (a)  In the event that Net
                    --------------------
Liquidation  Proceeds,  Insurance  Proceeds  or  Released Mortgaged  Property
Proceeds on a Liquidated Home Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Home Loan, such Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first to interest accrued at the Home Loan Interest Rate and then to principal.

     (b) On any Payment Date, any Allocable Loss Amount shall be applied, after giving effect to all payments and distributions made on such Payment Date, to the reduction of the Class Principal Balances of the Subordinate Securities in accordance with the Allocable Loss Amount Priority. Any Allocable Loss Amount allocated to a Class of Securities pursuant to this
Section 5.07(b) shall be allocated among the Securities of such Class in proportion to their respective outstanding principal balances.

                                  ARTICLE VI

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

     Section 6.01.  Statements.  (a)  No later than each Determination Date,
                    ----------
the Servicer shall deliver to the Indenture Trustee a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee may reasonably require.

     (b)(1) Subject to the modification of the Servicer's Monthly Statement by the Servicer with the prior written consent of the Majority Securityholders and the Indenture Trustee, no later than three (3) Business Days before each Payment Date, the Servicer shall prepare and the Indenture Trustee shall distribute a monthly statement (the "Servicer's Monthly Statement", with respect to such Payment Date) to the Seller, the Securityholders and each Rating Agency, stating the date of original issuance of the Securities (day, month and year), the name of the Issuer (i.e., "FIRSTPLUS Home Loan Owner Trust 1998-2"), the series designation of the Securities (i.e., "Series 1998-2"), the date of this Agreement and the following information:

            (i) the Available Collection Amount, the Regular Payment Amount and the Excess Spread for the related Payment Date;

           (ii) the amount, if any, on deposit in the Pre-Funding Account on such Payment Date;

          (iii) the Class Principal Balance of each Class of Securities (and the Component Principal Balance or Component Notional Balance, as applicable, of the Components of the Residual Interest Certificate), and the Pool Principal Balance as of the first day of the related Due Period and after giving effect to payments and distributions made to the holders of such Securities on such Payment Date;

           (iv) the Class Pool Factor with respect to each Class of Securities then outstanding;

            (v) the amount of principal and interest received on the Home Loans during the related Due Period;

           (vi)     the amount, if any, of the Overcollateralization Surplus;

          (vii)     the Servicing Compensation for such Payment Date;

         (viii) the Overcollateralization Amount with respect to such Payment Date, the Required Overcollateralization Amount as of such Payment Date, the Net Loan Losses incurred during the related Due Period and the cumulative Net Loan Losses with respect to such Payment Date;

           (ix) the amount, if any, paid on such Payment Date to each Class of Subordinate Securities in respect of Deferred Amounts;

            (x) with respect to each Class of Subordinate Securities and the B-2 Component of the Residual Interest Certificate, the amount of any applicable Deferred Amounts remaining unreimbursed after giving effect to payments made on such Payment Date;

           (xi) the weighted average remaining term to maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans each as of such Payment Date;

          (xii) certain performance information, including delinquency and foreclosure information with respect to the Home Loans, as set forth in the Servicer's Monthly Remittance Report;

         (xiii) the amount of any Servicing Advance Reimbursement Amount to be paid to the Servicer on such Payment Date, and the amount of any Servicing Advance Reimbursement Amount remaining unpaid following such payment;

          (xiv) the number of and aggregate Principal Balance of all Home Loans in foreclosure proceedings (other than any Home Loans described in clause (xvi)) and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

           (xv) the number of and the aggregate Principal Balance of the Home Loans in bankruptcy proceedings (other than any Home Loans described in clause (xvii)) and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

          (xvi) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

         (xvii)     during the  related Due  Period, the  aggregate Principal
     Balance  of  Home Loans  for each  of  the following:  (A)   that became
     Liquidated Home  Loans, (B) that  became Deleted Home Loans  pursuant to
     Section 3.05 as a result of such Deleted Home Loans being Defective Home Loans, and (C) that became Deleted Home Loans pursuant to
     Section 3.05 as a result of such Deleted Home Loans being Liquidated Home Loans or a Home Loan in foreclosure, default or imminent default, including the foregoing amounts by loan type;

        (xviii) from the Closing Date through the most current Due Period, the cumulative aggregate Principal Balance of Home Loans for each of the following: (A) that became Liquidated Home Loans, and (B) that became Deleted Home Loans pursuant to Section 3.05 as a result of such Deleted Home Loans being in foreclosure, default or imminent default;

          (xix)     the  scheduled  principal   payments  and  the  principal
     prepayments received with respect to the Home Loans during the related Due Period;

           (xx) the number of and aggregate principal balance of all Home Loans (both during the related Due Period and in aggregate since the Closing Date) repurchased or substituted pursuant to Sections 2.06, 3.05 or 4.02;

          (xxi)     the number of Home Loans remaining in the Home Loan Pool;
          and

         (xxii) such other information as may be reasonably requested by the Indenture Trustee.

          (2) No later than three (3) Business Days before each Payment Date, the Servicer shall prepare and distribute to the Seller and each Rating Agency a monthly statement that includes the cumulative aggregate Principal Balance of Home Loans that became Deleted Home Loans pursuant to Section 3.05(c) as a result of such Deleted Home Loans being Defective Home Loans, from the Closing Date through the most current Due Period.

          (3) No later than seven days following a repurchase or substitution pursuant to Sections 2.06, 3.05 or 4.02, the Servicer shall notify each Rating Agency of the aggregate principal balances of the Home Loans repurchased or substituted and (if applicable) the relevant Substitution Adjustment.

     All reports prepared by the Servicer of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall prepare and direct the Indenture Trustee to distribute to each Person who at any time during the calendar year was a Securityholder, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses
(b)(iv)  and (v)  above,  aggregated  for such  calendar  year or  applicable
portion  thereof  during  which  such  Person was  a  Securityholder.    Such
obligation of the Indenture Trustee  shall   be  deemed  to  have  been
satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Securityholders pursuant to any requirements of the Code as are in force from time to time.

     (d) On each Payment Date, the Indenture Trustee shall forward to DTC and to the holder of the Residual Interest Certificate a copy of the Servicer's Monthly Statement in respect of such Payment Date and a statement setting forth the amounts actually distributed to the holder of the Residual Interest Certificate on such Payment Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

     (e) Within a reasonable period of time after the end of each calendar year, the Servicer shall prepare and direct the Indenture Trustee to distribute to each Person who at any time during the calendar year was the holder of the Residual Interest Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was the holder of the Residual Interest Certificate. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the holder of the Residual Interest Certificate pursuant to any requirements of the Code as are in force from time to time.

     (f) Upon reasonable advance notice in writing, the Servicer will provide to each Securityholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Home Loans sufficient to permit such Securityholder to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in such Securities.

     (g) The Servicer or its agent shall furnish to the Indenture Trustee, who in turn shall forward to each Securityholder, during the term of this Agreement, such periodic, special, or other reports, including information tax returns or reports required with respect to the Securities, including Internal Revenue Service Forms 1099 and (if instructed in writing by the Seller on the basis of the advice of legal counsel) and other similar reports that are required to be filed by the Servicer or its agent and the holder of Residual Interest Certificate, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Securityholders or the holders of the Residual Interest Certificate, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Securityholders may reasonably require.

     (h) Reports and computer tapes furnished by the Servicer and the Indenture Trustee pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Seller or the Servicer or for any other purpose except as set forth in this Agreement.

     Section 6.02   Reports of Foreclosure and Abandonment of Mortgaged
                    ---------------------------------------------------
Property.  Each year beginning in 1998 the Servicer, at its expense, shall
--------
make the reports of foreclosures and abandonments of any Mortgaged Property required by Section 6050J of the Code. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such Section 6050J of the Code.

     Section 6.03.  Specification of Certain Tax Matters.  Each
                    ------------------------------------
Securityholder shall provide the Indenture Trustee with a completed and executed Form W-9 prior to purchasing a Security. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any payments or distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.


                                 ARTICLE VII

                         GENERAL SERVICING PROCEDURES

     Section 7.01.  Assumption Agreements.  When a Mortgaged Property has
                    ---------------------
been or is about to be conveyed by the Obligor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Loan under any "due-on-sale" clause contained in the related Mortgage or Debt Instrument; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event or in the event the related Mortgage and Debt Instrument do not contain a "due-on-sale" clause, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Debt Instrument and, unless prohibited by applicable law or the Home Loan documents, the Obligor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Obligor is released from liability and such person is substituted as Obligor and becomes liable under the Debt Instrument. The Servicer shall notify the Custodian that any such substitution or assumption agreement has been completed by forwarding to the Custodian the original of such substitution or assumption agreement, which original shall be added by the Custodian to the related Indenture Trustee's Home Loan File and shall, for all purposes, be considered a part of such Indenture Trustee's Home Loan File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Home Loan Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Home Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 7.02.  Satisfaction of Mortgages and Release of Home Loan Files.
                    --------------------------------------------------------
Subject to the provisions of Sections 4.01 and 4.02, the Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Securityholders may have under the mortgage instruments. The Servicer shall maintain the fidelity bond and errors and omissions insurance as provided for in Section 4.03 insuring the Servicer against any loss it may sustain with respect to any Home Loan not satisfied in accordance with the procedures set forth herein.

     Upon the payment in full of any Home Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by an Officers' Certificate (which certificate shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.01(b) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Indenture Trustee's Home Loan File. Upon receipt of such certification and request and in accordance with Section 2.9 of the Indenture, the Custodian shall promptly release the related Indenture Trustee's Home Loan File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation and shall not be chargeable to the Collection Account, the Note Payment Account, or the Certificate Distribution Account. Upon receipt by the Custodian of the certification of a Servicing Officer with respect to the release of the Indenture Trustee's Home Loan File for any Home Loan or any documents included therein, the Custodian shall release to the Servicer such Indenture Trustee's Home Loan File and shall deliver such instruments of transfer presented to it by the Servicer as shall be necessary or appropriate for the release of such Indenture Trustee's Home Loan File in accordance with such certification of the Servicing Officer. The release to the Servicer of an Indenture Trustee's Home Loan File pursuant to such certification shall not require or be subject to the prior approval of the Indenture Trustee in the case of a release in connection with the following: (1) the satisfaction or release of a Mortgage upon the payment in full of the Home Loan or upon such Home Loan becoming a Liquidated Home Loan;
(2) a Home Loan in default for which the Servicer is or will be pursuing foreclosure or another method of liquidation pursuant to Section 4.02; or
(3) the correction of documentation in the Indenture Trustee's Home Loan File for errors and ambiguities, provided that such corrections shall be performed and returned to the Custodian in a prompt manner, and provided further that no more than 100 Indenture Trustee's Home Loan Files shall be released and held by the Servicer at any one time. In the case of a release of the related Indenture Trustee's Home Loan File to the Servicer in connection with a substitution or repurchase of any Home Loan pursuant to Section 3.05 or
Section 11.02 or a release for other servicing reasons, such release of the Indenture Trustee's Home Loan File by the Custodian shall be subject to the prior approval of the Indenture Trustee.

     The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any  legal action brought  to obtain judgment against any Obligor on the Debt Instrument or Mortgage or  to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Debt
Instrument or Mortgage or  otherwise available at law or in  equity.
Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Home Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Collection Account.

     Subject to any other applicable terms and conditions of this Agreement, the Indenture Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Home Loan, provided the obligee with respect to such Home Loan following such proposed assignment provides the Indenture Trustee and Servicer with a "Certification for Assignment of Home Loan" in form and substance satisfactory to the Indenture Trustee and Servicer, providing the following: (i) that the Home Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with or facilitate a refinancing under the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Home Loan and that the form of the transaction is solely to comply with or facilitate the transaction under such local laws; (iii) that the Home Loan following the proposed assignment will have a rate of interest not more than 0.25 percent below or above the rate of interest on such Home Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the related Obligor. Upon approval of an assignment in lieu of satisfaction with respect to any Home Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Home Loan and the Servicer shall treat such amount as a Principal Prepayment with respect to such Home Loan for all purposes hereof.

     Section 7.03.  Servicing Compensation.  As compensation for its services
                    ----------------------
hereunder, the Servicer shall be entitled to receive from the Collection Account, the Servicing Fee out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer and any custodial fees owed or payable to the Custodian. Additional servicing compensation in the form of assumption and other administrative fees, amounts remitted pursuant to
Section 7.01, prepayment penalties and late payment charges shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to
Section 5.01(b)(1) or if deposited into the Collection Account as part of the Servicing Compensation withdrawn from the Note Payment
Account pursuant to Section 8.2(a) of the Indenture.

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Servicer also agrees to pay (i) the Owner Trustee Fee and the Indenture Trustee Fee, and the fees of the Co-Owner Trustee and the Custodian, (ii) all reasonable costs and expenses incurred by the Indenture Trustee, the Owner Trustee or the Seller in investigating the Servicer's activities hereunder when, in the reasonable opinion of the Indenture Trustee, the Owner Trustee or the Seller, such investigation is warranted on the basis of adverse information about the Servicer obtained from a reasonably reliable source,
(iii) all reasonable costs and expenses incurred by any successor servicer or the Indenture Trustee in replacing the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement, and (iv) the annual Rating Agency monitoring fees.

     Section 7.04.  Quarterly Statements as to Compliance.  Not later than
                    -------------------------------------
the last day of the second month following the end of each quarter of the Servicer's Fiscal Year, beginning in May, 1998, the Servicer will deliver to the Indenture Trustee, the Issuer and to each Securityholder, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding quarter and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such quarter, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

     Section 7.05.  Annual Independent Public Accountants' Servicing Report.
                    -------------------------------------------------------
On or before 120 days after the end of each of the Servicer's fiscal years elapsing during the term of its appointment under this Agreement, beginning with the first fiscal year ending after the Closing Date, the Servicer, at its expense, shall furnish to the Seller, the Indenture Trustee, the Issuer, the Securityholders and the Rating Agencies (i) an opinion by a firm of independent certified public accountants on the financial position of the Servicer at the end of the relevant fiscal year and the results of operations and changes in financial position of the Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Servicer is then servicing any Home Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Servicer's loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for the United States Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

     Section 7.06.  Right to Examine Servicer Records.  Each Securityholder,
                    ---------------------------------
the Indenture Trustee, the Issuer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer to the extent provided in the related Subservicing Agreement) whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. Each Securityholder, the Indenture Trustee and the Issuer agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

     Section 7.07.  Reports to the Indenture Trustee; Collection Account
                    ----------------------------------------------------
Statements.  If the Collection Account is not maintained with the Indenture
----------
Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b), the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in Section 5.01(b)(2) and (d) and the aggregate amount of permitted withdrawals not made in the related Due Period in each case, for the related Due Period.


                                 ARTICLE VIII

                      REPORTS TO BE PROVIDED BY SERVICER

     Section 8.01.  Financial Statements.  The Servicer understands that, in
                    --------------------
connection with the transfer of the Securities, Securityholders may request that the Servicer make available to the Securityholders, to prospective Securityholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

     The Servicer also agrees to make available on a reasonable basis to the Securityholders, any prospective Securityholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Securityholders, any prospective Securityholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Securityholders and such prospective Securityholder that the Servicer has the ability to service the Home Loans in accordance with this Agreement.



                                  ARTICLE IX

                                 THE SERVICER

     Section 9.01.  Indemnification; Third Party Claims.  (a)  The Servicer
                    -----------------------------------
agrees to indemnify and hold the Indenture Trustee, the Co-Owner Trustee, the Issuer, the Seller and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Issuer, the Seller or any Securityholder may sustain directly resulting from the negligence or willful misconduct of the Servicer in the performance of its duties hereunder or in the servicing of the Home Loans in compliance with the terms of this Agreement. It is the express intention of
                                              ------------------------------
the parties to this Agreement that the indemnification and hold harmless
------------------------------------------------------------------------
obligations of the Servicer set forth in the preceding sentence shall apply
---------------------------------------------------------------------------
fully to claims, losses, etc. resulting from acts or omissions that may
-----------------------------------------------------------------------
constitute ordinary negligence on the part of the Servicer.  The Servicer
-----------------------------------------------------------
shall not be liable or responsible for any of the representations, covenants, warranties, responsibilities, duties or liabilities of any prior Servicer. The Servicer shall immediately notify the Indenture Trustee, the Issuer, the Seller and each Securityholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee and the Issuer) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee, the Issuer, the Seller and/or any Securityholder in respect of such claim.

     (b) The Seller agrees to indemnify and hold the Indenture Trustee, the Issuer, the Servicer and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Issuer, the Servicer or any Securityholder may sustain directly resulting from the negligence or willful misconduct of the Seller in the performance of its duties hereunder or in compliance with the terms of this Agreement. It is the express intention of the parties to this Agreement that
            -----------------------------------------------------------------
the indemnification and hold harmless obligations of the Seller set forth in
----------------------------------------------------------------------------
the preceding sentence shall apply fully to claims, losses, etc. resulting
--------------------------------------------------------------------------
from acts or omissions that may constitute ordinary negligence on the part
--------------------------------------------------------------------------
of the Seller.  The Seller shall immediately notify the Indenture Trustee,
--------------
the Issuer, the Servicer and each Securityholder if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Indenture Trustee and the Issuer) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Seller, the Servicer, the Indenture Trustee, the Issuer and/or any Securityholder in respect of such claim.

     (c) The Transferor agrees to indemnify and hold the Indenture Trustee, the Issuer, the Servicer and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Issuer, the Servicer or any Securityholder may sustain
directly  resulting  from  the  negligence  or  willful   misconduct  of  the
Transferor in the performance of its duties hereunder or in compliance with the terms of this Agreement. It is the express intention of the parties to
                              ---------------------------------------------
this Agreement that the indemnification and hold harmless obligations of the
----------------------------------------------------------------------------
Transferor set forth in the preceding sentence shall apply fully to claims,
--------------------------------------------------------------------------
losses, etc. resulting from acts or omissions that may constitute ordinary
--------------------------------------------------------------------------
negligence on the part of the Transferor.  The Transferor shall immediately
----------------------------------------
notify the Indenture Trustee, the Issuer, the Servicer and each Securityholder if a claim is made by a third party with respect to this Agreement, and the Transferor shall assume (with the consent of the
Indenture   Trustee  and the  Issuer) the defense of any such  claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Transferor, the Servicer, the Indenture Trustee, the Issuer and/or any Securityholder in respect of such claim.

     (d) The obligations of the Servicer, the Seller and the Transferor under this Section 9.01 shall survive the termination of this Agreement.

     Section 9.02.  Merger or Consolidation of the Servicer.  The Servicer
                    ---------------------------------------
shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee and the Issuer.

     Section 9.03.  Limitation on Liability of the Servicer and Others.  The
                    --------------------------------------------------
Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section
9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Home Loans in accordance with this Agreement.

     Section 9.04.  Servicer Not to Resign; Assignment.  (a)  The Servicer
                    ----------------------------------
shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Seller, the Indenture Trustee, the Issuer and the Majority Securityholders, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written opinion of counsel (who may be an employee of the Servicer) to such effect delivered to the Indenture Trustee, the Issuer and the Seller, which opinion of counsel shall be in form and substance acceptable to the Indenture Trustee and the Issuer. No such resignation shall become effective until the Indenture Trustee or a successor servicer has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

     (b) The Servicer shall not assign this Agreement or any of its obligations, rights and duties hereunder without the prior written consent of the Seller, the Indenture Trustee, the Issuer and the Majority Securityholders; provided, however, the Servicer may assign this Agreement
(i) without the prior written consent of the Seller, the Indenture Trustee and the Issuer, but with the prior written consent of the Majority Securityholders to the Indenture Trustee or (ii) without the prior written consent of the Seller, but with the prior written consent of the Indenture Trustee, the Issuer and the Majority Securityholders, to any Person that (A) services not less than $25,000,000 in aggregate outstanding principal amount of loans similar in type to the Home Loans, (B) has a net worth of not less than $2,500,000, (C) has a blanket fidelity bond and errors and omissions insurance coverage satisfying the requirements set forth in Section 4.03 and
(D) will not cause any rating of any Class of the Securities in effect immediately prior to such assignment to be qualified, downgraded or withdrawn, as evidenced by a letter from each Rating Agency to such effect. Any such assignment to a successor servicer (other than the Indenture Trustee) shall be effective only upon delivery to the Indenture Trustee and the Issuer of an agreement, duly executed by the Servicer and such successor servicer in a form reasonably satisfactory to the Indenture Trustee and the Issuer, in which such successor servicer shall assume the due and punctual performance of each covenant and condition to be performed or observed by the Servicer hereunder.

     Section 9.05.  Relationship of Servicer to the Issuer and the Indenture
                    --------------------------------------------------------
Trustee.  The relationship of the Servicer (and of any successor to the
-------
Servicer as servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

                                  ARTICLE X

                                   DEFAULT

     Section 10.01.  Events of Default.  (a)  In case one or more of the
                     -----------------
following Events of Default by the Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) any payments in respect of the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; or

           (ii) any failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement (other than a covenant, obligation or agreement, or default in the observance of which, that is elsewhere in this Section 10.01 specifically dealt with), which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Indenture Trustee or the
     Issuer, or (b) to  the   Servicer,  the  Indenture   Trustee  or  the
     Issuer   by  any  Securityholder; or

          (iii) (A) the entry by a court or supervisory authority having jurisdiction of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or
     (B) the appointment a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of such member or of any substantial part of its property, or ordering the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

           (iv) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent or the consent by the Servicer to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Servicer, or the filing by the Servicer of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Servicer to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by the Servicer of an assignment for the benefit of creditors, or the Servicer's failure to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action; or

            (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

           (vi) the Majority Securityholders (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer

               a)   has  experienced   a  material  adverse  change   in  its
                    business,  assets,  liabilities,   operations,  condition
                    (financial or otherwise) or prospects,

               b)   has defaulted on any of its material obligations, or

               c) has ceased to conduct its business in the ordinary course; or

          (vii) as of any Determination Date, the total Expected Loan Loss Percentage (as defined below) exceeds (1) up to the fifth (5th) anniversary of the February 28, 1998 Cut-Off Date, 20.5%, or
     (2) thereafter, 30.75% (where the "Expected Loan Loss Percentage" shall be the sum of (A) the cumulative Net Loan Losses divided by the Assumed Pool Principal Balance, plus (B) 25% of the aggregate Principal Balance of the Home Loans which are then more than 30 but less than 60 days delinquent divided by the Assumed Pool Principal Balance, plus (C) 50% of the aggregate Principal Balance of the Home Loans which are then more than 60 but less than 90 days delinquent divided by the Assumed Pool Principal Balance, plus (D) 100% of the aggregate Principal Balance of the Home Loans which are then more than 90 days delinquent divided by the Assumed Pool Principal Balance).

     (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Majority Securityholders, the Indenture Trustee or the Issuer by notice in writing to the Servicer and each Rating Agency may, in addition to whatever rights such Person may have at law or equity to damages, including injunctive relief and specific performance terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in a successor servicer acceptable to the Rating Agencies, or the Indenture Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer, or Indenture Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Home Loans.

     Section 10.02.  Indenture Trustee to Act; Appointment of Successor.  On
                     --------------------------------------------------
and after the date the Servicer receives a notice of termination  pursuant to
Section  10.01, or  the Indenture  Trustee  receives the  resignation of  the
Servicer evidenced by an opinion of counsel or accompanied by the consents required by Section 9.04, or the Servicer is removed as Servicer pursuant to this Article X, then, subject to Section 4.08, the Indenture Trustee, with the consent of the Majority Securityholders, shall appoint a successor Servicer acceptable to the Rating Agencies to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor Servicer shall not be liable for any actions of any Servicer prior to it; provided further, however, that if a successor Servicer cannot be retained in a timely manner, the Indenture Trustee shall act as successor Servicer and shall assume the responsibilities of the Servicer hereunder. In the event that the Indenture Trustee assumed the responsibilities of Servicer pursuant to this Section 10.02, the Indenture Trustee will become licensed, qualified and in good standing in each Mortgaged Property State the laws of which require licensing or qualification, in order to perform its obligations as Servicer hereunder or, alternatively, shall retain an agent who is so licensed, qualified and in good standing in any such Mortgaged Property State. The successor Servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor Servicer appointed pursuant to this Section 10.02, shall be entitled to all Servicing Compensation as provided in this Agreement. The Servicer shall not be entitled to any termination fee if it is terminated pursuant to Section 10.01, but shall be entitled to any accrued and unpaid Servicing Fee to the date of termination. Any collections received by the prior Servicer after its removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor Servicer.

     The compensation of any successor Servicer (including, without limitation, the Indenture Trustee) so appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. In the event the Indenture Trustee is required to solicit bids to appoint a successor Servicer, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in Section 9.04(b)(ii) above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the Servicing Fee and Servicing Compensation provided for herein. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances made by the Indenture Trustee. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the successor Servicer.

     The Indenture Trustee, the Issuer, any Custodian, the Servicer and any such successor Servicer shall take such action, consistent with this
Agreement, as shall be necessary to effectuate any such succession of a successor Servicer. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by the applicable party to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Servicer or which are thereafter received with respect to the Home Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any payment hereunder or any portion thereof caused by
(i) the failure of the prior Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions relating to the prior Servicer imposed by any regulatory authority having jurisdiction over the prior Servicer. No appointment of a successor Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder, the Issuer and the Seller and, except in the case of the appointment of the Indenture Trustee as successor Servicer (when no consent shall be required), the Seller, the Majority Securityholders and the Issuer shall have consented thereto.

     Pending appointment of a successor Servicer hereunder, the Indenture Trustee shall act as Servicer hereunder as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor Servicer as it and such successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement.

     Section 10.03.  Waiver of Defaults.  The Majority Securityholders may,
                     ------------------
on behalf of all Securityholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article X, provided, however, that the Majority Securityholders may not waive a default in making a required payment or distribution on a Security or Residual Interest without the consent of the related Securityholder or holders of the Residual Interest. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

     Section 10.04.  Accounting Upon Termination of Servicer.  Upon
                     ---------------------------------------
termination of the Servicer under this Article X, the Servicer shall, at its own expense:

     (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Collection Account;

     (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, all of the Servicer's files, documents and statements relating to the Home Loans held by it hereunder and a Home Loan portfolio computer tape;

     (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the Issuer and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Home Loans; and

     (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.


                                  ARTICLE XI

                                 TERMINATION

     Section 11.01.  Termination.  (a)  This Agreement shall terminate upon
                     -----------
any of the following events: (i) the later of (a) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture and Notice to the Indenture Trustee of such discharge and (b) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder; (ii) payment of all amounts due and payable to the Securityholders, the Servicer, the Indenture Trustee, the Owner Trustee, the Co-Owner Trustee and the Issuer pursuant to this Agreement and the Indenture and written notice to the Indenture Trustee from the Issuer of the Issuer's intent to terminate this Agreement; or (iii) mutual written consent of the Servicer, the Seller, the Transferor and all Securityholders in writing.

     (b) Notice of termination of this Agreement pursuant to Section 11.01(a)(i) shall be sent by the Indenture Trustee to the Securityholders in accordance with Section 2.6(b) of the Indenture. Notice of termination of this Agreement pursuant to Section 11.01(a)(ii) or (iii) shall be mailed or
                                                   -----
transmitted by facsimile by the Indenture Trustee to the Securityholders on the Business Day immediately following the day on which the Indenture Trustee receives notice of such termination, and such notice to the Securityholders shall state that the Securityholders are to surrender their respective Securities for cancellation and shall specify the place where such Securities are to be surrendered.

     Section 11.02.  Optional Termination by Seller.
                     ------------------------------

     (a)  (Reserved)

     (b) The Seller may, at its option, effect an early redemption or termination of the Securities on or after any Payment Date on which the Pool Principal Balance declines to 10% or less of the Assumed Pool Principal Balance as of the Closing Date. The Seller shall effect such early redemption or termination by providing notice thereof to the Indenture Trustee and Owner Trustee and by paying into the Collection Account in the manner described below an amount equal to the Termination Price.

     (c) Any early redemption and termination by the Seller pursuant to Sections 11.01(b) shall be accomplished by depositing the Termination Price into the Collection Account on the Determination Date immediately preceding the Payment Date on which the early redemption or termination is to occur. The amount so deposited and any other amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b)(1) and any amounts withdrawable therefrom by the Indenture Trustee pursuant to Section 5.01(d)) shall be transferred to the Note Payment Account pursuant to Section 5.01(b)(2) for payment or distribution to Securityholders on the final Payment Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to the Due Period immediately preceding such final Payment Date shall belong to the Seller. For purposes of calculating the payments and distributions to be made on the final Payment Date, amounts transferred to the Note Payment Account immediately preceding such final Payment Date shall in all cases be deemed to have been received during the related Due Period, and amounts so transferred shall be applied pursuant to Section 5.01(d).

     Section 11.03.  Notice of Termination.  Notice of termination of this
                     ---------------------
Agreement or of early redemption and termination of the Securities shall be sent (i) by the Indenture Trustee to the Noteholders in accordance with
Section 10.2 of the Indenture and (ii) by the Owner Trustee to the Certificateholder in accordance with Section 9.1(d) of the Trust Agreement.

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

     Section 12.01.  Acts of Securityholders.  Except as otherwise
                     -----------------------
specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

     Section 12.02.  Amendment.  (a)  This Agreement may be amended from time
                     ---------
to time by the Issuer, the Seller, the Servicer, the Transferor and the Indenture Trustee by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof, to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an opinion of counsel is obtained to such effect, or (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Securities then outstanding.

     (b) This Agreement may also be amended from time to time by the Issuer, the Seller, the Servicer, the Transferor and the Indenture Trustee by written agreement, with the prior written consent of the Majority Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or payments or distributions which are required to be made on any Security, without the consent of the holders of 100% of each Class of Securities affected thereby, (ii) adversely affect in any material respect the interests of the holders of any Class of Securities in any manner other than as described in (i), without the consent of the holders of 100% of such Class of Securities, or (iii) reduce the percentage of any Class of Securities, the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of such Class of Securities.

     (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     (d) Prior to the execution of any amendment to this Agreement, the Issuer shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Person's own rights, duties or immunities under this Agreement.

     Section 12.03.  Recordation of Agreement.  To the extent permitted by
                     ------------------------
applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Securityholders, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Home Loans.

     Section 12.04.  Duration of Agreement.  This Agreement shall continue
                     ---------------------
in existence and effect until terminated as herein provided.

     Section 12.05.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, AND, TO THE EXTENT PERMITTED BY LAW, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 12.06.  Notices.  All demands, notices and communications
                     -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Seller, FIRSTPLUS Investment Corporation, 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109, Attention: Russ Ungerman, or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Seller, (ii) in the case of the Issuer, FIRSTPLUS Home Loan Owner Trust 1998-2, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: James
P.  Lawler, or  such  other address  as  may hereafter  be  furnished to  the
Securityholders and  the  other parties  hereto,  (iii) in  the  case of  the
Transferor and the Servicer, FIRSTPLUS Financial, Inc., 1600 Viceroy, 7th Floor, Dallas, Texas 75235, Attention: Lee Reddin, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor, (iv) in the case of the Indenture Trustee or Co-Owner Trustee, U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance, FIRSTPLUS 1998-2, and (v) in the case of the Securityholders, as set forth in the applicable Note Register and Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, provided, however, that a
                                               --------  -------
facsimile or other form of electronic transmission shall be deemed to be received by the parties referred to in (i) to (v) above when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission and such facsimile or other form of electronic transmission is confirmed with a printed paper copy thereof by mail or overnight courier service; and provided, further, that any delivery of computer readable format hereunder shall be accompanied or confirmed
by the delivery  of a printed  paper copy thereof.   Notices to the
Securityholders  shall be effective upon mailing or personal  delivery.
Each party  may,  by notice,  designate any  further or different   address
to which subsequent notices, certificates or other communications to such party shall be sent.

     Section 12.07.  Severability of Provisions.  If any one or more of the
                     --------------------------
covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 12.08.  No Partnership.  Nothing herein contained shall be
                     --------------
deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

     Section 12.09.  Counterparts.  This Agreement may be executed in one or
                     ------------
more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

     Section 12.10.  Successors and Assigns.  This Agreement shall inure to
                     ----------------------
the benefit of and be binding upon the Servicer, the Transferor, the Seller, the Issuer and the Securityholders and their respective successors and permitted assigns.

     Section 12.11.  Headings.  The headings of the various sections of this
                     --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 12.12.  Actions of Securityholders.  (a)  Any request, demand,
                     --------------------------
authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, the Seller, the Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Seller, the Servicer and the Issuer if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Seller, the Servicer or the Issuer deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Indenture Trustee, the Seller, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

     (d) The Seller, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it shall deem necessary.

     Section 12.13.  Reports to Rating Agencies.  (a)  The Indenture Trustee
                     --------------------------
shall provide to each Rating Agency copies of statements, reports and notices, to the extent received by it from the Servicer, the Transferor or the Issuer hereunder, as follows:

            (i)     copies of amendments to this Agreement;

           (ii)     notice  of any  substitution or  repurchase  of any  Home
     Loans;

          (iii)     notice  of  any   termination,  replacement,  succession,
     merger or consolidation of either the Servicer, any Custodian or the Issuer;

           (iv) notice of final payment on the Notes and the final distribution with respect to the Residual Interest Certificate;

            (v)     notice of the occurrence of any Event of Default;

           (vi)     copies  of   the  annual  independent   auditor's  report
     delivered pursuant to Section 7.05, and copies of any compliance reports delivered by the Servicer hereunder including Section 7.04; and

          (vii)     copies of any  Servicer's Monthly  Statement pursuant  to
     Section 6.02(b); and

     (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Moody's, 99 Church Street, 4th Floor, New York, New York 10007, (ii) if to Fitch, One State Street Plaza, New York, New York 10004 and (iii) if to DCR, 55 East Monroe Street, 38th Floor, Chicago, Illinois 60603, Attention: RMBS Monitoring.

     Section 12.14.  (Reserved).

     Section 12.15.  No Petition.  Each of the Indenture Trustee, the Seller
                     -----------
and the Servicer by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Securities or any of the Basic Documents.


     IN WITNESS WHEREOF, the Servicer, the Transferor, the Issuer and the Seller have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this Sale and Servicing Agreement.

                         FIRSTPLUS HOME LOAN OWNER TRUST 1998-2,
                         By:  Wilmington Trust Company, as Owner Trustee



                         By:
                            ------------------------------------------------
                            Name:
                            Title:


                         FIRSTPLUS INVESTMENT CORPORATION, as Seller



                         By:
                            ----------------------------------------------
                            Name:     Lee F. Reddin
                            Title:    Vice President


                          FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer



                          By:
                             ------------------------------------------------
                             Name:     Lee F. Reddin
                             Title:    Vice President



                          U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee and Co-Owner Trustee



                          By:
                             ---------------------------------------------
                             Name:
                             Title:





THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FINANCIAL, INC., a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the     day of March, 1998.






                              --------------------------------------------
                              Notary Public, State of Texas










THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the     day of March, 1998.




                              --------------------------------------------
                              Notary Public, State of Texas








THE STATE OF DELAWARE    )
                         )
COUNTY OF NEWCASTLE )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS HOME LOAN OWNER TRUST 1998-2, as Issuer, and that he executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the     day of March, 1998.



                              --------------------------------------------
                              Notary Public, State of Delaware
My commission expires:

                              --------------------------------------------
                    .              (printed name)
--------------------








THE STATE OF MINNESOTA   )
                         )
COUNTY OF RAMSEY         )




     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, and that she executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND  AND SEAL OF  OFFICE, this the        day of  March,
1998.



                              --------------------------------------------
                              Notary Public, State of Minnesota
My commission expires:

                              --------------------------------------------
                    .              (printed name)
--------------------








                                  EXHIBIT A

                              Home Loan Schedule



                       (Delivered under Separate Cover)







                                  EXHIBIT B

                    Form Of Subsequent Transfer Agreement



     This SUBSEQUENT TRANSFER AGREEMENT dated as of _____________, 199_ (this "Agreement") is entered into between FIRSTPLUS Financial, Inc., as Transferor and Servicer (the "Transferor" and "Servicer"), FIRSTPLUS Investment Corporation, as Seller (the "Seller"), and FIRSTPLUS Home Loan Owner Trust 1998-2, as Issuer (the "Issuer") and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"), with respect to that certain Loan Sale Agreement dated as of March 1, 1998 (the "Loan Sale Agreement") by and between the Transferor and the Seller, and that certain Sale and Servicing Agreement dated as of March 1, 1998 (the "Sale and Servicing Agreement") among the Issuer, the Seller, the Transferor and Servicer, the Indenture Trustee and the Co-Owner Trustee;

     WHEREAS, pursuant to the Loan Sale Agreement and the Sale and Servicing Agreement, the Transferor, the Seller, the Issuer and the Indenture Trustee agreed to the sale by the Transferor to the Seller, the sale by the Seller to the Issuer and the pledge by the Issuer to Indenture Trustee of additional Home Loans following the Closing Date; and

     WHEREAS, the Transferor, the Seller, the Issuer and the Indenture Trustee desire to enter into this Subsequent Transfer Agreement to reflect the sale, transfer, assignment, set over, conveyance and grant of certain additional Home Loans to the Issuer and their pledge to the Indenture Trustee.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Transferor, the Seller, the Issuer and the Indenture Trustee hereby agree as follows:

     Section 1.   Subsequent Home  Loans.   The Transferor,  the Seller,  the
Issuer and the Indenture Trustee hereby agree to the sale, transfer, assignment, set over, conveyance and grant by the Transferor to the Seller, the sale, transfer, assignment, set over, conveyance and grant by the Seller to the Issuer and the Grant by the Issuer to the Indenture Trustee of the additional home loans as described on Attachment A attached hereto (the "Subsequent Home Loans") and the Home Loan Schedule attached hereto as Attachment 2 (the "Home Loan Schedule"). The Home Loan Schedule shall supersede any Addition Notices for any Subsequent Transfer Agreement insofar as the Home Loan Schedule relates to the identification of Subsequent Home Loans transferred to the Issuer. Capitalized terms used and not defined herein have the meanings assigned to them in the Sale and Servicing Agreement.

     Section 2.  Sale by Transferor to Seller of Subsequent Home Loans.  The
                 -----------------------------------------------------
Transferor does hereby sell, transfer, assign, set over, convey and Grant to the Seller:

          (i) all of the right, title and interest of the Transferor in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the Debt Instruments, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-Off Date;

          (ii) all right, title and interest of the Transferor in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Seller or its successor by foreclosure or deed in lieu of foreclosure or otherwise;

          (iii) all right, title and interest of the Transferor in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

          (iv) all the proceeds of each of the foregoing.

     With respect to each Subsequent Home Loan, the Transferor has delivered or caused to be delivered to the Seller, each item set forth in Section 2.02 of the Sale and Servicing Agreement. The transfer to the Seller by the Transferor of the Subsequent Home Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Transferor and the Seller to constitute and to be treated as an absolute conveyance and sale by the Transferor. The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Sale and Servicing Agreement shall be borne by the Transferor. Additional terms of the sale, including the purchase price, are set forth on Attachment A attached hereto.

     Section 3.  Sale by Seller to Issuer of Subsequent Home Loans.  Upon and
                 -------------------------------------------------
simultaneous with the purchase by the Seller from the Transferor of the Subsequent Home Loans, the Seller does hereby sell, transfer, assign, set over, convey and Grant to the Issuer:

          (i) all of the right, title and interest of the Seller in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the related Debt Instruments, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-off Date;

          (ii) all right, title and interest of the Seller in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Issuer by foreclosure or deed in lieu of foreclosure or otherwise;

          (iii) all right, title and interest of the Seller in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

          (iv) all the proceeds of each of the foregoing.

     With respect to each Subsequent Home Loan, the Seller has delivered or caused to be delivered to the Issuer, each item set forth in Section 2.02 of the Sale and Servicing Agreement. The transfer to the Issuer by the Seller of the Subsequent Home Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Transferor, the Issuer, the Certificateholders and the Noteholders to constitute and to be treated as an absolute conveyance and sale by the Seller. The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Sale and Servicing Agreement shall be borne by the Seller to the extent that the same are not paid by the Transferor. Additional terms of the sale, including the purchase price, are set forth on Attachment 1 attached hereto.

     Section 4.  Grant by Issuer to Indenture Trustee of Subsequent Home
                 -------------------------------------------------------
Loans.
-----

     Upon and simultaneous with the purchase by the Seller from the Transferor of the Subsequent Home Loans and the purchase by the Issuer from the Seller of the Subsequent Home Loans, and pursuant to the terms of the Indenture, the Issuer does hereby Grant to the Indenture Trustee:

          (i) all of the right, title and interest of the Issuer in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the Debt Instruments, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-off Date;

          (ii) all right, title and interest of the Issuer in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Issuer by foreclosure or deed in lieu of foreclosure or otherwise;

          (iii) all right, title and interest of the Issuer in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

          (iv) all the proceeds of each of the foregoing.

     Section 5.  Representations and Warranties; Conditions Precedent.
                 ----------------------------------------------------

     (a) The Transferor hereby makes the representations, warranties and covenants set forth in Sections 3.02 and 3.04 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date, and the Transferor hereby confirms that with respect to the sale by the Transferor to the Seller of the Subsequent Home Loans each of the conditions set forth in Sections 2.02 of the Sale and Servicing Agreement for such sale have been satisfied as of the date hereof and the applicable Subsequent Transfer Date. In addition, the Transferor hereby reconfirms the accuracy of the representations and warranties set forth in Section 3.03 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date.

     (b) In reliance upon the representations, warranties and covenants made by the Transferor in the preceding subsection (a) and in the Officer's Certificate of the Transferor dated as of the date hereof, the Seller hereby affirms the representations, warranties and covenants set forth in Section
3.01 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date, and the Seller hereby confirms that each of the conditions set forth in Sections
2.02 and 3.04 of the Sale and Servicing Agreement are satisfied as of the date hereof and the applicable Subsequent Transfer Date.

     (c) All terms and conditions of the Sale and Servicing Agreement are hereby ratified and confirmed; provided however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Sale and Servicing Agreement.

     Section 6.  Recordation of Agreement.  This Agreement is subject to
                 ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Transferor, at its expense, in the event such recordation materially and beneficially affects the interests of the Noteholders or the Certificateholders.

     Section 7.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN
                 -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 8.  Successors and Assigns.  This Agreement shall inure to the
                 ----------------------
benefit of and be binding upon the Transferor, the Seller, the Issuer, the Indenture Trustee and their respective successors and permitted assigns.

     Section 9.  Counterparts.  This Agreement may be executed in one or more
                 ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.


     IN WITNESS WHEREOF, the Transferor, the Seller, the Issuer and the Indenture Trustee have caused this SUBSEQUENT TRANSFER AGREEMENT to be signed by their respective officers thereunto duly authorized, as of the day and year first above written.

                         FIRSTPLUS FINANCIAL, INC.,
                         as Transferor





                         By:
                            ----------------------------------------------
                             Name:
                             Title:


                         FIRSTPLUS INVESTMENT CORPORATION,
                         as Seller



                         By:
                            ----------------------------------------------
                             Name:
                             Title:


                         FIRSTPLUS HOME LOAN OWNER TRUST 1998-2

                         By:  Wilmington Trustee Company as Owner Trustee



                         By:
                            ----------------------------------------------
                             Name:
                             Title:


                         U.S. BANK NATIONAL ASSOCIATION
                         as Indenture Trustee



                         By:
                            ----------------------------------------------
                             Name:
                             Title:








THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FINANCIAL, INC., a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ___________________, 199_.




                              --------------------------------------------
                              Notary Public, State of Texas











THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ___________________, 199_.




                              --------------------------------------------
                              Notary Public, State of Texas










THE STATE OF DELAWARE    )
                         )
COUNTY OF NEWCASTLE      )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS Home Loan Owner Trust 1998-2, as Issuer, and that he executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of ___________________, 199_.


                              --------------------------------------------
                              Notary Public, State of Delaware
My commission expires:

                              --------------------------------------------
                    .              (printed name)
--------------------








THE STATE OF MINNESOTA   )
                         )
COUNTY OF RAMSEY         )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________________________, known to me to be the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, and that she executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _____ day of __________________, 199_.



                              --------------------------------------------
                              Notary Public, State of Minnesota
My commission expires:

                              --------------------------------------------
                    .              (printed name)
--------------------






                                 ATTACHMENT 1



1.   Transfer Source of Subsequent Mortgage Loans:
                                                  -------------------

     Subsequent Transfer Date:
                                                  ----------

     Cut-Off Date:
                                                  ----------

     Aggregate Outstanding Principal Balances
       of Subsequent Mortgage Loans:
                                                  ----------

     Purchase Price for Subsequent
       Mortgage Loans:
                                                  ----------



2.   Transfer Source of Subsequent Mortgage Loans:
                                                   -------------------

     Subsequent Transfer Date:
                                                  ----------

     Cut-Off Date:
                                                  ----------

     Aggregate Outstanding Principal Balances
       of Subsequent Mortgage Loans:
                                                  ----------

     Purchase Price for Subsequent
       Mortgage Loans:
                                                  ----------



3.   Transfer Source of Subsequent Mortgage Loans:
                                                   -------------------

     Subsequent Transfer Date:
                                                  ----------

     Cut-Off Date:
                                                  ----------



     Aggregate Outstanding Principal Balances
       of Subsequent Mortgage Loans:
                                             ----------

     Purchase Price for Subsequent
       Mortgage Loans:
                                             ----------





                                 ATTACHMENT 2

                              Home Loan Schedule









                                  EXHIBIT C

                           Form of Addition Notice


     Pursuant to Section 2.02 of the Sale and Servicing Agreement dated as of March 1, 1998 among FIRSTPLUS Home Loan Owner Trust 1998-2, as Issuer (the "Issuer"), FIRSTPLUS Investment Corporation, as Seller (the "Seller"), FIRSTPLUS Financial, Inc., as Servicer and Transferor (the "Transferor" and "Servicer"), and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"), the Transferor and the Seller hereby provide notice to the Issuer and the Indenture Trustee that the Subsequent Home Loans identified on Attachment A attached hereto will be sold to the Issuer pursuant to a Subsequent Transfer Agreement dated as of _____________, 199_ (the "Subsequent Transfer Agreement") between the Transferor and Servicer, the Seller, the Issuer and the Indenture Trustee and Co-Owner Trustee. The aggregate Principal Balance of such Subsequent Home Loans as of the applicable Cut-Off Date, set forth on such Attachment A, with respect to the source of the Seller is set forth on the Schedules attached hereto as Attachment B.



                              FIRSTPLUS INVESTMENT CORPORATION,
                              as Seller



                              By:
                                 -----------------------------------------
                                  Name:
                                  Title:


                              FIRSTPLUS FINANCIAL, INC.,
                              as Transferor


                              By:
                                 -----------------------------------------
                                  Name:
                                  Title:






                                  EXHIBIT D

                       Schedule of Specified Home Loans








                                 ATTACHMENT A



1.   Transfer Source of Subsequent Mortgage Loans:
                                                   -------------------

     Subsequent Transfer Date:
                                              ----------

     Cut-Off Date:
                                             ----------

     Aggregate Outstanding Principal Balances
       of Subsequent Mortgage Loans:
                                             ----------

     Purchase Price for Subsequent
       Mortgage Loans:
                                             ----------



2.   Transfer Source of Subsequent Mortgage Loans:
                                                   -------------------

     Subsequent Transfer Date:
                                              ----------

     Cut-Off Date:
                                              ----------

     Aggregate Outstanding Principal Balances
       of Subsequent Mortgage Loans:
                                             ----------

     Purchase Price for Subsequent
       Mortgage Loans:
                                             ----------



3.   Transfer Source of Subsequent Mortgage Loans:
                                                   -------------------

     Subsequent Transfer Date:
                                                  ----------

     Cut-Off Date:
                                        ----------

     Aggregate Outstanding Principal Balances
       of Subsequent Mortgage Loans:
                                             ----------

     Purchase Price for Subsequent
       Mortgage Loans:
                                             ----------






                                 ATTACHMENT B

                              Home Loan Schedule




                                  (Reserved)






                                  EXHIBIT D

                       Schedule of Specified Home Loans